UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

This report on Form N-CSR relates solely to the Registrant’s Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity Advisor® Canada Fund - Class A, Class T, Class C and Class I Annual Report October 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Canada Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.27%	0.72%	2.03%
Class T (incl. 3.50% sales charge)	3.39%	0.90%	1.99%
Class C (incl. contingent deferred sales charge)	5.67%	1.17%	1.91%
Class I	7.83%	2.24%	2.92%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007, are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 2, 2007, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007, are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to May 2, 2007, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007, are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 2, 2007, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$12,225	Fidelity Advisor® Canada Fund - Class A
$13,408	S&P/TSX Composite Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Risteard Hogan:  For the one-year period ending October 31, 2016, the fund’s share classes (excluding sales charges, if applicable) posted strong gains, but lagged the 10.03% result of the fund’s benchmark S&P/TSX Composite Index by about 2 to 3 percentage points. The period was marked by persistent volatility, driven by the bottoming-out of the commodities market and the subsequent rebound, which lifted stocks of many Canadian companies with exposure to materials and oil. Stock selection drove the underperformance relative to the S&P/TSX index overall, most notably in the materials sector. The fund’s biggest individual detractor was an average underweighting in miner Barrick Gold. I did not own this stock early in the period, and the fund missed out on its rally when commodities began to rise in late January. Our modestly overweighted stake in miner Detour Gold also hurt our relative results. The stock suffered after heavy rains flooded Detour’s gold mine, causing a shortfall in production. Conversely, stock selection in consumer discretionary proved beneficial, led by the fund’s position in home improvement retailer Rona. In February, U.S.-based competitor Lowe’s made a $2 billion acquisition bid for Rona, and its stock price doubled. I subsequently sold the position to take profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Canada	93.2%
United States of America*	3.8%
Bailiwick of Jersey	0.9%
United Kingdom	0.8%
France	0.5%
Ireland	0.4%
Israel	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Canada	94.1%
United States of America*	3.0%
United Kingdom	0.9%
Bailiwick of Jersey	0.8%
France	0.4%
Israel	0.3%
Ireland	0.3%
Netherlands	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.0	98.0
Short-Term Investments and Net Other Assets (Liabilities)	3.0	2.0

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Banks)	9.3	10.0
The Toronto-Dominion Bank (Banks)	8.7	9.2
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.4	5.1
Canadian National Railway Co. (Road & Rail)	5.4	5.5
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4.1	3.4
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.7	3.3
Sun Life Financial, Inc. (Insurance)	3.6	2.9
TELUS Corp. (Diversified Telecommunication Services)	2.9	3.0
Bank of Nova Scotia (Banks)	2.9	2.3
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	2.4	1.8
	48.4

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.1	33.3
Energy	21.8	20.9
Materials	13.7	13.8
Consumer Staples	7.4	8.3
Industrials	7.4	7.2
Telecommunication Services	6.6	6.5
Information Technology	4.6	3.8
Consumer Discretionary	2.5	3.1
Real Estate	0.8	0.0
Utilities	0.7	0.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2016, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	57,500	$2,360,788
Media - 1.8%
Cogeco Communications, Inc.	189,000	8,815,209
Corus Entertainment, Inc. Class B (non-vtg.)	588,000	4,852,874
Quebecor, Inc. Class B (sub. vtg.)	378,200	10,613,172
		24,281,255
Specialty Retail - 0.6%
AutoCanada, Inc.	255,900	4,206,811
Sleep Country Canada Holdings, Inc.	177,300	3,768,600
		7,975,411

TOTAL CONSUMER DISCRETIONARY		34,617,454

CONSUMER STAPLES - 7.4%
Beverages - 0.4%
Molson Coors Brewing Co. Class B	50,300	5,221,643
Food & Staples Retailing - 6.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	640,800	32,190,490
Empire Co. Ltd. Class A (non-vtg.)	228,300	3,288,419
George Weston Ltd.	296,400	24,153,075
Jean Coutu Group, Inc. Class A (sub. vtg.)	395,700	5,959,248
Metro, Inc. Class A (sub. vtg.)	387,395	11,974,500
North West Co., Inc.	350,200	6,683,904
		84,249,636
Food Products - 0.2%
AGT Food & Ingredients, Inc.	103,100	2,931,659
Tobacco - 0.5%
Imperial Tobacco Group PLC	152,745	7,395,198

TOTAL CONSUMER STAPLES		99,798,136

ENERGY - 21.8%
Energy Equipment & Services - 1.1%
Canadian Energy Services & Technology Corp.	1,773,500	6,994,569
Pason Systems, Inc.	374,300	4,255,629
ZCL Composites, Inc.	455,600	3,970,748
		15,220,946
Oil, Gas & Consumable Fuels - 20.7%
ARC Resources Ltd. (a)	826,300	14,027,325
Canadian Natural Resources Ltd.	842,998	26,754,958
Cenovus Energy, Inc.	1,629,000	23,500,447
Enbridge, Inc.	1,268,800	54,789,306
Imperial Oil Ltd.	560,400	18,174,458
Keyera Corp.	207,404	6,225,367
NuVista Energy Ltd. (b)	831,200	4,226,336
Painted Pony Petroleum Ltd. (b)	740,200	4,536,229
Parkland Fuel Corp.	372,600	8,703,167
Peyto Exploration & Development Corp.	445,000	11,432,715
PrairieSky Royalty Ltd. (a)	609,118	13,246,829
Raging River Exploration, Inc. (b)	865,700	6,938,250
Spartan Energy Corp. (b)	2,184,800	5,082,067
Suncor Energy, Inc.	2,425,100	72,772,888
Whitecap Resources, Inc.	982,700	7,853,980
		278,264,322

TOTAL ENERGY		293,485,268

FINANCIALS - 31.1%
Banks - 20.9%
Bank of Nova Scotia	741,000	39,820,532
Royal Bank of Canada	2,002,700	125,122,089
The Toronto-Dominion Bank	2,571,100	116,660,811
		281,603,432
Capital Markets - 1.5%
Amundi SA	125,500	6,150,636
Brookfield Asset Management, Inc. Class A	210,400	7,367,843
TMX Group Ltd.	152,700	7,045,853
		20,564,332
Diversified Financial Services - 0.5%
Element Financial Corp.	778,800	7,588,844
Insurance - 8.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	28,800	14,749,989
Intact Financial Corp.	317,325	21,571,381
Power Corp. of Canada (sub. vtg.)	1,190,900	25,544,019
Sun Life Financial, Inc.	1,442,700	48,283,608
		110,148,997

TOTAL FINANCIALS		419,905,605

HEALTH CARE - 0.4%
Pharmaceuticals - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	119,500	5,107,430
INDUSTRIALS - 7.4%
Airlines - 0.5%
WestJet Airlines Ltd.	400,400	6,552,434
Professional Services - 0.6%
Stantec, Inc.	347,600	7,733,083
Road & Rail - 5.9%
Canadian National Railway Co.	1,148,400	72,193,460
TransForce, Inc.	307,400	6,973,967
		79,167,427
Trading Companies & Distributors - 0.4%
Toromont Industries Ltd.	205,000	6,021,770

TOTAL INDUSTRIALS		99,474,714

INFORMATION TECHNOLOGY - 4.6%
IT Services - 1.6%
CGI Group, Inc. Class A (sub. vtg.) (b)	465,800	22,124,892
Semiconductors & Semiconductor Equipment - 0.3%
Dialog Semiconductor PLC (b)	89,400	3,508,464
Software - 2.7%
Constellation Software, Inc.	41,000	19,207,001
Open Text Corp.	271,814	16,876,664
		36,083,665

TOTAL INFORMATION TECHNOLOGY		61,717,021

MATERIALS - 13.7%
Chemicals - 2.4%
Agrium, Inc.	290,300	26,649,250
Monsanto Co.	55,600	5,602,812
		32,252,062
Construction Materials - 0.4%
CRH PLC	174,300	5,658,486
Containers & Packaging - 0.9%
CCL Industries, Inc. Class B	68,500	12,182,204
Metals & Mining - 9.4%
Agnico Eagle Mines Ltd. (Canada)	439,700	22,330,846
Barrick Gold Corp.	364,200	6,408,052
Detour Gold Corp. (b)	548,000	10,446,850
Franco-Nevada Corp.	299,000	19,569,977
Labrador Iron Ore Royalty Corp. (a)	569,900	6,241,580
Lundin Mining Corp. (b)	2,315,100	9,061,563
Randgold Resources Ltd.	139,064	12,349,798
Silver Wheaton Corp.	730,200	17,594,918
Tahoe Resources, Inc.	825,200	9,892,803
Teck Resources Ltd. Class B (sub. vtg.)	311,800	6,732,072
Torex Gold Resources, Inc. (b)	321,470	5,979,778
		126,608,237
Paper & Forest Products - 0.6%
Western Forest Products, Inc.	5,001,100	7,606,236

TOTAL MATERIALS		184,307,225

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Allied Properties (REIT)	396,700	10,665,028
TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 2.9%
TELUS Corp.	1,233,900	39,952,492
Wireless Telecommunication Services - 3.7%
Rogers Communications, Inc. Class B (non-vtg.)	1,237,000	49,764,050

TOTAL TELECOMMUNICATION SERVICES		89,716,542

UTILITIES - 0.7%
Electric Utilities - 0.7%
Hydro One Ltd.	502,700	9,171,005
TOTAL COMMON STOCKS
(Cost $1,060,078,806)		1,307,965,428

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 0.41% (c)	36,919,274	36,930,350
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	16,423,546	16,426,831
TOTAL MONEY MARKET FUNDS
(Cost $53,348,323)		53,357,181
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $1,113,427,129)		1,361,322,609
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(13,283,481)
NET ASSETS - 100%		$1,348,039,128

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$113,081
Fidelity Securities Lending Cash Central Fund	1,440,259
Total	$1,553,340

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$34,617,454	$34,617,454	$--	$--
Consumer Staples	99,798,136	99,798,136	--	--
Energy	293,485,268	293,485,268	--	--
Financials	419,905,605	419,905,605	--	--
Health Care	5,107,430	5,107,430	--	--
Industrials	99,474,714	99,474,714	--	--
Information Technology	61,717,021	61,717,021	--	--
Materials	184,307,225	166,298,941	18,008,284	--
Real Estate	10,665,028	10,665,028	--	--
Telecommunication Services	89,716,542	89,716,542	--	--
Utilities	9,171,005	9,171,005	--	--
Money Market Funds	53,357,181	53,357,181	--	--
Total Investments in Securities:	$1,361,322,609	$1,343,314,325	$18,008,284	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $15,496,692) — See accompanying schedule: Unaffiliated issuers (cost $1,060,078,806)	$1,307,965,428
Fidelity Central Funds (cost $53,348,323)	53,357,181
Total Investments (cost $1,113,427,129)		$1,361,322,609
Foreign currency held at value (cost $322,027)		322,012
Receivable for investments sold		5,446,147
Receivable for fund shares sold		517,222
Dividends receivable		2,275,466
Distributions receivable from Fidelity Central Funds		194,865
Prepaid expenses		3,620
Other receivables		22,731
Total assets		1,370,104,672
Liabilities
Payable for investments purchased	$1,904,493
Payable for fund shares redeemed	2,403,488
Accrued management fee	933,753
Distribution and service plan fees payable	29,658
Other affiliated payables	301,766
Other payables and accrued expenses	66,456
Collateral on securities loaned, at value	16,425,930
Total liabilities		22,065,544
Net Assets		$1,348,039,128
Net Assets consist of:
Paid in capital		$1,132,107,522
Undistributed net investment income		13,430,443
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,390,587)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		247,891,750
Net Assets		$1,348,039,128
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($44,143,668 ÷ 917,909 shares)		$48.09
Maximum offering price per share (100/94.25 of $48.09)		$51.02
Class T:
Net Asset Value and redemption price per share ($11,139,837 ÷ 232,955 shares)		$47.82
Maximum offering price per share (100/96.50 of $47.82)		$49.55
Class C:
Net Asset Value and offering price per share ($18,488,751 ÷ 394,450 shares)(a)		$46.87
Canada:
Net Asset Value, offering price and redemption price per share ($1,233,050,086 ÷ 25,500,126 shares)		$48.35
Class I:
Net Asset Value, offering price and redemption price per share ($41,216,786 ÷ 853,627 shares)		$48.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$36,030,694
Income from Fidelity Central Funds		1,553,340
Income before foreign taxes withheld		37,584,034
Less foreign taxes withheld		(5,201,439)
Total income		32,382,595
Expenses
Management fee
Basic fee	$8,884,225
Performance adjustment	2,391,451
Transfer agent fees	2,923,404
Distribution and service plan fees	374,493
Accounting and security lending fees	586,540
Custodian fees and expenses	24,761
Independent trustees' fees and expenses	5,552
Registration fees	82,165
Audit	77,777
Legal	6,773
Miscellaneous	12,106
Total expenses before reductions	15,369,247
Expense reductions	(62,846)	15,306,401
Net investment income (loss)		17,076,194
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(33,075,291)
Fidelity Central Funds	1,430
Other affiliated issuers	813,420
Foreign currency transactions	(327,888)
Total net realized gain (loss)		(32,588,329)
Change in net unrealized appreciation (depreciation) on: Investment securities	98,517,932
Assets and liabilities in foreign currencies	12,526
Total change in net unrealized appreciation (depreciation)		98,530,458
Net gain (loss)		65,942,129
Net increase (decrease) in net assets resulting from operations		$83,018,323

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,076,194	$20,629,341
Net realized gain (loss)	(32,588,329)	(6,996,196)
Change in net unrealized appreciation (depreciation)	98,530,458	(283,157,405)
Net increase (decrease) in net assets resulting from operations	83,018,323	(269,524,260)
Distributions to shareholders from net investment income	(17,462,078)	(24,029,674)
Distributions to shareholders from net realized gain	(1,771,774)	(262,730,704)
Total distributions	(19,233,852)	(286,760,378)
Share transactions - net increase (decrease)	(105,554,211)	(304,156,881)
Redemption fees	81,286	128,345
Total increase (decrease) in net assets	(41,688,454)	(860,313,174)
Net Assets
Beginning of period	1,389,727,582	2,250,040,756
End of period	$1,348,039,128	$1,389,727,582
Other Information
Undistributed net investment income end of period	$13,430,443	$14,473,984

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$45.25	$60.56	$57.31	$53.65	$52.20
Income from Investment Operations
Net investment income (loss)A	.48	.45	.47	.60	.57
Net realized and unrealized gain (loss)	2.84	(8.04)	3.13	3.63	1.50
Total from investment operations	3.32	(7.59)	3.60	4.23	2.07
Distributions from net investment income	(.42)	(.50)	(.03)	(.57)	(.33)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.48)	(7.72)	(.35)	(.57)	(.62)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.09	$45.25	$60.56	$57.31	$53.65
Total ReturnC,D	7.45%	(14.32)%	6.32%	7.98%	4.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.48%	1.43%	1.29%	1.19%	1.08%
Expenses net of fee waivers, if any	1.48%	1.43%	1.29%	1.19%	1.08%
Expenses net of all reductions	1.48%	1.43%	1.29%	1.18%	1.08%
Net investment income (loss)	1.06%	.90%	.79%	1.11%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$44,144	$58,286	$95,004	$116,661	$159,597
Portfolio turnover rateG	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.99	$60.22	$57.14	$53.48	$52.01
Income from Investment Operations
Net investment income (loss)A	.35	.29	.29	.45	.43
Net realized and unrealized gain (loss)	2.83	(8.00)	3.11	3.63	1.49
Total from investment operations	3.18	(7.71)	3.40	4.08	1.92
Distributions from net investment income	(.29)	(.30)	–	(.42)	(.16)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.35)	(7.52)	(.32)	(.42)	(.45)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$47.82	$44.99	$60.22	$57.14	$53.48
Total ReturnC,D	7.14%	(14.58)%	5.99%	7.69%	3.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.75%	1.59%	1.47%	1.36%
Expenses net of fee waivers, if any	1.77%	1.75%	1.59%	1.47%	1.36%
Expenses net of all reductions	1.77%	1.75%	1.59%	1.46%	1.36%
Net investment income (loss)	.78%	.58%	.48%	.83%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$11,140	$12,820	$21,989	$23,751	$29,626
Portfolio turnover rateG	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.02	$59.04	$56.27	$52.61	$51.19
Income from Investment Operations
Net investment income (loss)A	.15	.07	.02	.20	.19
Net realized and unrealized gain (loss)	2.78	(7.85)	3.07	3.58	1.46
Total from investment operations	2.93	(7.78)	3.09	3.78	1.65
Distributions from net investment income	(.02)	(.02)	–	(.12)	–
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.23)
Total distributions	(.08)	(7.24)	(.32)	(.12)	(.23)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$46.87	$44.02	$59.04	$56.27	$52.61
Total ReturnC,D	6.67%	(14.96)%	5.53%	7.21%	3.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.21%	2.19%	2.03%	1.93%	1.82%
Expenses net of fee waivers, if any	2.21%	2.19%	2.03%	1.92%	1.82%
Expenses net of all reductions	2.21%	2.18%	2.03%	1.92%	1.82%
Net investment income (loss)	.33%	.14%	.04%	.37%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$18,489	$21,610	$38,749	$46,040	$66,500
Portfolio turnover rateG	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$45.55	$60.95	$57.72	$54.05	$52.59
Income from Investment Operations
Net investment income (loss)A	.62	.60	.66	.77	.73
Net realized and unrealized gain (loss)	2.85	(8.09)	3.13	3.66	1.51
Total from investment operations	3.47	(7.49)	3.79	4.43	2.24
Distributions from net investment income	(.61)	(.69)	(.24)	(.76)	(.49)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.67)	(7.91)	(.56)	(.76)	(.78)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.35	$45.55	$60.95	$57.72	$54.05
Total ReturnC	7.79%	(14.08)%	6.64%	8.32%	4.36%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.15%	.98%	.87%	.77%
Expenses net of fee waivers, if any	1.17%	1.15%	.98%	.87%	.77%
Expenses net of all reductions	1.17%	1.14%	.98%	.86%	.77%
Net investment income (loss)	1.37%	1.18%	1.09%	1.42%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$1,233,050	$1,279,488	$2,057,843	$2,262,380	$2,992,597
Portfolio turnover rateF	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$45.44	$60.80	$57.57	$53.91	$52.44
Income from Investment Operations
Net investment income (loss)A	.66	.61	.65	.78	.74
Net realized and unrealized gain (loss)	2.83	(8.07)	3.12	3.64	1.50
Total from investment operations	3.49	(7.46)	3.77	4.42	2.24
Distributions from net investment income	(.59)	(.68)	(.22)	(.76)	(.48)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.65)	(7.90)	(.54)	(.76)	(.77)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.28	$45.44	$60.80	$57.57	$53.91
Total ReturnC	7.83%	(14.05)%	6.62%	8.34%	4.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.13%	1.00%	.86%	.76%
Expenses net of fee waivers, if any	1.13%	1.12%	1.00%	.86%	.76%
Expenses net of all reductions	1.13%	1.12%	1.00%	.85%	.76%
Net investment income (loss)	1.41%	1.21%	1.08%	1.43%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$41,217	$14,846	$30,165	$30,831	$59,245
Portfolio turnover rateF	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$305,552,511
Gross unrealized depreciation	(70,218,263)
Net unrealized appreciation (depreciation) on securities	$235,334,248
Tax Cost	$1,125,988,361

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,548,465
Capital loss carryforward	$(37,937,420)
Net unrealized appreciation (depreciation) on securities and other investments	$235,320,823

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,213,379)
Long-term	(34,724,041)
Total capital loss carryforward	$(37,937,420)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$17,462,078	$ 24,029,674
Long-term Capital Gains	1,771,775	262,730,704
Total	$19,233,853	$ 286,760,378

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $548,563,418 and $674,318,641, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$115,855	$–
Class T	.25%	.25%	55,454	–
Class B	.75%	.25%	14,092	10,569
Class C	.75%	.25%	189,092	9,902
			$374,493	$20,471

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,909
Class T	2,394
Class B(a)	1,499
Class C(a)	1,244
$12,046

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$133,275.29
Class T	35,874.32
Class B	3,959.28
Class C	50,278.27
Canada	2,660,970.23
Class I	39,048.19
	$2,923,404

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $418 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,256 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,440,259, including $2,028 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $53,977 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund level operating expenses in the amount of $8,869.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$482,934	$783,478
Class T	79,315	106,245
Class C	8,502	12,920
Canada	16,735,044	22,800,214
Class I	156,283	326,817
Total	$17,462,078	$24,029,674
From net realized gain
Class A	$69,321	$11,358,847
Class T	16,639	2,548,483
Class B	3,460	742,098
Class C	28,339	4,664,328
Canada	1,638,014	239,967,215
Class I	16,001	3,449,733
Total	$1,771,774	$262,730,704

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	134,113	153,407	$6,147,050	$8,099,168
Reinvestment of distributions	11,425	200,582	496,287	10,552,616
Shares redeemed	(515,795)	(634,705)	(23,017,589)	(31,737,294)
Net increase (decrease)	(370,257)	(280,716)	$(16,374,252)	$(13,085,510)
Class T
Shares sold	23,059	21,812	$1,036,279	$1,102,045
Reinvestment of distributions	2,169	49,518	93,951	2,597,730
Shares redeemed	(77,250)	(151,491)	(3,322,138)	(7,597,599)
Net increase (decrease)	(52,022)	(80,161)	$(2,191,908)	$(3,897,824)
Class B
Shares sold	499	1,663	$21,798	$85,823
Reinvestment of distributions	68	12,380	2,895	641,184
Shares redeemed	(61,115)	(59,611)	(2,725,253)	(2,906,257)
Net increase (decrease)	(60,548)	(45,568)	$(2,700,560)	$(2,179,250)
Class C
Shares sold	41,578	42,631	$1,834,681	$2,146,853
Reinvestment of distributions	731	75,003	31,141	3,864,885
Shares redeemed	(138,754)	(283,087)	(5,980,751)	(13,692,762)
Net increase (decrease)	(96,445)	(165,453)	$(4,114,929)	$(7,681,024)
Canada
Shares sold	3,590,664	1,250,697	$166,771,731	$63,450,179
Reinvestment of distributions	388,588	4,716,591	16,926,879	249,177,482
Shares redeemed	(6,566,019)	(11,643,757)	(289,731,847)	(581,614,067)
Net increase (decrease)	(2,586,767)	(5,676,469)	$(106,033,237)	$(268,986,406)
Class I
Shares sold	807,708	66,679	$37,813,282	$3,430,310
Reinvestment of distributions	2,849	49,883	123,890	2,628,352
Shares redeemed	(283,652)	(285,976)	(12,076,497)	(14,385,529)
Net increase (decrease)	526,905	(169,414)	$25,860,675	$(8,326,867)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Canada Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.40%
Actual		$1,000.00	$1,007.30	$7.06
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class T	1.69%
Actual		$1,000.00	$1,006.10	$8.52
Hypothetical-C		$1,000.00	$1,016.64	$8.57
Class C	2.13%
Actual		$1,000.00	$1,003.60	$10.73
Hypothetical-C		$1,000.00	$1,014.43	$10.79
Canada	1.09%
Actual		$1,000.00	$1,009.00	$5.50
Hypothetical-C		$1,000.00	$1,019.66	$5.53
Class I	1.12%
Actual		$1,000.00	$1,009.20	$5.66
Hypothetical-C		$1,000.00	$1,019.51	$5.69

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/12/16	12/09/16	$0.453	$0.188
Class T	12/12/16	12/09/16	$0.338	$0.188
Class C	12/12/16	12/09/16	$0.105	$0.188
Canada	12/12/16	12/09/16	$0.611	$0.188
Class I	12/12/16	12/09/16	$0.660	$0.188

Class A designates 5%; Class T designates 7%; Class C designates 19%; Canada designates 4%; and Class I designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class C, Canada, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/07/15	$0.5458	$0.1278
Class T	12/07/15	$0.4138	$0.1278
Class C	12/07/15	$0.1458	$0.1278
Canada	12/07/15	$0.7408	$0.1278
Class I	12/07/15	$0.7138	$0.1278

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2014 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Canada Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked equal to the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I of the fund was above the competitive median because of a positive performance fee adjustment in 2015. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ACAN-ANN-1216
1.843165.109

Fidelity Advisor® China Region Fund - Class A, Class T, Class C and Class I Annual Report October 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® China Region Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.87)%	5.84%	6.69%
Class T (incl. 3.50% sales charge)	(3.99)%	6.01%	6.68%
Class C (incl. contingent deferred sales charge)	(1.75)%	6.31%	6.64%
Class I	0.16%	7.47%	7.62%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 9, 2008, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to May 9, 2008, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 9, 2008, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$19,113	Fidelity Advisor® China Region Fund - Class A
$18,685	MSCI Golden Dragon Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Robert Bao:  For the year, the fund’s share classes generated flattish returns (excluding sales charges, if applicable), considerably lagging the 7.31% return of the benchmark MSCI Golden Dragon Index. Versus the benchmark, stock selection and sector selection both hurt, with most of the negative impact coming from the consumer discretionary, industrials and materials sectors. Geographically, picks in China detracted, as did overweighting China and underweighting Taiwan. The largest individual detractor was China Shanshui Cement Group, an out-of-benchmark stock that lost the vast majority of its value. Also weighing on relative results was Taiwan Semiconductor Manufacturing, which hurt because first we didn’t own it and later underweighted it for much of the period. Two non-benchmark positions – in Hong Kong-listed casino operator Summit Ascent Holdings and online travel company Tuniu, headquartered in China – further hampered results. Conversely, stock selection in consumer staples was a modest positive, along with positioning in utilities. A zero-weighting in the weak-performing shares of China-based online search firm Baidu made this benchmark stock our top relative contributor. Also bolstering results were non-benchmark names Kweichow Moutai, a liquor supplier based in China, and West China Cement. We liquidated the vast majority of this latter position to lock in profits after rival Anhui Conch Cement offered to double its stake in the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Cayman Islands	30.6%
China	29.0%
Taiwan	20.3%
United States of America*	6.1%
United Kingdom	4.8%
Bermuda	3.0%
Hong Kong	2.7%
Netherlands	2.1%
British Virgin Islands	1.1%
Other	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
China	37.1%
Cayman Islands	26.7%
Taiwan	18.9%
Hong Kong	6.2%
United Kingdom	3.5%
Bermuda	3.3%
Netherlands	2.8%
British Virgin Islands	1.1%
United States of America*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.9	99.6
Short-Term Investments and Net Other Assets (Liabilities)	6.1	0.4

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	9.2	7.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	8.8	7.6
Alibaba Group Holding Ltd. sponsored ADR (Internet Software & Services)	5.8	2.7
China Construction Bank Corp. (H Shares) (Banks)	2.8	2.6
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	2.5	2.7
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.1	1.0
Kweichow Moutai Co. Ltd. (A Shares) (Beverages)	2.0	2.4
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	1.9	2.3
China Pacific Insurance (Group) Co. Ltd. (H Shares) (Insurance)	1.7	2.0
BBMG Corp. (H Shares) (Construction Materials)	1.7	2.1
	38.5

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.2	27.8
Financials	17.0	22.1
Consumer Discretionary	12.6	19.8
Industrials	5.1	9.8
Materials	4.0	5.6
Energy	3.9	0.1
Real Estate	3.6	0.0
Consumer Staples	3.5	4.1
Utilities	3.3	2.9
Health Care	3.2	3.3

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2016, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 1.6%
Chongqing Changan Automobile Co. Ltd. (B Shares)	9,000,741	$13,752,575
Guangzhou Automobile Group Co. Ltd. (H Shares)	2,324,000	2,810,777
		16,563,352
Diversified Consumer Services - 1.8%
New Oriental Education & Technology Group, Inc. sponsored ADR	297,200	14,898,636
TAL Education Group ADR (a)(b)	51,000	4,153,440
		19,052,076
Hotels, Restaurants & Leisure - 1.9%
China CYTS Tours Holding Co. Ltd.	887,536	2,982,555
China International Travel Service Corp. Ltd. (A Shares)	753,281	5,008,310
Huangshan Tourism Development Co. Ltd.	7,381,914	10,105,840
Shanghai Jin Jiang International Hotel Co. Ltd. (H Shares)	8,996,000	2,633,072
		20,729,777
Household Durables - 3.2%
Haier Electronics Group Co. Ltd.	675,000	1,089,671
Nien Made Enterprise Co. Ltd.	800,000	9,286,836
Qingdao Haier Co. Ltd.	3,099,822	4,565,693
Sundart Holdings Ltd.	20,000,000	11,346,713
Techtronic Industries Co. Ltd.	2,081,000	7,835,060
		34,123,973
Internet & Direct Marketing Retail - 2.0%
Ctrip.com International Ltd. ADR (a)	259,700	11,465,755
JD.com, Inc. sponsored ADR (a)	390,500	10,133,475
		21,599,230
Textiles, Apparel & Luxury Goods - 1.4%
JNBY Design Ltd.	6,510,000	5,766,670
Lao Feng Xiang Co. Ltd. (B Shares)	1,368,188	4,665,521
Toung Loong Textile Manufacturing Co. Ltd.	1,618,300	4,439,886
		14,872,077

TOTAL CONSUMER DISCRETIONARY		126,940,485

CONSUMER STAPLES - 3.5%
Beverages - 2.0%
Kweichow Moutai Co. Ltd. (A Shares)	446,346	20,944,495
Food Products - 1.5%
China Modern Dairy Holdings Ltd. (a)(b)	34,000,000	7,408,888
Unified-President Enterprises Corp.	4,611,000	8,935,791
		16,344,679

TOTAL CONSUMER STAPLES		37,289,174

ENERGY - 3.9%
Energy Equipment & Services - 0.8%
China Oilfield Services Ltd. (H Shares)	8,126,000	7,858,243
Oil, Gas & Consumable Fuels - 3.1%
China Coal Energy Co. Ltd. (H Shares) (a)	11,180,000	6,342,813
China Shenhua Energy Co. Ltd. (H Shares)	3,560,500	7,409,722
CNOOC Ltd.	6,753,000	8,497,126
PetroChina Co. Ltd. (H Shares)	16,080,000	11,002,503
		33,252,164

TOTAL ENERGY		41,110,407

FINANCIALS - 17.0%
Banks - 6.8%
China Construction Bank Corp. (H Shares)	40,879,000	29,938,911
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (A Shares) (BNP Paribas Warrant Program) warrants 11/27/17 (a)(c)	3,196,700	11,577,529
Industrial & Commercial Bank of China Ltd. (H Shares)	33,821,000	20,300,707
Midea Group Co. Ltd. ELS (A Shares) (BNP Paribas Arbitrage Warrant Program) warrants 2/10/17 (a)(c)	2,559,400	10,255,278
		72,072,425
Capital Markets - 6.0%
Beijing Yanjing Brewery (UBS Warrant Programme) ELS warrants 10/6/17 (a)(c)	6,405,173	7,203,196
CITIC Securities Co. Ltd. (H Shares)	1,156,000	2,563,738
Hangzhou Robam Appliances Co. Ltd. ELS (A Shares) (UBS Warrant Programme) warrants 1/15/18 (a)(c)	1,330,500	7,430,284
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (UBS Warrant Programme) warrants 10/23/17 (a)(c)	1,147,262	11,792,969
Lens Technology Co., Ltd. ELS (UBS Warrant Programme) warrants 9/25/17 (a)(c)	2,192,811	8,226,520
Tai Fook Securities Group Ltd.	16,516,000	10,605,267
Wuliangye Yibin Co. Ltd. ELS (A Shares):
(Deutsche Bank Warrant Program) warrants 3/20/17 (a)(c)	1,013,394	5,231,636
(UBS Warrant Programme) warrants 3/7/19 (a)(c)	1,071,282	5,530,483
Yunnan Baiyao Group Co. Ltd. ELS (A Shares) (UBS Warrant Programme) warrants 2/17/17 (a)(c)	559,455	5,716,088
		64,300,181
Insurance - 4.2%
China Pacific Insurance (Group) Co. Ltd. (H Shares)	5,143,600	18,603,191
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	4,994,500	26,371,408
		44,974,599

TOTAL FINANCIALS		181,347,205

HEALTH CARE - 3.2%
Biotechnology - 0.0%
Samsung Biologics Co. Ltd. (a)	1,711	203,449
Health Care Providers & Services - 1.1%
Phoenix Healthcare Group Ltd.	6,945,000	11,050,319
Life Sciences Tools & Services - 0.8%
JHL Biotech, Inc. (a)	3,976,696	8,608,386
Pharmaceuticals - 1.3%
China Resources Pharmaceutical Group Ltd.	4,500,000	5,233,671
Livzon Pharmaceutical Group, Inc.	1,492,800	8,709,788
		13,943,459

TOTAL HEALTH CARE		33,805,613

INDUSTRIALS - 5.1%
Air Freight & Logistics - 0.0%
Sinotrans Air Transportation Development Co. Ltd. (A Shares)	30	85
Construction & Engineering - 1.7%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	20,963,000	14,487,906
China Energy Engineering Corp. Ltd.	27,132,000	3,743,286
		18,231,192
Electrical Equipment - 1.4%
Harbin Electric Machinery Co. Ltd.(H Shares)	21,974,000	10,738,305
Jiangnan Group Ltd.	25,552,000	4,217,181
		14,955,486
Machinery - 0.2%
EVA Precision Industrial Holdings Ltd.	15,240,000	1,670,288
Road & Rail - 0.8%
Daqin Railway Co. Ltd. (A Shares)	7,999,997	8,004,956
Trading Companies & Distributors - 1.0%
Summit Ascent Holdings Ltd. (a)(b)	35,866,000	10,960,205

TOTAL INDUSTRIALS		53,822,212

INFORMATION TECHNOLOGY - 36.2%
Electronic Equipment & Components - 5.1%
Chroma ATE, Inc.	4,073,000	10,347,695
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,366,400	22,635,201
Largan Precision Co. Ltd.	85,000	10,069,461
Sunny Optical Technology Group Co. Ltd.	1,076,000	5,258,222
Tongda Group Holdings Ltd.	20,390,000	5,389,624
		53,700,203
Internet Software & Services - 17.6%
58.com, Inc. ADR (a)	75,000	3,138,750
Alibaba Group Holding Ltd. sponsored ADR (a)	606,200	61,644,478
NetEase, Inc. ADR	68,300	17,552,417
SINA Corp. (a)	99,700	7,192,358
Tencent Holdings Ltd.	3,680,900	97,552,451
Weibo Corp. sponsored ADR (a)(b)	9,970	458,720
		187,539,174
Semiconductors & Semiconductor Equipment - 11.5%
Advanced Semiconductor Engineering, Inc.	13,995,000	16,458,964
Himax Technologies, Inc. sponsored ADR (b)	400,000	3,140,000
Taiwan Semiconductor Manufacturing Co. Ltd.	15,496,000	93,082,563
Vanguard International Semiconductor Corp.	4,668,000	9,534,840
		122,216,367
Software - 0.9%
China City Railway Transportation Technology Holdings Co. Ltd. (a)	48,540,000	10,013,990
Technology Hardware, Storage & Peripherals - 1.1%
ADLINK Technology, Inc.	3,682,844	7,148,772
Axiomtek Co. Ltd.	2,000,000	3,552,342
HTC Corp. (a)	358,000	1,049,184
		11,750,298

TOTAL INFORMATION TECHNOLOGY		385,220,032

MATERIALS - 4.0%
Construction Materials - 2.9%
BBMG Corp. (H Shares)	49,643,000	18,178,739
China Shanshui Cement Group Ltd. (a)(b)	20,656,000	2,660,720
TCC International Holdings Ltd.	28,948,000	7,353,129
West China Cement Ltd. (a)	26,992,000	2,749,474
		30,942,062
Metals & Mining - 1.1%
Angang Steel Co. Ltd. (H Shares) (a)	10,712,000	5,497,194
Jiangxi Copper Co. Ltd. (H Shares)	4,214,000	4,977,112
Zijin Mining Group Co. Ltd. (H Shares)	3,106,000	977,189
		11,451,495

TOTAL MATERIALS		42,393,557

REAL ESTATE - 3.6%
Real Estate Management & Development - 3.6%
Beijing Capital Land Ltd. (H Shares)	35,170,000	13,513,755
Cheung Kong Property Holdings Ltd.	2,338,500	17,322,669
Longfor Properties Co. Ltd.	789,500	1,048,520
Sun Hung Kai Properties Ltd.	456,000	6,808,647
		38,693,591
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
China Telecom Corp. Ltd. (H Shares)	7,408,000	3,830,300
Chunghwa Telecom Co. Ltd.	3,109,000	10,655,518
CITIC 1616 Holdings Ltd.	3,220,000	1,104,396
		15,590,214
UTILITIES - 3.3%
Independent Power and Renewable Electricity Producers - 2.4%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	22,166,000	6,745,074
Canvest Environmental Protection Group Co. Ltd.	16,700,000	7,536,538
Huaneng Renewables Corp. Ltd. (H Shares)	31,944,000	10,750,216
		25,031,828
Water Utilities - 0.9%
Beijing Enterprises Water Group Ltd.	13,838,000	10,045,444

TOTAL UTILITIES		35,077,272

TOTAL COMMON STOCKS
(Cost $899,926,189)		991,289,762

Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.7%
Internet & Direct Marketing Retail - 0.7%
China Internet Plus Holdings Ltd. Series A-11 (d)
(Cost $6,268,244)	1,983,088	7,656,108

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.41% (e)	24,629,687	24,637,076
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	11,655,545	11,657,876
TOTAL MONEY MARKET FUNDS
(Cost $36,292,626)		36,294,952
TOTAL INVESTMENT PORTFOLIO - 97.3%
(Cost $942,487,059)		1,035,240,822
NET OTHER ASSETS (LIABILITIES) - 2.7%		28,877,647
NET ASSETS - 100%		$1,064,118,469

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,963,983 or 6.9% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,656,108 or 0.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$6,268,244

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$73,885
Fidelity Securities Lending Cash Central Fund	1,295,017
Total	$1,368,902

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$134,596,593	$126,940,485	$--	$7,656,108
Consumer Staples	37,289,174	37,289,174	--	--
Energy	41,110,407	21,610,778	19,499,629	--
Financials	181,347,205	88,082,515	87,548,602	5,716,088
Health Care	33,805,613	33,602,164	203,449	--
Industrials	53,822,212	53,822,212	--	--
Information Technology	385,220,032	178,126,054	207,093,978	--
Materials	42,393,557	39,732,837	--	2,660,720
Real Estate	38,693,591	38,693,591	--	--
Telecommunication Services	15,590,214	4,934,696	10,655,518	--
Utilities	35,077,272	35,077,272	--	--
Money Market Funds	36,294,952	36,294,952	--	--
Total Investments in Securities:	$1,035,240,822	$694,206,730	$325,001,176	$16,032,916

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$440,166,850

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$12,373,756
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	1,388
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(4,719,036)
Ending Balance	$7,656,108
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$1,388
Equities - Health Care
Beginning Balance	$14,369,442
Net Realized Gain (Loss) on Investment Securities	(2,338,033)
Net Unrealized Gain (Loss) on Investment Securities	2,825,119
Cost of Purchases	--
Proceeds of Sales	(6,769,445)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(8,087,083)
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$--
Equities - Industrials
Beginning Balance	$15,897,809
Net Realized Gain (Loss) on Investment Securities	3,170,175
Net Unrealized Gain (Loss) on Investment Securities	(6,277,111)
Cost of Purchases	3,344,006
Proceeds of Sales	(16,134,879)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$--
Equities - Materials
Beginning Balance	$14,440,021
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(11,779,301)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$2,660,720
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$(11,779,301)
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	45,691
Net Unrealized Gain (Loss) on Investment Securities	(670,536)
Cost of Purchases	6,340,933
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$5,716,088
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$(670,536)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $10,804,361) — See accompanying schedule: Unaffiliated issuers (cost $906,194,433)	$998,945,870
Fidelity Central Funds (cost $36,292,626)	36,294,952
Total Investments (cost $942,487,059)		$1,035,240,822
Foreign currency held at value (cost $148,734)		149,002
Receivable for investments sold		43,143,103
Receivable for fund shares sold		573,167
Dividends receivable		78,210
Distributions receivable from Fidelity Central Funds		72,094
Prepaid expenses		2,750
Other receivables		26,218
Total assets		1,079,285,366
Liabilities
Payable for investments purchased	$1,081,005
Payable for fund shares redeemed	1,391,162
Accrued management fee	636,535
Distribution and service plan fees payable	16,956
Other affiliated payables	234,584
Other payables and accrued expenses	151,435
Collateral on securities loaned, at value	11,655,220
Total liabilities		15,166,897
Net Assets		$1,064,118,469
Net Assets consist of:
Paid in capital		$1,178,148,346
Undistributed net investment income		10,634,162
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,422,863)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		92,758,824
Net Assets		$1,064,118,469
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($22,937,001 ÷ 901,030 shares)		$25.46
Maximum offering price per share (100/94.25 of $25.46)		$27.01
Class T:
Net Asset Value and redemption price per share ($5,644,336 ÷ 222,703 shares)		$25.34
Maximum offering price per share (100/96.50 of $25.34)		$26.26
Class C:
Net Asset Value and offering price per share ($11,218,488 ÷ 451,957 shares)(a)		$24.82
China Region:
Net Asset Value, offering price and redemption price per share ($1,004,984,818 ÷ 38,985,951 shares)		$25.78
Class I:
Net Asset Value, offering price and redemption price per share ($19,333,826 ÷ 754,563 shares)		$25.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$23,845,641
Income from Fidelity Central Funds (including $1,295,017 from security lending)		1,368,902
Income before foreign taxes withheld		25,214,543
Less foreign taxes withheld		(2,524,867)
Total income		22,689,676
Expenses
Management fee	$7,676,892
Transfer agent fees	2,422,825
Distribution and service plan fees	210,154
Accounting and security lending fees	518,036
Custodian fees and expenses	379,053
Independent trustees' fees and expenses	4,852
Registration fees	93,824
Audit	101,787
Legal	3,898
Interest	2,278
Miscellaneous	10,939
Total expenses before reductions	11,424,538
Expense reductions	(93,623)	11,330,915
Net investment income (loss)		11,358,761
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(213,648,715)
Fidelity Central Funds	9,478
Foreign currency transactions	192,332
Total net realized gain (loss)		(213,446,905)
Change in net unrealized appreciation (depreciation) on: Investment securities	180,727,946
Assets and liabilities in foreign currencies	5,159
Total change in net unrealized appreciation (depreciation)		180,733,105
Net gain (loss)		(32,713,800)
Net increase (decrease) in net assets resulting from operations		$(21,355,039)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,358,761	$23,670,929
Net realized gain (loss)	(213,446,905)	235,474,014
Change in net unrealized appreciation (depreciation)	180,733,105	(344,541,210)
Net increase (decrease) in net assets resulting from operations	(21,355,039)	(85,396,267)
Distributions to shareholders from net investment income	(15,103,497)	(13,114,934)
Distributions to shareholders from net realized gain	(159,831,115)	(172,413,722)
Total distributions	(174,934,612)	(185,528,656)
Share transactions - net increase (decrease)	(83,319,865)	200,238,928
Redemption fees	164,633	2,391,591
Total increase (decrease) in net assets	(279,444,883)	(68,294,404)
Net Assets
Beginning of period	1,343,563,352	1,411,857,756
End of period	$1,064,118,469	$1,343,563,352
Other Information
Undistributed net investment income end of period	$10,634,162	$15,009,760

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.34	$34.18	$35.56	$28.53	$27.28
Income from Investment Operations
Net investment income (loss)A	.18	.40B	.21	.30	.36
Net realized and unrealized gain (loss)	(.20)	(.83)	2.01C	7.06	1.42
Total from investment operations	(.02)	(.43)	2.22	7.36	1.78
Distributions from net investment income	(.27)	(.22)	(.30)	(.34)	(.19)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.86)	(4.46)	(3.61)	(.34)	(.53)
Redemption fees added to paid in capitalA	–D	.05	.01	.01	–D
Net asset value, end of period	$25.46	$29.34	$34.18	$35.56	$28.53
Total ReturnE,F	(.13)%	(1.45)%	6.45%C	26.07%	6.70%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.33%	1.28%	1.35%	1.35%	1.36%
Expenses net of fee waivers, if any	1.33%	1.28%	1.35%	1.35%	1.36%
Expenses net of all reductions	1.32%	1.26%	1.35%	1.31%	1.29%
Net investment income (loss)	.75%	1.26%B	.64%	.94%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$22,937	$32,761	$21,728	$20,623	$13,539
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.18	$34.02	$35.40	$28.40	$27.13
Income from Investment Operations
Net investment income (loss)A	.10	.30B	.12	.21	.29
Net realized and unrealized gain (loss)	(.22)	(.83)	1.99C	7.04	1.40
Total from investment operations	(.12)	(.53)	2.11	7.25	1.69
Distributions from net investment income	(.13)	(.12)	(.19)	(.26)	(.08)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.72)	(4.36)	(3.50)	(.26)	(.42)
Redemption fees added to paid in capitalA	–D	.05	.01	.01	–D
Net asset value, end of period	$25.34	$29.18	$34.02	$35.40	$28.40
Total ReturnE,F	(.50)%	(1.79)%	6.15%C	25.74%	6.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.67%	1.62%	1.65%	1.64%	1.64%
Expenses net of fee waivers, if any	1.67%	1.62%	1.65%	1.64%	1.64%
Expenses net of all reductions	1.67%	1.60%	1.65%	1.60%	1.57%
Net investment income (loss)	.40%	.92%B	.35%	.65%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$5,644	$6,409	$6,305	$5,965	$4,349
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$28.68	$33.56	$34.99	$28.07	$26.86
Income from Investment Operations
Net investment income (loss)A	–B	.15C	(.02)	.06	.16
Net realized and unrealized gain (loss)	(.21)	(.80)	1.97D	6.97	1.39
Total from investment operations	(.21)	(.65)	1.95	7.03	1.55
Distributions from net investment income	(.06)	(.04)	(.08)	(.12)	–
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.65)	(4.28)	(3.39)	(.12)	(.34)
Redemption fees added to paid in capitalA	–B	.05	.01	.01	–B
Net asset value, end of period	$24.82	$28.68	$33.56	$34.99	$28.07
Total ReturnE,F	(.88)%	(2.21)%	5.71%D	25.14%	5.88%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	2.05%	2.07%	2.10%	2.11%
Expenses net of fee waivers, if any	2.07%	2.05%	2.07%	2.10%	2.11%
Expenses net of all reductions	2.06%	2.02%	2.07%	2.07%	2.04%
Net investment income (loss)	.01%	.49%C	(.07)%	.19%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$11,218	$14,355	$10,445	$6,957	$4,515
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.66	$34.51	$35.83	$28.73	$27.49
Income from Investment Operations
Net investment income (loss)A	.26	.51B	.33	.41	.45
Net realized and unrealized gain (loss)	(.21)	(.84)	2.03C	7.11	1.42
Total from investment operations	.05	(.33)	2.36	7.52	1.87
Distributions from net investment income	(.35)	(.33)	(.38)	(.43)	(.29)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.93)D	(4.57)	(3.69)	(.43)	(.63)
Redemption fees added to paid in capitalA	–E	.05	.01	.01	–E
Net asset value, end of period	$25.78	$29.66	$34.51	$35.83	$28.73
Total ReturnF	.15%	(1.14)%	6.83%C	26.51%	7.01%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	.99%	1.01%	1.02%	1.04%
Expenses net of fee waivers, if any	1.02%	.98%	1.01%	1.02%	1.04%
Expenses net of all reductions	1.01%	.96%	1.01%	.98%	.98%
Net investment income (loss)	1.06%	1.55%B	.99%	1.27%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$1,004,985	$1,262,274	$1,352,761	$1,425,828	$1,265,488
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

 D Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$34.39	$35.75	$28.68	$27.46
Income from Investment Operations
Net investment income (loss)A	.26	.51B	.34	.42	.45
Net realized and unrealized gain (loss)	(.20)	(.84)	2.02C	7.10	1.42
Total from investment operations	.06	(.33)	2.36	7.52	1.87
Distributions from net investment income	(.36)	(.36)	(.43)	(.46)	(.31)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.95)	(4.60)	(3.73)D	(.46)	(.65)
Redemption fees added to paid in capitalA	–E	.05	.01	.01	–E
Net asset value, end of period	$25.62	$29.51	$34.39	$35.75	$28.68
Total ReturnF	.16%	(1.14)%	6.87%C	26.58%	7.02%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	.97%	.98%	.97%	1.04%
Expenses net of fee waivers, if any	1.00%	.97%	.98%	.97%	1.04%
Expenses net of all reductions	.99%	.95%	.98%	.93%	.98%
Net investment income (loss)	1.07%	1.57%B	1.01%	1.32%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$19,334	$26,961	$19,404	$10,206	$1,958
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

 D Total distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/16	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$16,032,916	Book value	Book value multiple	1.0	Increase
		Market approach	Transaction price	$3.86	Increase
			Discount rate	10.0%	Decrease
			Last trade	$69.23	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$147,085,482
Gross unrealized depreciation	(60,210,376)
Net unrealized appreciation (depreciation) on securities	$86,875,106
Tax Cost	$948,365,716

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,545,547
Capital loss carryforward	$(213,455,585)
Net unrealized appreciation (depreciation) on securities and other investments	$86,880,167

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(180,168,755)
Long-term	(33,286,830)
Total capital loss carryforward	$(213,455,585)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$15,103,497	$ 14,374,708
Long-term Capital Gains	159,831,115	171,153,948
Total	$174,934,612	$ 185,528,656

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $759,144,025 and $1,054,572,219, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$61,169	$2,147
Class T	.25%	.25%	27,456	251
Class B	.75%	.25%	3,869	2,902
Class C	.75%	.25%	117,660	37,575
			$210,154	$42,875

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$42,111
Class T	2,909
Class B(a)	282
Class C(a)	7,725
$53,027

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$67,457.28
Class T	20,574.37
Class B	1,105.29
Class C	31,284.27
China Region	2,264,470.22
Class I	37,935.20
	$2,422,825

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,430 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,885,000.59%		$2,033

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,779 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $12,193 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,532,250. The weighted average interest rate was .87%. The interest expense amounted to $245 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84,489 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,134.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$297,014	$147,088
Class T	28,522	22,529
Class C	29,301	12,652
China Region	14,431,516	12,728,622
Class I	317,144	204,043
Total	$15,103,497	$13,114,934
From net realized gain
Class A	$3,946,989	$2,783,517
Class T	763,704	789,251
Class B	93,006	149,794
Class C	1,752,229	1,276,956
China Region	150,087,760	165,004,911
Class I	3,187,427	2,409,293
Total	$159,831,115	$172,413,722

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	240,368	1,058,546	$5,824,186	$35,978,665
Reinvestment of distributions	162,605	93,297	4,157,811	2,812,898
Shares redeemed	(618,365)	(671,056)	(14,282,494)	(22,101,227)
Net increase (decrease)	(215,392)	480,787	$(4,300,497)	$16,690,336
Class T
Shares sold	43,307	151,664	$1,037,492	$5,390,399
Reinvestment of distributions	30,599	26,640	781,504	801,072
Shares redeemed	(70,825)	(143,989)	(1,686,295)	(4,554,275)
Net increase (decrease)	3,081	34,315	$132,701	$1,637,196
Class B
Shares sold	30	2,771	$648	$95,500
Reinvestment of distributions	3,443	4,834	87,630	144,877
Shares redeemed	(31,204)	(15,827)	(704,876)	(523,534)
Net increase (decrease)	(27,731)	(8,222)	$(616,598)	$(283,157)
Class C
Shares sold	98,283	412,366	$2,387,271	$14,420,908
Reinvestment of distributions	55,713	38,139	1,398,404	1,131,586
Shares redeemed	(202,505)	(261,252)	(4,847,372)	(7,778,046)
Net increase (decrease)	(48,509)	189,253	$(1,061,697)	$7,774,448
China Region
Shares sold	3,781,033	18,091,274	$92,584,217	$635,141,274
Reinvestment of distributions	6,142,435	5,608,420	158,659,097	170,439,887
Shares redeemed	(13,494,506)	(20,336,385)	(325,219,240)	(642,334,138)
Net increase (decrease)	(3,571,038)	3,363,309	$(73,975,926)	$163,247,023
Class I
Shares sold	405,852	1,017,162	$10,200,502	$33,130,120
Reinvestment of distributions	99,936	58,945	2,565,348	1,781,897
Shares redeemed	(664,751)	(726,796)	(16,263,698)	(23,738,935)
Net increase (decrease)	(158,963)	349,311	$(3,497,848)	$11,173,082

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity China Region Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.32%
Actual		$1,000.00	$1,116.70	$7.02
Hypothetical-C		$1,000.00	$1,018.50	$6.70
Class T	1.67%
Actual		$1,000.00	$1,114.80	$8.88
Hypothetical-C		$1,000.00	$1,016.74	$8.47
Class C	2.05%
Actual		$1,000.00	$1,112.50	$10.89
Hypothetical-C		$1,000.00	$1,014.83	$10.38
China Region	1.01%
Actual		$1,000.00	$1,118.40	$5.38
Hypothetical-C		$1,000.00	$1,020.06	$5.13
Class I	.99%
Actual		$1,000.00	$1,118.30	$5.27
Hypothetical-C		$1,000.00	$1,020.16	$5.03

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity China Region Fund
Class A	12/12/16	12/09/16	$0.182	$0.050
Class T	12/12/16	12/09/16	$0.111	$0.050
Class C	12/12/16	12/09/16	$0.000	$0.018
China Region	12/12/16	12/09/16	$0.271	$0.050
Class I	12/12/16	12/09/16	$0.281	$0.050

Class A, Class T, Class C, and China Region designates 100%; Class I designates 99%; of dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity China Region Fund
Class A	12/07/15	$0.3321	$0.0621
Class T	12/07/15	$0.1961	$0.0621
Class C	12/07/15	$0.1221	$0.0621
China Region	12/07/15	$0.4071	$0.0621
Class I	12/07/15	$0.4191	$0.0621

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity China Region Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AHKC-ANN-1216
1.861459.108

Fidelity Advisor® Europe Fund - Class A, Class T, Class C and Class I Annual Report October 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Europe Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(12.06)%	5.07%	1.15%
Class T (incl. 3.50% sales charge)	(10.24)%	5.41%	1.31%
Class C (incl. contingent deferred sales charge)	(8.34)%	5.89%	1.54%
Class I	(6.33)%	6.53%	1.85%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Europe Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$11,216	Fidelity Advisor® Europe Fund - Class A
$11,034	MSCI Europe Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Stefan Lindblad:  For the one-year period ending October 31, 2016, the fund’s share classes (excluding sales charges, if applicable) posted negative results but, in general, modestly outpaced the -7.23% result of the fund’s benchmark MSCI Europe Index. Volatility was a consistent factor, stoked by the bottoming-out of commodities and its subsequent rebound, as well as by Brexit. Relative to the MSCI index, stock selection drove results, most notably in the consumer discretionary sector. Specifically, shares of German sports-apparel company adidas provided the biggest relative boost. The stock rose solidly throughout the period, and I sold our position to take profits after it reached my price target. Elsewhere, our position in Norwegian oil and gas company Statoil proved beneficial. I bought shares of Statoil when oil prices dropped to the low $30 range earlier in this reporting period. Once oil began to rally, I sold the position at a profit. Conversely, a combination of stock selection and an underweighting in the strong-performing materials sector held our relative performance back. Underweighting consumer staples also detracted. The fund’s most significant individual detractor, though, came from health care: Swedish medical tech company Getinge’s business restructuring has taken longer than expected, and the stock suffered.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United Kingdom	20.5%
Sweden	15.4%
Germany	14.2%
France	8.7%
Netherlands	8.3%
Switzerland	8.2%
Bailiwick of Jersey	4.6%
Bermuda	3.5%
Ireland	3.3%
Other*	13.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	25.5%
Sweden	15.9%
Germany	14.5%
France	9.1%
Denmark	6.2%
Bailiwick of Jersey	5.5%
Isle of Man	3.8%
Spain	3.2%
Ireland	3.0%
Other*	13.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	98.3
Short-Term Investments and Net Other Assets (Liabilities)	0.4	1.7

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
SAP AG (Germany, Software)	4.7	3.5
Nestle SA (Reg. S) (Switzerland, Food Products)	4.7	0.0
Koninklijke Philips Electronics NV (Netherlands, Industrial Conglomerates)	3.8	0.0
Shire PLC (Bailiwick of Jersey, Biotechnology)	3.3	3.2
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	3.1	3.5
Vostok New Ventures Ltd. SDR (Bermuda, Capital Markets)	2.7	1.6
Standard Chartered PLC (United Kingdom) (United Kingdom, Banks)	2.7	3.0
William Hill PLC (United Kingdom, Hotels, Restaurants & Leisure)	2.6	3.1
Investor AB (B Shares) (Sweden, Diversified Financial Services)	2.3	0.0
Svenska Cellulosa AB (SCA) (B Shares) (Sweden, Household Products)	2.2	1.9
	32.1

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.2	17.7
Financials	21.1	24.6
Information Technology	16.3	13.4
Consumer Discretionary	12.7	16.7
Health Care	12.4	17.3
Consumer Staples	7.8	3.8
Materials	2.4	1.9
Real Estate	2.0	0.0
Energy	1.5	1.6
Utilities	1.2	1.3

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Bailiwick of Jersey - 4.6%
Shire PLC	652,600	$36,847,557
Wolseley PLC	265,134	13,795,516

TOTAL BAILIWICK OF JERSEY		50,643,073

Bermuda - 3.5%
Vostok Emerging Finance Ltd. (depository receipt) (a)(b)(c)	53,380,307	8,746,849
Vostok New Ventures Ltd. SDR (a)	3,952,236	29,645,653

TOTAL BERMUDA		38,392,502

Denmark - 2.5%
Nets A/S (d)	947,200	18,089,035
Scandinavian Tobacco Group A/S	555,357	9,614,123

TOTAL DENMARK		27,703,158

Finland - 1.4%
Valmet Corp.	1,047,200	15,553,598
France - 8.7%
Bollore Group	3,447,549	11,353,641
Capgemini SA	225,100	18,651,374
Havas SA	2,857,100	23,243,724
Publicis Groupe SA	144,746	9,930,933
Rubis	148,500	13,543,359
Wendel SA	167,500	19,269,904

TOTAL FRANCE		95,992,935

Germany - 14.2%
Bertrandt AG	44,200	4,708,919
Brenntag AG	392,300	20,970,372
CompuGroup Medical AG	259,600	11,493,078
CTS Eventim AG	365,769	13,141,845
EDAG Engineering Group AG (b)	199,079	3,278,085
Fresenius Medical Care AG & Co. KGaA	139,900	11,395,434
Fresenius SE & Co. KGaA	206,797	15,264,247
GEA Group AG	386,506	14,945,508
LEG Immobilien AG	124,390	10,492,435
SAP AG	587,805	51,785,284

TOTAL GERMANY		157,475,207

Ireland - 3.3%
DCC PLC (United Kingdom)	149,700	12,212,466
Ryanair Holdings PLC sponsored ADR	152,067	11,418,711
United Drug PLC (United Kingdom)	1,554,241	12,432,125

TOTAL IRELAND		36,063,302

Isle of Man - 3.1%
Paysafe Group PLC (a)	4,237,010	22,455,814
Playtech Ltd.	1,030,319	11,703,105

TOTAL ISLE OF MAN		34,158,919

Italy - 1.1%
Prada SpA	3,449,900	12,099,371
Malta - 1.0%
Kambi Group PLC (a)(b)	752,299	11,181,849
Netherlands - 8.3%
CSM NV (exchangeable)	634,600	14,643,208
Intertrust NV	551,725	11,640,711
Koninklijke Philips Electronics NV	1,401,300	42,224,201
Koninklijke Wessanen NV	858,800	10,261,809
Wolters Kluwer NV	345,200	13,359,646

TOTAL NETHERLANDS		92,129,575

Norway - 2.3%
Schibsted ASA (A Shares)	396,600	9,508,973
TGS Nopec Geophysical Co. ASA (b)	812,300	16,467,500

TOTAL NORWAY		25,976,473

Spain - 1.5%
Amadeus IT Holding SA Class A	342,900	16,185,995
Sweden - 15.4%
AF AB (B Shares)	132,500	2,427,855
Dometic Group AB	1,899,000	13,434,908
Getinge AB (B Shares)	2,070,400	33,925,389
Hemfosa Fastigheter AB	1,295,260	12,189,468
Indutrade AB	903,300	16,791,580
Investor AB (B Shares)	703,868	25,023,058
Lundbergfoeretagen AB	94,092	6,094,210
Nobia AB	634,800	5,531,215
Nordea Bank AB	972,800	10,226,509
Pandox AB (b)	708,200	11,228,139
Svenska Cellulosa AB (SCA) (B Shares)	869,900	24,646,115
Svenska Handelsbanken AB (A Shares)	652,600	8,896,977

TOTAL SWEDEN		170,415,423

Switzerland - 8.2%
ABB Ltd. (Reg.)	929,180	19,169,382
Nestle SA (Reg. S)	713,854	51,764,346
Panalpina Welttransport Holding AG	151,620	19,688,919

TOTAL SWITZERLAND		90,622,647

United Kingdom - 20.5%
Bunzl PLC	460,058	12,382,811
CMC Markets PLC	3,189,300	7,409,229
Dechra Pharmaceuticals PLC	982,700	16,177,994
Diploma PLC	1,298,700	14,902,583
Essentra PLC	1,990,100	12,423,000
International Personal Finance PLC	4,993,203	17,998,899
Micro Focus International PLC	611,300	16,019,630
NCC Group Ltd.	5,707,500	13,238,432
Prudential PLC	1,465,649	23,917,724
Saga PLC	3,108,100	7,547,760
Shawbrook Group PLC (a)	2,688,800	7,398,373
Softcat PLC	3,064,278	12,152,191
St. James's Place Capital PLC	553,762	6,405,254
Standard Chartered PLC (United Kingdom)	3,361,700	29,292,698
William Hill PLC	8,013,573	29,013,878

TOTAL UNITED KINGDOM		226,280,456

TOTAL COMMON STOCKS
(Cost $1,128,734,265)		1,100,874,483

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 0.41% (e)	166,227	166,277
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	6,435,642	6,436,929
TOTAL MONEY MARKET FUNDS
(Cost $6,602,742)		6,603,206
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $1,135,337,007)		1,107,477,689
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,396,126)
NET ASSETS - 100%		$1,105,081,563

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,089,035 or 1.6% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,230
Fidelity Securities Lending Cash Central Fund	720,303
Total	$761,533

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Vostok Emerging Finance Ltd. (depository receipt)	$1,697,310	$3,320,861	$--	$--	$8,746,849
Total	$1,697,310	$3,320,861	$--	$--	$8,746,849

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$141,592,920	$141,592,920	$--	$--
Consumer Staples	86,672,270	34,907,924	51,764,346	--
Energy	16,467,500	16,467,500	--	--
Financials	229,127,931	196,313,230	32,814,701	--
Health Care	137,535,824	89,292,833	48,242,991	--
Industrials	245,905,708	184,512,125	61,393,583	--
Information Technology	180,280,860	128,495,576	51,785,284	--
Materials	27,066,208	27,066,208	--	--
Real Estate	22,681,903	22,681,903	--	--
Utilities	13,543,359	13,543,359	--	--
Money Market Funds	6,603,206	6,603,206	--	--
Total Investments in Securities:	$1,107,477,689	$861,476,784	$246,000,905	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$85,486,358

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $6,117,272) — See accompanying schedule: Unaffiliated issuers (cost $1,121,922,247)	$1,092,127,634
Fidelity Central Funds (cost $6,602,742)	6,603,206
Other affiliated issuers (cost $6,812,018)	8,746,849
Total Investments (cost $1,135,337,007)		$1,107,477,689
Foreign currency held at value (cost $153,461)		153,461
Receivable for investments sold		3,511,858
Receivable for fund shares sold		278,359
Dividends receivable		2,806,697
Distributions receivable from Fidelity Central Funds		6,563
Prepaid expenses		3,061
Other receivables		423,422
Total assets		1,114,661,110
Liabilities
Payable for investments purchased	$458,926
Payable for fund shares redeemed	1,590,155
Accrued management fee	751,469
Distribution and service plan fees payable	14,585
Other affiliated payables	236,894
Other payables and accrued expenses	93,635
Collateral on securities loaned, at value	6,433,883
Total liabilities		9,579,547
Net Assets		$1,105,081,563
Net Assets consist of:
Paid in capital		$1,336,948,143
Undistributed net investment income		11,516,901
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(215,386,504)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,996,977)
Net Assets		$1,105,081,563
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,266,603 ÷ 505,352 shares)		$34.17
Maximum offering price per share (100/94.25 of $34.17)		$36.25
Class T:
Net Asset Value and redemption price per share ($6,979,957 ÷ 204,514 shares)		$34.13
Maximum offering price per share (100/96.50 of $34.13)		$35.37
Class C:
Net Asset Value and offering price per share ($9,006,792 ÷ 266,348 shares)(a)		$33.82
Europe:
Net Asset Value, offering price and redemption price per share ($1,066,488,228 ÷ 31,126,337 shares)		$34.26
Class I:
Net Asset Value, offering price and redemption price per share ($5,339,983 ÷ 155,749 shares)		$34.29

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$26,678,819
Income from Fidelity Central Funds		761,533
Income before foreign taxes withheld		27,440,352
Less foreign taxes withheld		(2,468,243)
Total income		24,972,109
Expenses
Management fee
Basic fee	$8,740,355
Performance adjustment	1,346,685
Transfer agent fees	2,432,154
Distribution and service plan fees	196,334
Accounting and security lending fees	577,574
Custodian fees and expenses	120,074
Independent trustees' fees and expenses	5,629
Registration fees	92,430
Audit	90,972
Legal	7,723
Interest	1,290
Miscellaneous	11,035
Total expenses before reductions	13,622,255
Expense reductions	(168,284)	13,453,971
Net investment income (loss)		11,518,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,268,323)
Fidelity Central Funds	5,266
Foreign currency transactions	(9,441)
Total net realized gain (loss)		(10,272,498)
Change in net unrealized appreciation (depreciation) on: Investment securities	(89,572,080)
Assets and liabilities in foreign currencies	(354,842)
Total change in net unrealized appreciation (depreciation)		(89,926,922)
Net gain (loss)		(100,199,420)
Net increase (decrease) in net assets resulting from operations		$(88,681,282)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,518,138	$17,742,695
Net realized gain (loss)	(10,272,498)	56,856,298
Change in net unrealized appreciation (depreciation)	(89,926,922)	(21,376,933)
Net increase (decrease) in net assets resulting from operations	(88,681,282)	53,222,060
Distributions to shareholders from net investment income	(15,981,681)	(31,603,696)
Distributions to shareholders from net realized gain	(5,885,187)	–
Total distributions	(21,866,868)	(31,603,696)
Share transactions - net increase (decrease)	(219,773,724)	125,806,049
Redemption fees	22,478	48,244
Total increase (decrease) in net assets	(330,299,396)	147,472,657
Net Assets
Beginning of period	1,435,380,959	1,287,908,302
End of period	$1,105,081,563	$1,435,380,959
Other Information
Undistributed net investment income end of period	$11,516,901	$15,983,003

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class A

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$37.06	$36.24	$39.45
Income from Investment Operations
Net investment income (loss)B	.22	.37	.47
Net realized and unrealized gain (loss)	(2.67)	1.29	(3.68)
Total from investment operations	(2.45)	1.66	(3.21)
Distributions from net investment income	(.29)	(.84)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.44)	(.84)	–
Redemption fees added to paid in capitalB,C	–	–	–
Net asset value, end of period	$34.17	$37.06	$36.24
Total ReturnD,E,F	(6.69)%	4.63%	(8.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%	1.33%	1.35%I
Expenses net of fee waivers, if any	1.39%	1.33%	1.35%I
Expenses net of all reductions	1.38%	1.31%	1.35%I
Net investment income (loss)	.62%	.98%	1.94%I
Supplemental Data
Net assets, end of period (000 omitted)	$17,267	$23,381	$23,633
Portfolio turnover rateJ	62%	87%	80%K

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class T

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$36.94	$36.18	$39.45
Income from Investment Operations
Net investment income (loss)B	.11	.26	.40
Net realized and unrealized gain (loss)	(2.67)	1.29	(3.67)
Total from investment operations	(2.56)	1.55	(3.27)
Distributions from net investment income	(.09)	(.79)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.25)C	(.79)	–
Redemption fees added to paid in capitalB,D	–	–	–
Net asset value, end of period	$34.13	$36.94	$36.18
Total ReturnE,F,G	(6.99)%	4.33%	(8.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.70%	1.61%	1.62%J
Expenses net of fee waivers, if any	1.70%	1.61%	1.61%J
Expenses net of all reductions	1.68%	1.59%	1.61%J
Net investment income (loss)	.31%	.70%	1.68%J
Supplemental Data
Net assets, end of period (000 omitted)	$6,980	$9,632	$13,679
Portfolio turnover rateK	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class C

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$36.81	$36.07	$39.45
Income from Investment Operations
Net investment income (loss)B	(.06)	.07	.29
Net realized and unrealized gain (loss)	(2.65)	1.29	(3.67)
Total from investment operations	(2.71)	1.36	(3.38)
Distributions from net investment income	(.12)	(.62)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.28)C	(.62)	–
Redemption fees added to paid in capitalB,D	–	–	–
Net asset value, end of period	$33.82	$36.81	$36.07
Total ReturnE,F,G	(7.43)%	3.79%	(8.57)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.18%	2.13%	2.10%J
Expenses net of fee waivers, if any	2.18%	2.13%	2.10%J
Expenses net of all reductions	2.17%	2.11%	2.10%J
Net investment income (loss)	(.17)%	.18%	1.19%J
Supplemental Data
Net assets, end of period (000 omitted)	$9,007	$11,151	$6,818
Portfolio turnover rateK	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$37.19	$36.32	$37.92	$30.15	$27.67
Income from Investment Operations
Net investment income (loss)A	.33	.48	.94B	.61	.64
Net realized and unrealized gain (loss)	(2.68)	1.30	(2.00)	7.87	2.45
Total from investment operations	(2.35)	1.78	(1.06)	8.48	3.09
Distributions from net investment income	(.43)	(.91)	(.52)	(.70)	(.60)
Distributions from net realized gain	(.15)	–	(.02)	(.01)	(.02)
Total distributions	(.58)	(.91)	(.54)	(.71)	(.61)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$34.26	$37.19	$36.32	$37.92	$30.15
Total ReturnE	(6.42)%	4.97%	(2.82)%	28.71%	11.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.03%	.97%	1.06%	.83%
Expenses net of fee waivers, if any	1.07%	1.03%	.97%	1.05%	.83%
Expenses net of all reductions	1.06%	1.01%	.96%	1.02%	.80%
Net investment income (loss)	.94%	1.28%	2.43%B	1.82%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$1,066,488	$1,384,134	$1,237,047	$957,048	$602,520
Portfolio turnover rateH	62%	87%	80%I	59%	127%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding thi non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%.

 C Total distributions of $.61 per share is comprised of distributions from net investment income of $.595 and distributions from net realized gain of $.017 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class I

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$37.21	$36.32	$39.45
Income from Investment Operations
Net investment income (loss)B	.35	.50	.56
Net realized and unrealized gain (loss)	(2.67)	1.30	(3.69)
Total from investment operations	(2.32)	1.80	(3.13)
Distributions from net investment income	(.45)	(.91)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.60)	(.91)	–
Redemption fees added to paid in capitalB,C	–	–	–
Net asset value, end of period	$34.29	$37.21	$36.32
Total ReturnD,E	(6.33)%	5.02%	(7.93)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%	.98%	.97%H
Expenses net of fee waivers, if any	1.01%	.98%	.97%H
Expenses net of all reductions	1.00%	.96%	.96%H
Net investment income (loss)	1.00%	1.33%	2.33%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,340	$6,552	$5,666
Portfolio turnover rateI	62%	87%	80%J

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Europe and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$95,205,986
Gross unrealized depreciation	(131,418,275)
Net unrealized appreciation (depreciation) on securities	$(36,212,289)
Tax Cost	$1,143,689,978

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,376,217
Capital loss carryforward	$(210,891,559)
Net unrealized appreciation (depreciation) on securities and other investments	$(36,349,948)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(199,044,876)
No expiration
Short-term	(11,846,683)
Total capital loss carryforward	$(210,891,559)

Due to large redemptions in a prior period, $199,044,876 of capital losses that existed in the Fund prior to the mergers will be limited to approximately $32,029,274 per year.

The tax character of distributions paid was as follows:

	October 31, 2016	October 31,2015
Ordinary Income	$21,866,868	$ 31,603,696

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $774,962,231 and $1,005,252,770, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$50,523	$1,529
Class T	.25%	.25%	41,037	128
Class B	.75%	.25%	2,439	1,885
Class C	.75%	.25%	102,335	24,319
			$196,334	$27,861

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,563
Class T	1,042
Class B(a)	124
Class C(a)	3,282
$17,011

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$53,055.26
Class T	26,058.32
Class B	689.29
Class C	30,814.30
Europe	2,314,244.19
Class I	7,294.13
	$2,432,154

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,488,500.60%		$1,290

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,194 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $720,303. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $158,326 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,958.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$174,443	$549,660
Class T	23,347	299,142
Class B	–	18,443
Class C	38,160	108,670
Europe	15,664,870	30,497,764
Class I	80,861	130,017
Total	$15,981,681	$31,603,696
From net realized gain
Class A	$94,260	$–
Class T	39,080	–
Class C	47,778	–
Europe	5,676,211	–
Class I	27,858	–
Total	$5,885,187	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	144,459	402,890	$5,004,460	$15,313,815
Reinvestment of distributions	7,044	14,493	257,822	527,143
Shares redeemed	(277,024)	(438,670)	(9,579,027)	(16,388,542)
Net increase (decrease)	(125,521)	(21,287)	$(4,316,745)	$(547,584)
Class T
Shares sold	18,157	101,998	$629,088	$3,848,880
Reinvestment of distributions	1,677	8,153	61,481	296,280
Shares redeemed	(76,071)	(227,511)	(2,635,140)	(8,571,443)
Net increase (decrease)	(56,237)	(117,360)	$(1,944,571)	$(4,426,283)
Class B
Shares sold	183	7,973	$6,069	$306,370
Reinvestment of distributions	–	481	–	17,468
Shares redeemed	(14,607)	(23,568)	(499,471)	(877,823)
Net increase (decrease)	(14,424)	(15,114)	$(493,402)	$(553,985)
Class C
Shares sold	64,049	197,774	$2,232,592	$7,494,390
Reinvestment of distributions	2,232	2,632	81,438	95,708
Shares redeemed	(102,859)	(86,511)	(3,518,604)	(3,194,278)
Net increase (decrease)	(36,578)	113,895	$(1,204,574)	$4,395,820
Europe
Shares sold	2,489,815	10,168,406	$86,835,858	$387,319,779
Reinvestment of distributions	559,844	803,462	20,484,708	29,241,922
Shares redeemed	(9,143,028)	(7,807,853)	(318,516,566)	(290,372,067)
Net increase (decrease)	(6,093,369)	3,164,015	$(211,196,000)	$126,189,634
Class I
Shares sold	73,750	130,676	$2,648,638	$4,946,083
Reinvestment of distributions	2,803	2,526	102,586	91,940
Shares redeemed	(96,879)	(113,122)	(3,369,656)	(4,289,576)
Net increase (decrease)	(20,326)	20,080	$(618,432)	$748,447

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Europe Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.38%
Actual		$1,000.00	$951.50	$6.77
Hypothetical-C		$1,000.00	$1,018.20	$7.00
Class T	1.69%
Actual		$1,000.00	$949.90	$8.28
Hypothetical-C		$1,000.00	$1,016.64	$8.57
Class C	2.17%
Actual		$1,000.00	$947.90	$10.63
Hypothetical-C		$1,000.00	$1,014.23	$10.99
Europe	1.06%
Actual		$1,000.00	$952.70	$5.20
Hypothetical-C		$1,000.00	$1,019.81	$5.38
Class I	.99%
Actual		$1,000.00	$953.30	$4.86
Hypothetical-C		$1,000.00	$1,020.16	$5.03

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Europe Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Europe Fund
Class A	12/19/16	12/16/16	$0.224	$0.126
Class T	12/19/16	12/16/16	$0.091	$0.126
Class C	12/19/16	12/16/16	$0.000	$0.000
Europe	12/19/16	12/16/16	$0.382	$0.126
Class I	12/19/16	12/16/16	$0.408	$0.126

Class A, Class T, Class C, Europe, and Class I designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Europe Fund
Class A	12/07/15	$0.4943	$0.0553
Class T	12/07/15	$0.3013	$0.0553
Class C	12/07/15	$0.3323	$0.0553
Europe	12/07/15	$0.6343	$0.0553
Class I	12/07/15	$0.6563	$0.0553

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Europe Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in December 2013 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Europe Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEUF-ANN-1216
1.9585993.102

Fidelity Advisor® Japan Fund - Class A, Class T, Class C and Class I Annual Report October 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Japan Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.43%	5.61%	(0.65)%
Class T (incl. 3.50% sales charge)	2.43%	5.80%	(0.59)%
Class C (incl. contingent deferred sales charge)	4.69%	6.10%	(0.48)%
Class I	6.77%	7.24%	0.15%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$9,373	Fidelity Advisor® Japan Fund - Class A
$11,698	Tokyo Stock Price Index (TOPIX)

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Kirk Neureiter:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded single-digit gains that outpaced the 4.97% return of the benchmark Tokyo Stock Price Index by about 1 to 2 percentage points. Versus the benchmark, the fund was helped by stock selection in industrials, positioning in financials and a zero-weighting in the lagging utilities sector. A positive fair-value adjustment of 0.93 percentage points also lifted relative results. Our top relative contributor was DeNA, a provider of online gaming and e-commerce services. Our overweighting here proved timely, as the stock more than doubled in value this period. A second beneficial overweighting was Toshiba Plant Systems & Services, a company that builds and maintains power plants. KDDI, another relative contributor, is one of Japan’s major telecommunication-services providers and was the fund’s largest holding at period end. An out-of-benchmark stake in Sompo Care Message – which I sold – also rewarded us. Conversely, my picks in information technology weighed on relative performance. To a lesser extent, consumer discretionary and real estate decisions also hurt. An overweighting in real estate company Mitsui Fudosan was our largest relative detractor; I eliminated the position prior to period end. Tech-hardware maker Hitachi – also sold – hurt as well, as did our overweighting in East Japan Railway.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	98.3%
United States of America*	1.1%
Cayman Islands	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	98.1%
Cayman Islands	1.0%
United States of America*	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.1	0.9

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
KDDI Corp. (Wireless Telecommunication Services)	4.4	4.1
SoftBank Corp. (Wireless Telecommunication Services)	3.7	3.1
Astellas Pharma, Inc. (Pharmaceuticals)	3.7	5.0
ORIX Corp. (Diversified Financial Services)	3.6	3.3
Sony Corp. (Household Durables)	3.6	2.6
Mitsubishi UFJ Financial Group, Inc. (Banks)	3.3	3.1
Hoya Corp. (Health Care Equipment & Supplies)	3.2	3.3
East Japan Railway Co. (Road & Rail)	3.0	4.2
Honda Motor Co. Ltd. (Automobiles)	2.6	2.4
Suzuki Motor Corp. (Automobiles)	2.5	1.9
	33.6

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.2	20.3
Industrials	14.1	12.7
Information Technology	13.2	12.7
Health Care	12.3	13.5
Financials	11.6	16.4
Consumer Staples	11.1	9.9
Telecommunication Services	9.9	9.1
Materials	5.2	4.5
Real Estate	0.3	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 21.2%
Auto Components - 3.8%
Bridgestone Corp.	143,900	$5,372,065
DaikyoNishikawa Corp.	125,600	1,624,045
Hi-Lex Corp.	17,200	470,716
NGK Spark Plug Co. Ltd.	214,300	4,242,269
Sumitomo Electric Industries Ltd.	249,000	3,690,955
		15,400,050
Automobiles - 6.8%
Fuji Heavy Industries Ltd.	89,600	3,497,877
Honda Motor Co. Ltd.	352,800	10,556,349
Isuzu Motors Ltd.	255,600	3,167,276
Suzuki Motor Corp.	284,700	10,126,166
		27,347,668
Hotels, Restaurants & Leisure - 0.8%
Skylark Co. Ltd.	230,600	3,247,794
Household Durables - 5.2%
Casio Computer Co. Ltd. (a)	189,200	2,644,867
Rinnai Corp.	41,200	3,967,960
Sony Corp.	457,600	14,422,750
		21,035,577
Internet & Direct Marketing Retail - 1.5%
Rakuten, Inc.	317,600	3,672,070
Start Today Co. Ltd.	123,900	2,178,617
		5,850,687
Media - 1.1%
Dentsu, Inc.	40,200	2,008,658
NEXT Co. Ltd. (a)	211,100	1,779,464
Proto Corp.	62,400	708,077
		4,496,199
Multiline Retail - 0.5%
Don Quijote Holdings Co. Ltd.	50,700	1,931,406
Specialty Retail - 1.5%
Nitori Holdings Co. Ltd.	15,600	1,869,858
USS Co. Ltd.	179,400	3,041,606
Xebio Holdings Co. Ltd.	78,700	1,223,989
		6,135,453

TOTAL CONSUMER DISCRETIONARY		85,444,834

CONSUMER STAPLES - 11.1%
Beverages - 1.5%
Asahi Group Holdings	166,200	5,944,657
Food & Staples Retailing - 6.1%
Ain Holdings, Inc.	39,300	2,656,975
San-A Co. Ltd.	49,600	2,705,369
Seven & i Holdings Co. Ltd.	182,500	7,627,515
Sundrug Co. Ltd.	50,800	4,006,065
Tsuruha Holdings, Inc.	22,800	2,635,034
Welcia Holdings Co. Ltd.	74,700	5,107,266
		24,738,224
Food Products - 0.1%
Japan Meat Co. Ltd.	31,900	449,283
Personal Products - 1.0%
Kao Corp.	77,400	3,989,196
Tobacco - 2.4%
Japan Tobacco, Inc.	249,700	9,509,887

TOTAL CONSUMER STAPLES		44,631,247

FINANCIALS - 11.6%
Banks - 4.3%
Mitsubishi UFJ Financial Group, Inc.	2,551,400	13,164,743
Shinsei Bank Ltd.	2,594,000	4,205,016
		17,369,759
Capital Markets - 0.5%
Monex Group, Inc.	833,700	1,915,912
Diversified Financial Services - 4.0%
Kyushu Railway Co.	50,600	1,490,932
ORIX Corp.	912,300	14,488,754
		15,979,686
Insurance - 2.8%
Sony Financial Holdings, Inc.	201,600	2,837,433
Tokio Marine Holdings, Inc.	217,800	8,616,880
		11,454,313

TOTAL FINANCIALS		46,719,670

HEALTH CARE - 12.3%
Biotechnology - 0.6%
PeptiDream, Inc. (a)(b)	44,300	2,289,559
Health Care Equipment & Supplies - 5.5%
Hoya Corp.	310,500	12,983,146
Olympus Corp.	259,300	9,272,194
		22,255,340
Health Care Providers & Services - 2.0%
Miraca Holdings, Inc.	71,800	3,478,059
Ship Healthcare Holdings, Inc.	140,300	4,113,879
Solasto Corp.	45,300	504,101
		8,096,039
Pharmaceuticals - 4.2%
Astellas Pharma, Inc.	990,400	14,699,381
Shionogi & Co. Ltd.	42,500	2,098,455
		16,797,836

TOTAL HEALTH CARE		49,438,774

INDUSTRIALS - 14.1%
Building Products - 1.5%
Daikin Industries Ltd.	64,500	6,199,676
Construction & Engineering - 1.1%
Toshiba Plant Systems & Services Corp.	265,900	4,297,707
Electrical Equipment - 3.6%
Mitsubishi Electric Corp.	447,000	6,063,293
Nidec Corp.	88,900	8,621,274
		14,684,567
Machinery - 2.4%
Komatsu Ltd.	61,500	1,368,935
Kubota Corp.	219,600	3,548,319
Makita Corp.	65,700	4,554,582
		9,471,836
Professional Services - 0.7%
Benefit One, Inc.	35,900	1,040,679
Outsourcing, Inc.	51,500	1,959,426
		3,000,105
Road & Rail - 3.0%
East Japan Railway Co.	136,400	12,040,191
Trading Companies & Distributors - 1.8%
Misumi Group, Inc.	321,800	5,882,432
Mitsui & Co. Ltd.	89,500	1,244,312
		7,126,744

TOTAL INDUSTRIALS		56,820,826

INFORMATION TECHNOLOGY - 13.2%
Electronic Equipment & Components - 6.9%
Alps Electric Co. Ltd.	20,600	495,013
Azbil Corp.	162,900	4,846,458
Iriso Electronics Co. Ltd.	18,100	997,597
Murata Manufacturing Co. Ltd.	18,700	2,615,896
OMRON Corp.	55,600	2,136,626
Shimadzu Corp.	613,000	8,937,513
TDK Corp.	55,400	3,835,263
Topcon Corp.	259,500	3,887,427
		27,751,793
Internet Software & Services - 3.6%
Alibaba Group Holding Ltd. sponsored ADR (b)	23,400	2,379,546
DeNA Co. Ltd.	158,100	5,095,623
Kakaku.com, Inc.	411,900	6,932,426
		14,407,595
IT Services - 0.3%
Otsuka Corp.	25,900	1,234,862
Semiconductors & Semiconductor Equipment - 0.9%
Sumco Corp.	367,100	3,857,578
Software - 1.5%
COLOPL, Inc. (a)	117,000	1,688,004
Nintendo Co. Ltd.	17,600	4,242,659
		5,930,663

TOTAL INFORMATION TECHNOLOGY		53,182,491

MATERIALS - 5.2%
Chemicals - 5.2%
Daicel Chemical Industries Ltd.	208,300	2,748,996
Hitachi Chemical Co. Ltd.	134,900	3,164,432
Kansai Paint Co. Ltd.	172,100	3,708,840
Shin-Etsu Chemical Co. Ltd.	87,600	6,658,335
Toray Industries, Inc.	524,000	4,890,733
		21,171,336
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Invincible Investment Corp.	2,530	1,230,380
TELECOMMUNICATION SERVICES - 9.9%
Diversified Telecommunication Services - 1.8%
Nippon Telegraph & Telephone Corp.	161,300	7,151,532
Wireless Telecommunication Services - 8.1%
KDDI Corp.	580,800	17,652,357
SoftBank Corp.	240,400	15,140,662
		32,793,019

TOTAL TELECOMMUNICATION SERVICES		39,944,551

TOTAL COMMON STOCKS
(Cost $353,862,189)		398,584,109

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 0.41% (c)	736,671	736,892
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	6,257,647	6,258,898
TOTAL MONEY MARKET FUNDS
(Cost $6,995,387)		6,995,790
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $360,857,576)		405,579,899
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(2,431,690)
NET ASSETS - 100%		$403,148,209

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,453
Fidelity Securities Lending Cash Central Fund	124,193
Total	$129,646

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$85,444,834	$60,465,735	$24,979,099	$--
Consumer Staples	44,631,247	44,631,247	--	--
Financials	46,719,670	33,554,927	13,164,743	--
Health Care	49,438,774	34,739,393	14,699,381	--
Industrials	56,820,826	55,451,891	1,368,935	--
Information Technology	53,182,491	48,939,832	4,242,659	--
Materials	21,171,336	21,171,336	--	--
Real Estate	1,230,380	1,230,380	--	--
Telecommunication Services	39,944,551	--	39,944,551	--
Money Market Funds	6,995,790	6,995,790	--	--
Total Investments in Securities:	$405,579,899	$307,180,531	$98,399,368	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$300,425,826

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,953,091) — See accompanying schedule: Unaffiliated issuers (cost $353,862,189)	$398,584,109
Fidelity Central Funds (cost $6,995,387)	6,995,790
Total Investments (cost $360,857,576)		$405,579,899
Receivable for investments sold		1,625,758
Receivable for fund shares sold		1,020,188
Dividends receivable		2,396,916
Distributions receivable from Fidelity Central Funds		15,643
Prepaid expenses		1,054
Other receivables		700
Total assets		410,640,158
Liabilities
Payable for investments purchased	$401,493
Payable for fund shares redeemed	489,133
Accrued management fee	169,088
Distribution and service plan fees payable	19,365
Other affiliated payables	82,996
Other payables and accrued expenses	71,758
Collateral on securities loaned, at value	6,258,116
Total liabilities		7,491,949
Net Assets		$403,148,209
Net Assets consist of:
Paid in capital		$553,719,763
Undistributed net investment income		3,364,219
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(198,564,073)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,628,300
Net Assets		$403,148,209
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,909,966 ÷ 1,899,417 shares)		$12.59
Maximum offering price per share (100/94.25 of $12.59)		$13.36
Class T:
Net Asset Value and redemption price per share ($4,192,527 ÷ 333,633 shares)		$12.57
Maximum offering price per share (100/96.50 of $12.57)		$13.03
Class C:
Net Asset Value and offering price per share ($15,076,897 ÷ 1,211,579 shares)(a)		$12.44
Japan:
Net Asset Value, offering price and redemption price per share ($352,936,346 ÷ 27,916,051 shares)		$12.64
Class I:
Net Asset Value, offering price and redemption price per share ($7,032,473 ÷ 557,040 shares)		$12.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$7,837,925
Income from Fidelity Central Funds		129,646
Income before foreign taxes withheld		7,967,571
Less foreign taxes withheld		(785,680)
Total income		7,181,891
Expenses
Management fee
Basic fee	$3,155,826
Performance adjustment	(931,093)
Transfer agent fees	880,448
Distribution and service plan fees	252,555
Accounting and security lending fees	234,932
Custodian fees and expenses	49,872
Independent trustees' fees and expenses	2,044
Registration fees	81,205
Audit	78,931
Legal	1,537
Interest	1,981
Miscellaneous	3,993
Total expenses before reductions	3,812,231
Expense reductions	(5,833)	3,806,398
Net investment income (loss)		3,375,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(20,161,579)
Fidelity Central Funds	1,060
Foreign currency transactions	213,018
Total net realized gain (loss)		(19,947,501)
Change in net unrealized appreciation (depreciation) on: Investment securities	35,434,261
Assets and liabilities in foreign currencies	(75,691)
Total change in net unrealized appreciation (depreciation)		35,358,570
Net gain (loss)		15,411,069
Net increase (decrease) in net assets resulting from operations		$18,786,562

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,375,493	$3,112,183
Net realized gain (loss)	(19,947,501)	(392,382)
Change in net unrealized appreciation (depreciation)	35,358,570	1,937,241
Net increase (decrease) in net assets resulting from operations	18,786,562	4,657,042
Distributions to shareholders from net investment income	(3,027,093)	(3,310,432)
Distributions to shareholders from net realized gain	(270,338)	–
Total distributions	(3,297,431)	(3,310,432)
Share transactions - net increase (decrease)	(159,708,771)	70,904,089
Redemption fees	43,507	139,156
Total increase (decrease) in net assets	(144,176,133)	72,389,855
Net Assets
Beginning of period	547,324,342	474,934,487
End of period	$403,148,209	$547,324,342
Other Information
Undistributed net investment income end of period	$3,364,219	$3,017,018

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.87	$11.65	$12.00	$9.30	$9.54
Income from Investment Operations
Net investment income (loss)A	.06	.04	.05	.08	.09
Net realized and unrealized gain (loss)	.72	.23	(.31)	2.80	(.15)
Total from investment operations	.78	.27	(.26)	2.88	(.06)
Distributions from net investment income	(.05)	(.05)	(.08)	(.11)	(.13)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.06)	(.05)	(.09)	(.19)	(.18)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	–B
Net asset value, end of period	$12.59	$11.87	$11.65	$12.00	$9.30
Total ReturnC,D	6.56%	2.31%	(2.18)%	31.58%	(.64)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%	1.10%	1.23%	1.26%	1.42%
Expenses net of fee waivers, if any	1.08%	1.10%	1.23%	1.26%	1.38%
Expenses net of all reductions	1.08%	1.09%	1.23%	1.25%	1.36%
Net investment income (loss)	.51%	.37%	.41%	.75%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$23,910	$23,918	$21,352	$20,520	$9,495
Portfolio turnover rateG	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.85	$11.62	$11.96	$9.28	$9.51
Income from Investment Operations
Net investment income (loss)A	.02	–B	.01	.05	.06
Net realized and unrealized gain (loss)	.71	.23	(.30)	2.78	(.13)
Total from investment operations	.73	.23	(.29)	2.83	(.07)
Distributions from net investment income	–B	–	(.04)	(.08)	(.11)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.01)	–	(.05)	(.16)	(.16)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	–B
Net asset value, end of period	$12.57	$11.85	$11.62	$11.96	$9.28
Total ReturnC,D	6.15%	1.98%	(2.42)%	31.04%	(.75)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.44%	1.43%	1.54%	1.55%	1.70%
Expenses net of fee waivers, if any	1.44%	1.43%	1.54%	1.55%	1.66%
Expenses net of all reductions	1.44%	1.42%	1.54%	1.53%	1.64%
Net investment income (loss)	.16%	.04%	.10%	.46%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$4,193	$4,809	$4,104	$5,357	$3,934
Portfolio turnover rateG	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.77	$11.58	$11.96	$9.25	$9.48
Income from Investment Operations
Net investment income (loss)A	(.02)	(.04)	(.03)	–B	.02
Net realized and unrealized gain (loss)	.69	.23	(.32)	2.79	(.14)
Total from investment operations	.67	.19	(.35)	2.79	(.12)
Distributions from net investment income	–	–	(.03)	(.01)	(.06)
Distributions from net realized gain	–	–	(.01)	(.08)	(.05)
Total distributions	–	–	(.03)C	(.09)	(.11)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	–B
Net asset value, end of period	$12.44	$11.77	$11.58	$11.96	$9.25
Total ReturnD,E	5.69%	1.64%	(2.90)%	30.55%	(1.27)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.81%	1.93%	1.97%	2.15%
Expenses net of fee waivers, if any	1.81%	1.81%	1.93%	1.97%	2.11%
Expenses net of all reductions	1.81%	1.80%	1.93%	1.95%	2.09%
Net investment income (loss)	(.21)%	(.34)%	(.29)%	.04%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$15,077	$18,491	$13,162	$11,824	$7,015
Portfolio turnover rateH	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$11.69	$12.03	$9.34	$9.57
Income from Investment Operations
Net investment income (loss)A	.09	.08	.09	.12	.12
Net realized and unrealized gain (loss)	.72	.23	(.32)	2.79	(.14)
Total from investment operations	.81	.31	(.23)	2.91	(.02)
Distributions from net investment income	(.07)	(.09)	(.11)	(.15)	(.16)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.08)	(.09)	(.11)B	(.23)	(.21)
Redemption fees added to paid in capitalA	–C	–C	–C	.01	–C
Net asset value, end of period	$12.64	$11.91	$11.69	$12.03	$9.34
Total ReturnD	6.80%	2.66%	(1.90)%	31.92%	(.19)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.80%	.90%	.93%	1.09%
Expenses net of fee waivers, if any	.78%	.80%	.90%	.93%	1.06%
Expenses net of all reductions	.78%	.79%	.90%	.91%	1.04%
Net investment income (loss)	.81%	.67%	.74%	1.08%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$352,936	$485,803	$415,612	$480,773	$353,550
Portfolio turnover rateG	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.89	$11.67	$12.02	$9.33	$9.57
Income from Investment Operations
Net investment income (loss)A	.10	.08	.09	.13	.12
Net realized and unrealized gain (loss)	.70	.23	(.32)	2.78	(.14)
Total from investment operations	.80	.31	(.23)	2.91	(.02)
Distributions from net investment income	(.07)	(.09)	(.12)	(.15)	(.17)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.07)B	(.09)	(.12)C	(.23)	(.22)
Redemption fees added to paid in capitalA	–D	–D	–D	.01	–D
Net asset value, end of period	$12.62	$11.89	$11.67	$12.02	$9.33
Total ReturnE	6.77%	2.72%	(1.90)%	32.04%	(.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.80%	.89%	.90%	1.03%
Expenses net of fee waivers, if any	.77%	.80%	.89%	.90%	1.01%
Expenses net of all reductions	.76%	.79%	.89%	.88%	.99%
Net investment income (loss)	.83%	.67%	.76%	1.11%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$7,032	$13,957	$20,253	$20,033	$1,488
Portfolio turnover rateH	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of .065 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive-foreign investment companies (PFIC), expiring capital loss carryforwards, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$62,245,810
Gross unrealized depreciation	(22,000,840)
Net unrealized appreciation (depreciation) on securities	$40,244,970

Tax Cost	$365,334,929

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,358,745
Capital loss carryforward	$(195,080,291)
Net unrealized appreciation (depreciation) on securities and other investments	$40,150,155

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(41,604,069)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(167,297,969)
No expiration
Short-term	(10,932,314)
Long-term	(16,850,008)
Total no expiration	(27,782,322)
Total capital loss carryforward	$(195,080,291)

Due to large redemptions in a prior period, $141,955,883 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $1,617,303 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$3,297,431	$ 3,310,432

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $66,643,788 and $222,810,669, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$64,315	$15,057
Class T	.25%	.25%	22,238	73
Class B	.75%	.25%	1,473	1,107
Class C	.75%	.25%	164,529	50,712
			$252,555	$66,949

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,740
Class T	1,209
Class B(a)	48
Class C(a)	8,824
$15,821

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$61,063.24
Class T	15,235.34
Class B	416.29
Class C	35,044.21
Japan	755,481.19
Class I	13,209.17
	$880,448

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $109 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,216,750.62%		$1,981

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,143 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $124,193. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,905 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,928.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$121,415	$79,823
Class T	822	–
Japan	2,828,514	3,066,127
Class I	76,342	164,482
Total	$3,027,093	$3,310,432
From net realized gain
Class A	$14,867	$–
Class T	2,466	–
Japan	245,958	–
Class I	7,047	–
Total	$270,338	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	813,081	1,104,408	$9,592,333	$13,420,485
Reinvestment of distributions	10,746	6,565	128,096	74,452
Shares redeemed	(938,856)	(929,216)	(10,914,042)	(10,724,499)
Net increase (decrease)	(115,029)	181,757	$(1,193,613)	$2,770,438
Class T
Shares sold	36,363	180,232	$424,255	$2,170,519
Reinvestment of distributions	269	–	3,216	–
Shares redeemed	(108,870)	(127,640)	(1,266,529)	(1,490,023)
Net increase (decrease)	(72,238)	52,592	$(839,058)	$680,496
Class B
Shares sold	1,967	711	$21,930	$8,779
Shares redeemed	(31,378)	(10,106)	(356,692)	(116,253)
Net increase (decrease)	(29,411)	(9,395)	$(334,762)	$(107,474)
Class C
Shares sold	261,804	747,753	$3,054,392	$8,932,993
Shares redeemed	(621,443)	(312,924)	(7,129,408)	(3,580,602)
Net increase (decrease)	(359,639)	434,829	$(4,075,016)	$5,352,391
Japan
Shares sold	4,048,778	18,408,352	$48,328,822	$225,875,166
Reinvestment of distributions	251,274	262,630	3,000,214	2,980,854
Shares redeemed	(17,176,238)	(13,426,033)	(197,588,759)	(161,325,584)
Net increase (decrease)	(12,876,186)	5,244,949	$(146,259,723)	$67,530,436
Class I
Shares sold	323,014	1,688,546	$3,826,994	$20,578,143
Reinvestment of distributions	6,575	14,222	78,372	161,134
Shares redeemed	(946,812)	(2,263,385)	(10,911,965)	(26,061,475)
Net increase (decrease)	(617,223)	(560,617)	$(7,006,599)	$(5,322,198)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers International II Fund were the owners of record of approximately 18% and 19%, respectively, of the total outstanding shares of the Fund. Mutual Funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Japan Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.07%
Actual		$1,000.00	$1,111.20	$5.68
Hypothetical-C		$1,000.00	$1,019.76	$5.43
Class T	1.42%
Actual		$1,000.00	$1,109.40	$7.53
Hypothetical-C		$1,000.00	$1,018.00	$7.20
Class C	1.78%
Actual		$1,000.00	$1,106.80	$9.43
Hypothetical-C		$1,000.00	$1,016.19	$9.02
Japan	.77%
Actual		$1,000.00	$1,111.70	$4.09
Hypothetical-C		$1,000.00	$1,021.27	$3.91
Class I	.74%
Actual		$1,000.00	$1,111.90	$3.93
Hypothetical-C		$1,000.00	$1,021.42	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Japan Fund
Class A	12/12/16	12/09/16	$0.060	$0.034
Class T	12/12/16	12/09/16	$0.010	$0.034
Class C	12/12/16	12/09/16	$0.000	$0.000
Japan	12/12/16	12/09/16	$0.112	$0.034
Class I	12/12/16	12/09/16	$0.110	$0.034

Class A, Class T, Japan and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Japan Fund
Class A	12/07/15	$0.0727	$0.0177
Class T	12/07/15	$0.0257	$0.0177
Japan	12/07/15	$0.0927	$0.0177
Class I	12/07/15	$0.0887	$0.0177

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Japan Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class of the fund ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AJPNA-ANN-1216
1.917389.105

Fidelity Advisor® Latin America Fund - Class A, Class T, Class C and Class I Annual Report October 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Latin America Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	19.03%	(9.38)%	(1.23)%
Class T (incl. 3.50% sales charge)	21.52%	(9.20)%	(1.16)%
Class C (incl. contingent deferred sales charge)	24.31%	(8.99)%	(1.09)%
Class I	26.77%	(7.99)%	(0.44)%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$8,837	Fidelity Advisor® Latin America Fund - Class A
$13,217	MSCI EM (Emerging Markets) Latin America Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Will Pruett:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the 33.71% return of the benchmark MSCI Emerging Markets Latin America Index by roughly 7 to 8 percentage points. Relative results were hampered by unfavorable positioning in Brazil, mainly within the strong-performing materials sector and among highly levered domestic cyclicals, including banks. Here, underweighting the strong-performing bank Banco Bradesco was the fund's biggest detractor by far, followed by a less-than-benchmark stake in state-owned oil giant Petroleo Brasieiro, also known as Petrobras. Conversely, stock picking in the consumer discretionary sector was beneficial, as were choices in the industrials sector’s capital goods group, although to a lesser extent. The fund’s top individual contributors were names I chose to underweight. America Movil, a Mexico-based telecommunications firm, returned -20% this period. Wal-Mart de Mexico was another notable contributor, as the stock also lost ground this period. I sold out of both names on valuation concerns in January when I took over the fund. Banco Bradesco was also sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Will Pruett became sole Portfolio Manager of the fund on January 1, 2016, after having previously served as Co-Manager.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Brazil	57.9%
Mexico	22.8%
Bermuda	4.8%
Panama	4.0%
United States of America*	2.6%
Argentina	2.1%
United Kingdom	2.0%
France	1.5%
Peru	1.2%
Other	1.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Brazil	45.5%
Mexico	30.6%
United States of America*	8.4%
Chile	3.8%
Bermuda	3.7%
Panama	2.6%
United Kingdom	1.4%
Spain	1.0%
Peru	1.0%
Other	2.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	96.6
Short-Term Investments and Net Other Assets (Liabilities)	0.9	3.4

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Itau Unibanco Holding SA (Brazil, Banks)	10.2	8.0
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.5	2.3
Ambev SA (Brazil, Beverages)	6.1	0.0
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	4.9	5.0
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	4.5	3.5
Cielo SA (Brazil, IT Services)	3.7	3.9
Credicorp Ltd. (United States) (Bermuda, Banks)	3.6	3.7
Kroton Educacional SA (Brazil, Diversified Consumer Services)	3.5	2.6
BB Seguridade Participacoes SA (Brazil, Insurance)	2.8	2.5
Smiles SA (Brazil, Media)	2.7	1.8
	48.5

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.2	35.2
Consumer Discretionary	17.3	14.5
Consumer Staples	13.3	16.4
Industrials	9.4	10.2
Energy	6.5	2.3
Information Technology	4.9	5.9
Health Care	4.3	6.2
Utilities	1.9	1.5
Materials	1.2	3.6
Real Estate	1.1	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2016, 26.9% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Latin American market.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 76.7%
	Shares	Value
Argentina - 2.1%
Grupo Financiero Galicia SA sponsored ADR	202,608	$6,309,213
Grupo Superveille SA sponsored ADR (a)	475,000	7,210,500

TOTAL ARGENTINA		13,519,713

Bermuda - 4.8%
Credicorp Ltd. (United States)	151,821	22,572,746
PAX Global Technology Ltd. (a)	12,476,240	7,802,124

TOTAL BERMUDA		30,374,870

Brazil - 35.5%
Ambev SA	6,567,532	38,742,678
BB Seguridade Participacoes SA	1,762,780	17,749,295
Cielo SA	2,277,207	23,114,507
CVC Brasil Operadora e Agencia de Viagens SA	1,814,733	13,928,872
Equatorial Energia SA	668,406	11,923,257
Estacio Participacoes SA	2,421,505	14,041,998
FPC Par Corretora de Seguros	1,809,373	8,553,709
Grendene SA	1,679,603	10,323,876
Kroton Educacional SA	4,457,759	22,205,003
MAHLE Metal Leve SA	1,138,576	7,893,699
Multiplus SA	796,822	10,804,028
Qualicorp SA	2,460,713	15,834,287
Smiles SA	930,784	16,988,558
Tegma Gestao Logistica SA (b)	2,562,627	6,454,737
Valid Solucoes SA	659,175	6,176,668

TOTAL BRAZIL		224,735,172

Chile - 1.1%
Vina San Pedro SA	574,573,084	6,649,785
France - 1.5%
Edenred SA	419,118	9,710,132
Mexico - 22.8%
Compartamos S.A.B. de CV	7,444,573	14,691,422
Credito Real S.A.B. de CV	4,204,186	7,722,837
Genomma Lab Internacional SA de CV (b)	9,725,099	11,633,484
Gruma S.A.B. de CV Series B	751,554	10,427,757
Grupo Aeroportuario Norte S.A.B. de CV	1,138,679	6,625,074
Grupo Financiero Banorte S.A.B. de CV Series O	5,233,321	30,819,584
Grupo GICSA SA de CV (b)	10,205,012	6,900,167
Kimberly-Clark de Mexico SA de CV Series A	7,148,566	15,415,880
Megacable Holdings S.A.B. de CV unit	1,796,523	6,531,774
Promotora y Operadora de Infraestructura S.A.B. de CV	1,551,159	14,607,205
Qualitas Controladora S.A.B. de CV	4,954,982	9,091,518
Unifin Financiera SAPI de CV	3,407,489	10,160,631

TOTAL MEXICO		144,627,333

Panama - 4.0%
Copa Holdings SA Class A	171,117	15,782,121
Intergroup Financial Services Corp.	314,911	9,825,223

TOTAL PANAMA		25,607,344

Peru - 1.2%
Cementos Pacasmayo SAA	3,812,245	7,367,205
United Kingdom - 2.0%
British American Tobacco PLC (United Kingdom)	221,491	12,694,302
United States of America - 1.7%
First Cash Financial Services, Inc.	221,675	10,463,060
TOTAL COMMON STOCKS
(Cost $389,289,536)		485,748,916

Nonconvertible Preferred Stocks - 22.4%
Brazil - 22.4%
Alpargatas SA (PN)	2,325,383	7,729,422
Itau Unibanco Holding SA	5,389,489	64,835,957
Itausa-Investimentos Itau SA (PN)	9,677,029	28,618,783
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (b)	7,364,950	40,816,405
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $73,702,351)		142,000,567

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 0.41% (c)	7,696,911	7,699,220
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	3,078,421	3,079,036
TOTAL MONEY MARKET FUNDS
(Cost $10,775,455)		10,778,256
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $473,767,342)		638,527,739
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(5,106,372)
NET ASSETS - 100%		$633,421,367

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$40,904
Fidelity Securities Lending Cash Central Fund	53,768
Total	$94,672

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$110,447,230	$110,447,230	$--	$--
Consumer Staples	83,930,402	71,236,100	12,694,302	--
Energy	40,816,405	40,816,405	--	--
Financials	248,624,478	248,624,478	--	--
Health Care	27,467,771	27,467,771	--	--
Industrials	59,355,937	59,355,937	--	--
Information Technology	30,916,631	30,916,631	--	--
Materials	7,367,205	7,367,205	--	--
Real Estate	6,900,167	6,900,167	--	--
Utilities	11,923,257	11,923,257	--	--
Money Market Funds	10,778,256	10,778,256	--	--
Total Investments in Securities:	$638,527,739	$625,833,437	$12,694,302	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $2,884,288) — See accompanying schedule: Unaffiliated issuers (cost $462,991,887)	$627,749,483
Fidelity Central Funds (cost $10,775,455)	10,778,256
Total Investments (cost $473,767,342)		$638,527,739
Receivable for investments sold		1,428,891
Receivable for fund shares sold		764,699
Dividends receivable		542,971
Distributions receivable from Fidelity Central Funds		14,678
Prepaid expenses		1,486
Other receivables		1,645
Total assets		641,282,109
Liabilities
Payable for investments purchased	$3,505,497
Payable for fund shares redeemed	604,756
Accrued management fee	361,441
Distribution and service plan fees payable	12,339
Other affiliated payables	162,441
Other payables and accrued expenses	135,768
Collateral on securities loaned, at value	3,078,500
Total liabilities		7,860,742
Net Assets		$633,421,367
Net Assets consist of:
Paid in capital		$636,343,447
Undistributed net investment income		7,710,475
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(175,411,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		164,778,543
Net Assets		$633,421,367
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($19,114,774 ÷ 851,405 shares)		$22.45
Maximum offering price per share (100/94.25 of $22.45)		$23.82
Class T:
Net Asset Value and redemption price per share ($7,377,589 ÷ 328,319 shares)		$22.47
Maximum offering price per share (100/96.50 of $22.47)		$23.28
Class C:
Net Asset Value and offering price per share ($6,589,974 ÷ 291,411 shares)(a)		$22.61
Latin America:
Net Asset Value, offering price and redemption price per share ($596,514,428 ÷ 26,613,893 shares)		$22.41
Class I:
Net Asset Value, offering price and redemption price per share ($3,824,602 ÷ 170,776 shares)		$22.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$19,138,493
Income from Fidelity Central Funds		94,672
Income before foreign taxes withheld		19,233,165
Less foreign taxes withheld		(910,667)
Total income		18,322,498
Expenses
Management fee	$3,611,588
Transfer agent fees	1,507,375
Distribution and service plan fees	124,708
Accounting and security lending fees	264,748
Custodian fees and expenses	346,298
Independent trustees' fees and expenses	2,289
Registration fees	83,027
Audit	79,297
Legal	1,567
Interest	882
Miscellaneous	5,010
Total expenses before reductions	6,026,789
Expense reductions	(33,716)	5,993,073
Net investment income (loss)		12,329,425
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(87,561,727)
Fidelity Central Funds	1,234
Foreign currency transactions	(422,119)
Total net realized gain (loss)		(87,982,612)
Change in net unrealized appreciation (depreciation) on: Investment securities	203,504,980
Assets and liabilities in foreign currencies	57,819
Total change in net unrealized appreciation (depreciation)		203,562,799
Net gain (loss)		115,580,187
Net increase (decrease) in net assets resulting from operations		$127,909,612

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,329,425	$10,341,112
Net realized gain (loss)	(87,982,612)	(87,419,393)
Change in net unrealized appreciation (depreciation)	203,562,799	(231,042,995)
Net increase (decrease) in net assets resulting from operations	127,909,612	(308,121,276)
Distributions to shareholders from net investment income	(10,264,003)	(12,592,762)
Distributions to shareholders from net realized gain	–	(66,395,306)
Total distributions	(10,264,003)	(78,988,068)
Share transactions - net increase (decrease)	5,109,952	(98,503,600)
Redemption fees	103,536	127,133
Total increase (decrease) in net assets	122,859,097	(485,485,811)
Net Assets
Beginning of period	510,562,270	996,048,081
End of period	$633,421,367	$510,562,270
Other Information
Undistributed net investment income end of period	$7,710,475	$7,012,875

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.09	$30.31	$40.71	$48.95	$52.38
Income from Investment Operations
Net investment income (loss)A	.40	.28	.49	.72	.92
Net realized and unrealized gain (loss)	4.27	(10.11)	(4.08)	(4.73)	(3.66)
Total from investment operations	4.67	(9.83)	(3.59)	(4.01)	(2.74)
Distributions from net investment income	(.31)	(.31)	(.57)	(.79)	(.70)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.31)	(2.39)	(6.82)	(4.24)	(.70)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.45	$18.09	$30.31	$40.71	$48.95
Total ReturnC,D	26.29%	(34.60)%	(9.06)%	(8.93)%	(5.23)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.40%	1.40%	1.38%	1.37%	1.35%
Expenses net of fee waivers, if any	1.40%	1.40%	1.38%	1.37%	1.35%
Expenses net of all reductions	1.39%	1.39%	1.38%	1.35%	1.35%
Net investment income (loss)	2.14%	1.26%	1.52%	1.66%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$19,115	$16,424	$34,898	$48,464	$69,654
Portfolio turnover rateG	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.11	$30.33	$40.68	$48.88	$52.27
Income from Investment Operations
Net investment income (loss)A	.35	.22	.40	.61	.78
Net realized and unrealized gain (loss)	4.27	(10.13)	(4.08)	(4.74)	(3.65)
Total from investment operations	4.62	(9.91)	(3.68)	(4.13)	(2.87)
Distributions from net investment income	(.26)	(.23)	(.43)	(.63)	(.53)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.26)	(2.31)	(6.68)	(4.08)	(.53)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.47	$18.11	$30.33	$40.68	$48.88
Total ReturnC,D	25.93%	(34.78)%	(9.30)%	(9.17)%	(5.49)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.68%	1.67%	1.65%	1.63%	1.61%
Expenses net of fee waivers, if any	1.68%	1.67%	1.65%	1.63%	1.61%
Expenses net of all reductions	1.68%	1.66%	1.65%	1.61%	1.61%
Net investment income (loss)	1.86%	.99%	1.25%	1.40%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$7,378	$5,284	$9,761	$12,705	$19,334
Portfolio turnover rateG	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.18	$30.37	$40.59	$48.73	$52.05
Income from Investment Operations
Net investment income (loss)A	.26	.11	.25	.40	.54
Net realized and unrealized gain (loss)	4.30	(10.17)	(4.07)	(4.74)	(3.64)
Total from investment operations	4.56	(10.06)	(3.82)	(4.34)	(3.10)
Distributions from net investment income	(.13)	(.05)	(.16)	(.36)	(.23)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.13)	(2.13)	(6.41)	(3.81)	(.23)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.61	$18.18	$30.37	$40.59	$48.73
Total ReturnC,D	25.31%	(35.08)%	(9.74)%	(9.62)%	(5.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.15%	2.13%	2.12%	2.10%
Expenses net of fee waivers, if any	2.14%	2.15%	2.13%	2.12%	2.10%
Expenses net of all reductions	2.14%	2.15%	2.13%	2.10%	2.10%
Net investment income (loss)	1.39%	.51%	.77%	.91%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$6,590	$5,394	$11,349	$15,185	$27,405
Portfolio turnover rateG	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.08	$30.34	$40.80	$49.09	$52.48
Income from Investment Operations
Net investment income (loss)A	.45	.34	.59	.87	1.09
Net realized and unrealized gain (loss)	4.26	(10.11)	(4.10)	(4.74)	(3.67)
Total from investment operations	4.71	(9.77)	(3.51)	(3.87)	(2.58)
Distributions from net investment income	(.38)	(.41)	(.71)	(.98)	(.82)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.38)	(2.49)	(6.96)	(4.43)	(.82)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.41	$18.08	$30.34	$40.80	$49.09
Total ReturnC	26.65%	(34.45)%	(8.79)%	(8.63)%	(4.91)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.13%	1.08%	1.04%	1.02%
Expenses net of fee waivers, if any	1.14%	1.12%	1.08%	1.04%	1.02%
Expenses net of all reductions	1.13%	1.12%	1.07%	1.03%	1.02%
Net investment income (loss)	2.40%	1.53%	1.83%	1.99%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$596,514	$481,005	$933,298	$1,324,748	$2,274,601
Portfolio turnover rateF	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.08	$30.35	$40.79	$49.07	$52.51
Income from Investment Operations
Net investment income (loss)A	.46	.36	.60	.87	1.08
Net realized and unrealized gain (loss)	4.26	(10.13)	(4.07)	(4.74)	(3.67)
Total from investment operations	4.72	(9.77)	(3.47)	(3.87)	(2.59)
Distributions from net investment income	(.40)	(.42)	(.73)	(.97)	(.86)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.40)	(2.50)	(6.98)	(4.42)	(.86)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.40	$18.08	$30.35	$40.79	$49.07
Total ReturnC	26.77%	(34.42)%	(8.69)%	(8.63)%	(4.93)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.07%	1.06%	1.04%	1.03%	1.04%
Expenses net of fee waivers, if any	1.07%	1.06%	1.04%	1.03%	1.04%
Expenses net of all reductions	1.06%	1.05%	1.04%	1.01%	1.04%
Net investment income (loss)	2.47%	1.60%	1.86%	2.00%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$3,825	$1,828	$4,531	$5,131	$7,928
Portfolio turnover rateF	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$173,272,430
Gross unrealized depreciation	(11,656,235)
Net unrealized appreciation (depreciation) on securities	$161,616,195
Tax Cost	$476,911,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,709,003
Capital loss carryforward	$(172,266,895)
Net unrealized appreciation (depreciation) on securities and other investments	$161,636,251

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(44,509,664)
Long-term	(127,757,231)
Total capital loss carryforward	$(172,266,895)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$10,264,003	$ 13,610,992
Long-term Capital Gains	–	65,377,076
Total	$10,264,003	$ 78,988,068

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $564,954,966 and $549,686,328, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$39,659	$–
Class T	.25%	.25%	28,255	–
Class B	.75%	.25%	2,961	2,221
Class C	.75%	.25%	53,833	5,002
			$124,708	$7,223

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,559
Class T	4,271
Class B(a)	48
Class C(a)	583
$11,461

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$48,105.30
Class T	19,103.34
Class B	821.28
Class C	16,255.30
Latin America	1,416,462.29
Class I	6,629.22
	$1,507,375

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,154 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,287,286.62%		$882

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,313 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,768, including $303 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,351 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,365.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$264,922	$341,444
Class T	74,433	71,167
Class B	1,059	–
Class C	37,419	18,114
Latin America	9,833,214	12,109,807
Class I	52,956	52,230
Total	$10,264,003	$12,592,762
From net realized gain
Class A	$–	$2,330,553
Class T	–	658,521
Class B	–	144,042
Class C	–	754,025
Latin America	–	62,251,897
Class I	–	256,268
Total	$–	$66,395,306

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	225,272	218,330	$4,334,307	$4,910,163
Reinvestment of distributions	14,810	103,775	256,538	2,587,573
Shares redeemed	(296,685)	(565,352)	(5,448,405)	(12,518,797)
Net increase (decrease)	(56,603)	(243,247)	$(857,560)	$(5,021,061)
Class T
Shares sold	88,506	29,946	$1,738,665	$658,518
Reinvestment of distributions	4,243	28,508	73,689	713,357
Shares redeemed	(56,211)	(88,493)	(1,058,502)	(1,990,592)
Net increase (decrease)	36,538	(30,039)	$753,852	$(618,717)
Class B
Shares sold	1	116	$10	$2,989
Reinvestment of distributions	59	5,261	1,009	133,376
Shares redeemed	(34,427)	(43,584)	(635,494)	(982,322)
Net increase (decrease)	(34,367)	(38,207)	$(634,475)	$(845,957)
Class C
Shares sold	75,193	48,350	$1,418,728	$1,099,271
Reinvestment of distributions	1,720	25,875	30,044	652,617
Shares redeemed	(82,272)	(151,109)	(1,513,384)	(3,411,105)
Net increase (decrease)	(5,359)	(76,884)	$(64,612)	$(1,659,217)
Latin America
Shares sold	5,528,011	2,736,036	$106,883,642	$60,647,605
Reinvestment of distributions	545,601	2,862,287	9,420,593	71,197,829
Shares redeemed	(6,058,036)	(9,758,242)	(111,613,300)	(221,025,945)
Net increase (decrease)	15,576	(4,159,919)	$4,690,935	$(89,180,511)
Class I
Shares sold	136,401	41,136	$2,463,122	$906,993
Reinvestment of distributions	2,787	11,139	48,070	276,862
Shares redeemed	(69,501)	(100,491)	(1,289,380)	(2,361,992)
Net increase (decrease)	69,687	(48,216)	$1,221,812	$(1,178,137)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Latin America Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.38%
Actual		$1,000.00	$1,163.80	$7.51
Hypothetical-C		$1,000.00	$1,018.20	$7.00
Class T	1.66%
Actual		$1,000.00	$1,162.40	$9.02
Hypothetical-C		$1,000.00	$1,016.79	$8.42
Class C	2.13%
Actual		$1,000.00	$1,159.50	$11.56
Hypothetical-C		$1,000.00	$1,014.43	$10.79
Latin America	1.11%
Actual		$1,000.00	$1,165.40	$6.04
Hypothetical-C		$1,000.00	$1,019.56	$5.63
Class I	1.03%
Actual		$1,000.00	$1,166.70	$5.61
Hypothetical-C		$1,000.00	$1,019.96	$5.23

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 67% and 25%; Class T designates 78% and 25%; Class B designates 100% and 25%; Class C designates 100% and 25%; Latin America designates 56% and 25% and Class I designates 52% and 25% of the dividends distributed on December 4, 2015 and December 28, 2015, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Latin America Fund
Class A	12/07/15	$0.3341	$0.0571
Class A	12/29/15	$0.0280	$0.0000
Class T	12/07/15	$0.2881	$0.0571
Class T	12/29/15	$0.0280	$0.0000
Class B	12/07/15	$0.0631	$0.0571
Class B	12/29/15	$0.0280	$0.0000
Class C	12/07/15	$0.1611	$0.0571
Class C	12/29/15	$0.0280	$0.0000
Latin America	12/07/15	$0.4041	$0.0571
Latin America	12/29/15	$0.0280	$0.0000
Class I	12/07/15	$0.4291	$0.0571
Class I	12/29/15	$0.0280	$0.0000

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2015 and December 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Latin America Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class of the fund ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FALAA-ANN-1216
1.917418.106

Fidelity® Emerging Markets Fund Class K Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	8.27%	2.78%	2.55%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund - Class K on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$12,863	Fidelity® Emerging Markets Fund - Class K
$14,551	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes returned slightly more than 8%, lagging the 9.67% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector positioning undercut favorable stock selection, particularly an overweighting in consumer staples and an underweighting in energy. Health care was a mixed bag, with favorable stock picks offset by the negative impact of a large overweighting. Geographically, my picks in Brazil and India hurt relative performance. The fund’s largest relative detractor was Petroleo Brasileiro – also known as Petrobras – Brazil’s large state-owned energy producer. We didn’t own Petrobras and so didn’t participate in this benchmark component’s 161% return. Other detractors included South Korea’s Samsung Electronics, a strong-performing index name we didn’t own for much of the period, and Brazilian bank Banco Bradesco, where our untimely ownership hurt. I sold Banco Bradesco from the fund by period end. Conversely, stock picking in consumer discretionary and financials added value. On a country basis, positioning in China helped. Our top relative contributor was a non-benchmark stake in Brazil-based Smiles, a firm that manages customer loyalty programs. The fund's overweighted holdings in two for-profit education companies, China-based TAL Education Group and Brazil’s Kroton Educacional, also proved timely.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Cayman Islands	13.4%
India	11.5%
United States of America*	10.6%
Brazil	8.9%
Korea (South)	7.8%
South Africa	7.5%
Mexico	7.3%
Taiwan	6.0%
Indonesia	3.6%
Other	23.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
India	13.5%
United States of America*	11.6%
Cayman Islands	9.4%
Mexico	8.5%
Brazil	8.3%
South Africa	6.8%
Korea (South)	5.5%
Taiwan	5.2%
Philippines	3.9%
Other	27.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	98.7
Short-Term Investments and Net Other Assets (Liabilities)	0.8	1.3

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	4.2	3.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.2	3.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.4	0.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.2	1.6
Naspers Ltd. Class N (South Africa, Media)	2.4	2.0
Baidu.com, Inc. sponsored ADR (Cayman Islands, Internet Software & Services)	1.7	1.3
Itau Unibanco Holding SA (Brazil, Banks)	1.5	1.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.2
Ambev SA sponsored ADR (Brazil, Beverages)	1.2	1.2
NAVER Corp. (Korea (South), Internet Software & Services)	1.1	1.0
	24.2

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.2	21.7
Financials	16.8	18.4
Consumer Staples	16.0	13.8
Consumer Discretionary	13.5	14.2
Industrials	8.2	9.8
Health Care	7.6	8.3
Materials	4.6	5.8
Utilities	2.7	3.3
Real Estate	1.7	0.0
Energy	1.4	2.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
Argentina - 1.1%
Banco Macro SA sponsored ADR	281,800	$21,481,614
Grupo Financiero Galicia SA sponsored ADR (a)	624,700	19,453,158

TOTAL ARGENTINA		40,934,772

Australia - 0.9%
Amcor Ltd.	1,462,104	16,349,671
Sydney Airport unit	3,796,776	18,080,179

TOTAL AUSTRALIA		34,429,850

Belgium - 0.5%
Anheuser-Busch InBev SA NV	147,100	16,882,632
Bermuda - 2.8%
Axalta Coating Systems (b)	642,200	16,132,064
Cheung Kong Infrastructure Holdings Ltd.	2,116,000	17,338,783
China Gas Holdings Ltd.	12,302,000	18,749,107
China Resource Gas Group Ltd.	6,441,000	20,222,724
Credicorp Ltd. (United States)	194,732	28,952,754

TOTAL BERMUDA		101,395,432

Brazil - 5.4%
BB Seguridade Participacoes SA	2,441,820	24,586,496
CCR SA	3,763,400	20,455,824
Cielo SA	2,698,754	27,393,368
Kroton Educacional SA	4,983,260	24,822,630
Odontoprev SA	4,079,694	15,337,195
Qualicorp SA	3,044,100	19,588,288
Smiles SA	1,032,200	18,839,590
Ultrapar Participacoes SA	1,185,600	26,865,429
Weg SA	4,003,990	22,077,138

TOTAL BRAZIL		199,965,958

Cayman Islands - 13.4%
Alibaba Group Holding Ltd. sponsored ADR (b)	1,161,900	118,153,611
Baidu.com, Inc. sponsored ADR (b)	355,400	62,856,044
Ctrip.com International Ltd. ADR (b)	720,100	31,792,415
NetEase, Inc. ADR	136,500	35,079,135
New Oriental Education & Technology Group, Inc. sponsored ADR	483,300	24,227,829
Shenzhou International Group Holdings Ltd.	3,402,000	22,568,728
Sino Biopharmaceutical Ltd.	32,397,000	22,682,558
TAL Education Group ADR (a)(b)	250,400	20,392,576
Tencent Holdings Ltd.	5,811,800	154,026,280

TOTAL CAYMAN ISLANDS		491,779,176

China - 1.9%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	6,457,008	17,143,595
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	2,853,125	19,428,435
Kweichow Moutai Co. Ltd. (A Shares)	368,892	17,310,017
Shanghai International Airport Co. Ltd. (A Shares)	4,278,600	17,118,694

TOTAL CHINA		71,000,741

France - 0.4%
Dassault Systemes SA	207,462	16,429,265
Germany - 0.5%
Wirecard AG (a)	368,663	17,489,102
Hong Kong - 2.3%
AIA Group Ltd.	3,042,200	19,201,177
CSPC Pharmaceutical Group Ltd.	22,438,000	23,260,958
Guangdong Investment Ltd.	14,667,000	22,164,416
Techtronic Industries Co. Ltd.	4,964,500	18,691,569

TOTAL HONG KONG		83,318,120

India - 10.7%
Amara Raja Batteries Ltd.	1,242,781	18,860,968
Asian Paints Ltd.	1,259,949	20,208,535
Colgate-Palmolive Ltd.	1,172,862	17,110,606
Divi's Laboratories Ltd.	988,451	18,965,743
Eicher Motors Ltd.	55,469	19,973,861
GlaxoSmithKline Consumer Healthcare Ltd.	191,006	17,406,756
Godrej Consumer Products Ltd.	882,934	21,298,546
HDFC Bank Ltd.	845,121	18,885,099
Hindustan Unilever Ltd.	1,701,741	21,340,181
Housing Development Finance Corp. Ltd.	2,273,814	47,439,406
IndusInd Bank Ltd.	997,879	17,948,387
ITC Ltd.	7,753,207	28,255,632
LIC Housing Finance Ltd.	2,368,838	20,694,566
Power Grid Corp. of India Ltd.	6,881,239	18,145,593
Sun Pharmaceutical Industries Ltd.	2,246,132	25,032,056
Tata Consultancy Services Ltd.	834,250	29,999,280
Titan Co. Ltd.	1,980,527	11,090,936
Zee Entertainment Enterprises Ltd.	2,490,320	19,426,269

TOTAL INDIA		392,082,420

Indonesia - 3.6%
PT ACE Hardware Indonesia Tbk	224,374,400	14,702,645
PT Bank Central Asia Tbk	26,238,400	31,219,433
PT Bank Rakyat Indonesia Tbk	31,293,900	29,260,084
PT Kalbe Farma Tbk	149,536,200	19,941,216
PT Matahari Department Store Tbk	14,915,400	20,604,697
PT Surya Citra Media Tbk	88,330,500	17,939,594

TOTAL INDONESIA		133,667,669

Israel - 0.5%
Frutarom Industries Ltd.	365,900	19,361,807
Kenya - 0.5%
Safaricom Ltd.	94,198,200	18,394,828
Korea (South) - 7.8%
AMOREPACIFIC Corp.	90,977	28,555,716
AMOREPACIFIC Group, Inc.	173,287	22,423,050
Coway Co. Ltd.	291,671	22,849,056
KT&G Corp.	264,182	26,100,490
LG Household & Health Care Ltd.	32,766	23,491,150
NAVER Corp.	51,638	38,691,648
Samsung Electronics Co. Ltd.	85,821	122,981,424

TOTAL KOREA (SOUTH)		285,092,534

Luxembourg - 0.5%
Eurofins Scientific SA	40,160	18,247,046
Mexico - 7.3%
Banregio Grupo Financiero S.A.B. de CV	2,857,515	18,722,536
Embotelladoras Arca S.A.B. de CV	2,879,500	17,918,988
Fomento Economico Mexicano S.A.B. de CV unit	3,601,567	34,546,537
Gruma S.A.B. de CV Series B	1,582,255	21,953,673
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	2,162,557	20,902,468
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	1,354,740	21,547,827
Grupo Aeroportuario Norte S.A.B. de CV	2,921,600	16,998,484
Grupo Financiero Banorte S.A.B. de CV Series O	5,048,400	29,730,565
Kimberly-Clark de Mexico SA de CV Series A	9,160,200	19,753,968
Megacable Holdings S.A.B. de CV unit	4,779,152	17,375,976
Promotora y Operadora de Infraestructura S.A.B. de CV	1,723,775	19,270,602
Wal-Mart de Mexico SA de CV Series V	13,139,600	27,800,254

TOTAL MEXICO		266,521,878

Netherlands - 0.5%
Yandex NV Series A (b)	851,600	16,768,004
Philippines - 2.7%
Ayala Corp.	1,140,930	19,671,410
Ayala Land, Inc.	28,335,400	21,209,351
D&L Industries, Inc.	76,809,200	17,414,283
SM Investments Corp.	1,422,733	19,741,616
SM Prime Holdings, Inc.	36,034,800	20,015,406

TOTAL PHILIPPINES		98,052,066

Russia - 2.4%
Magnit OJSC	163,269	27,374,058
NOVATEK OAO GDR (Reg. S)	233,000	24,907,700
Sberbank of Russia (b)	16,184,100	37,670,906

TOTAL RUSSIA		89,952,664

South Africa - 7.5%
Aspen Pharmacare Holdings Ltd.	1,104,790	24,066,745
Bidcorp Ltd.	1,277,498	22,525,273
Capitec Bank Holdings Ltd.	433,511	22,023,179
Discovery Ltd.	2,570,785	21,969,523
FirstRand Ltd.	8,267,900	29,628,622
Mondi Ltd.	944,966	18,466,565
Naspers Ltd. Class N	515,712	86,434,230
Sanlam Ltd.	5,160,800	25,016,030
Shoprite Holdings Ltd.	1,598,400	23,589,995

TOTAL SOUTH AFRICA		273,720,162

Spain - 0.5%
Amadeus IT Holding SA Class A	400,400	18,900,181
Sweden - 0.5%
ASSA ABLOY AB (B Shares)	1,003,800	18,242,515
Switzerland - 1.0%
Nestle SA (Reg. S)	246,798	17,896,288
Sika AG	3,880	18,648,153

TOTAL SWITZERLAND		36,544,441

Taiwan - 6.0%
Advantech Co. Ltd.	2,226,000	18,144,917
ECLAT Textile Co. Ltd.	1,710,288	19,474,234
Largan Precision Co. Ltd.	244,000	28,905,276
Taiwan Semiconductor Manufacturing Co. Ltd.	25,462,000	152,947,098

TOTAL TAIWAN		219,471,525

Thailand - 2.0%
Airports of Thailand PCL (For. Reg.)	1,986,900	21,605,677
Bangkok Dusit Medical Services PCL (For. Reg.)	26,542,400	17,271,972
Minor International PCL (For. Reg.)	17,047,800	18,732,509
Thai Beverage PCL	22,505,100	15,610,006

TOTAL THAILAND		73,220,164

United Arab Emirates - 0.4%
DP World Ltd.	897,806	16,115,618
United Kingdom - 1.5%
British American Tobacco PLC (United Kingdom)	333,300	19,102,406
Imperial Tobacco Group PLC	368,332	17,832,912
NMC Health PLC	1,069,600	19,127,272

TOTAL UNITED KINGDOM		56,062,590

United States of America - 9.8%
A.O. Smith Corp.	375,400	16,956,818
Alphabet, Inc. Class C (b)	22,145	17,373,638
Amazon.com, Inc. (b)	21,180	16,728,388
American Tower Corp.	144,700	16,957,393
Amphenol Corp. Class A	285,300	18,809,829
China Biologic Products, Inc. (b)	162,678	19,213,899
Ecolab, Inc.	134,800	15,390,116
Facebook, Inc. Class A (b)	126,100	16,517,839
Gartner, Inc. (b)	175,100	15,065,604
International Flavors & Fragrances, Inc.	131,210	17,159,644
MasterCard, Inc. Class A	186,500	19,959,230
Mettler-Toledo International, Inc. (b)	42,880	17,326,950
Moody's Corp.	159,700	16,053,044
MSCI, Inc.	233,700	18,740,403
NIKE, Inc. Class B	321,000	16,107,780
Philip Morris International, Inc.	185,900	17,928,196
PPG Industries, Inc.	177,856	16,563,729
S&P Global, Inc.	141,600	17,253,960
TransDigm Group, Inc.	59,200	16,129,632
Visa, Inc. Class A	212,800	17,558,128
Yum! Brands, Inc.	203,100	17,523,468

TOTAL UNITED STATES OF AMERICA		361,317,688

TOTAL COMMON STOCKS
(Cost $2,856,971,806)		3,485,360,848

Preferred Stocks - 4.3%
Convertible Preferred Stocks - 0.8%
India - 0.8%
PC Jeweller Ltd. 13.00% (c)	169,426,966	30,541,656
Nonconvertible Preferred Stocks - 3.5%
Brazil - 3.5%
Ambev SA sponsored ADR	7,111,480	41,957,732
Itau Unibanco Holding SA	4,625,910	55,650,045
Itausa-Investimentos Itau SA (PN)	9,957,600	29,448,541
		127,056,318
TOTAL PREFERRED STOCKS
(Cost $135,138,743)		157,597,974

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.41% (d)	24,706,161	24,713,573
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	30,708,140	30,714,281
TOTAL MONEY MARKET FUNDS
(Cost $55,425,129)		55,427,854
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $3,047,535,678)		3,698,386,676
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(25,154,365)
NET ASSETS - 100%		$3,673,232,311

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,541,656 or 0.8% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$25,285,041

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$164,766
Fidelity Securities Lending Cash Central Fund	1,144,943
Total	$1,309,709

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$490,866,775	$460,325,119	$30,541,656	$--
Consumer Staples	583,108,657	546,109,963	36,998,694	--
Energy	51,773,129	51,773,129	--	--
Financials	620,700,938	564,144,933	56,556,005	--
Health Care	279,490,333	279,490,333	--	--
Industrials	304,077,921	285,835,406	18,242,515	--
Information Technology	964,048,901	657,075,523	306,973,378	--
Materials	175,694,567	175,694,567	--	--
Real Estate	58,182,150	58,182,150	--	--
Telecommunication Services	18,394,828	18,394,828	--	--
Utilities	96,620,623	96,620,623	--	--
Money Market Funds	55,427,854	55,427,854	--	--
Total Investments in Securities:	$3,698,386,676	$3,249,074,428	$449,312,248	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$666,460,877

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $29,603,506) — See accompanying schedule: Unaffiliated issuers (cost $2,992,110,549)	$3,642,958,822
Fidelity Central Funds (cost $55,425,129)	55,427,854
Total Investments (cost $3,047,535,678)		$3,698,386,676
Foreign currency held at value (cost $1,485)		1,510
Receivable for investments sold		34,882,383
Receivable for fund shares sold		2,810,835
Dividends receivable		3,922,032
Distributions receivable from Fidelity Central Funds		22,585
Prepaid expenses		9,373
Other receivables		1,673,132
Total assets		3,741,708,526
Liabilities
Payable for investments purchased	$31,581,198
Payable for fund shares redeemed	2,892,668
Accrued management fee	2,158,724
Other affiliated payables	662,788
Other payables and accrued expenses	470,026
Collateral on securities loaned, at value	30,710,811
Total liabilities		68,476,215
Net Assets		$3,673,232,311
Net Assets consist of:
Paid in capital		$3,493,934,336
Undistributed net investment income		17,935,313
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(488,808,056)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		650,170,718
Net Assets		$3,673,232,311
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,014,956,611 ÷ 124,350,769 shares)		$24.25
Class K:
Net Asset Value, offering price and redemption price per share ($658,275,700 ÷ 27,112,609 shares)		$24.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$58,880,371
Interest		1,142
Income from Fidelity Central Funds		1,309,709
Income before foreign taxes withheld		60,191,222
Less foreign taxes withheld		(5,368,976)
Total income		54,822,246
Expenses
Management fee	$23,732,309
Transfer agent fees	6,364,500
Accounting and security lending fees	1,447,441
Custodian fees and expenses	1,446,567
Independent trustees' fees and expenses	14,556
Registration fees	127,913
Audit	122,674
Legal	10,323
Interest	7,392
Miscellaneous	27,525
Total expenses before reductions	33,301,200
Expense reductions	(161,739)	33,139,461
Net investment income (loss)		21,682,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(227,255,582)
Fidelity Central Funds	6,658
Foreign currency transactions	(567,012)
Total net realized gain (loss)		(227,815,936)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $363,195)	470,386,999
Assets and liabilities in foreign currencies	(17,830)
Total change in net unrealized appreciation (depreciation)		470,369,169
Net gain (loss)		242,553,233
Net increase (decrease) in net assets resulting from operations		$264,236,018

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,682,785	$26,242,657
Net realized gain (loss)	(227,815,936)	(231,739,571)
Change in net unrealized appreciation (depreciation)	470,369,169	(191,944,680)
Net increase (decrease) in net assets resulting from operations	264,236,018	(397,441,594)
Distributions to shareholders from net investment income	(17,361,594)	(18,114,621)
Distributions to shareholders from net realized gain	–	(2,942,055)
Total distributions	(17,361,594)	(21,056,676)
Share transactions - net increase (decrease)	131,573,266	716,596,433
Redemption fees	1,810,193	519,430
Total increase (decrease) in net assets	380,257,883	298,617,593
Net Assets
Beginning of period	3,292,974,428	2,994,356,835
End of period	$3,673,232,311	$3,292,974,428
Other Information
Undistributed net investment income end of period	$17,935,313	$15,496,040

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.55	$25.44	$24.43	$22.15	$22.23
Income from Investment Operations
Net investment income (loss)A	.14	.19	.17	.20	.33
Net realized and unrealized gain (loss)	1.66	(2.91)	.86	2.38	(.11)
Total from investment operations	1.80	(2.72)	1.03	2.58	.22
Distributions from net investment income	(.11)	(.14)	(.02)	(.30)	(.30)
Distributions from net realized gain	–	(.03)	–	–	–
Total distributions	(.11)	(.17)	(.02)	(.30)	(.30)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$24.25	$22.55	$25.44	$24.43	$22.15
Total ReturnC	8.07%	(10.76)%	4.22%	11.78%	1.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.05%	1.07%	1.08%	1.09%
Expenses net of fee waivers, if any	1.01%	1.05%	1.07%	1.08%	1.09%
Expenses net of all reductions	1.00%	1.03%	1.07%	1.03%	1.03%
Net investment income (loss)	.61%	.78%	.71%	.85%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$3,014,957	$2,738,934	$2,370,927	$2,241,338	$2,203,756
Portfolio turnover rateF	79%	107%	94%	119%	176%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.58	$25.48	$24.42	$22.15	$22.23
Income from Investment Operations
Net investment income (loss)A	.18	.24	.23	.25	.37
Net realized and unrealized gain (loss)	1.66	(2.92)	.86	2.38	(.10)
Total from investment operations	1.84	(2.68)	1.09	2.63	.27
Distributions from net investment income	(.15)	(.20)	(.03)	(.36)	(.35)
Distributions from net realized gain	–	(.03)	–	–	–
Total distributions	(.15)	(.22)B	(.03)	(.36)	(.35)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$24.28	$22.58	$25.48	$24.42	$22.15
Total ReturnD	8.27%	(10.60)%	4.47%	12.01%	1.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.85%	.86%	.87%	.87%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.87%	.87%
Expenses net of all reductions	.83%	.83%	.85%	.82%	.81%
Net investment income (loss)	.78%	.98%	.92%	1.07%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$658,276	$554,041	$623,430	$547,369	$607,919
Portfolio turnover rateG	79%	107%	94%	119%	176%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$704,504,212
Gross unrealized depreciation	(72,114,399)
Net unrealized appreciation (depreciation) on securities	$632,389,813
Tax Cost	$3,065,996,863

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,893,472
Capital loss carryforward	$(470,346,872)
Net unrealized appreciation (depreciation) on securities and other investments	$631,751,890

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(24,838,920)
No expiration
Short-term	(360,338,760)
Long-term	(85,169,192)
Total no expiration	(445,507,952)
Total capital loss carryforward	$(470,346,872)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$17,361,593	$ 21,056,676

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,816,722,956 and $2,675,719,953, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$6,093,454.22
Class K	271,046.05
	$6,364,500

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,120 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$45,190,667.65%		$7,392

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,668 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $193,421. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,144,943, including $5,055 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $136,860 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,342.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,537.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Emerging Markets	$13,660,209	$13,346,829
Class K	3,701,385	4,767,792
Total	$17,361,594	$18,114,621
From net realized gain
Emerging Markets	$–	$2,332,143
Class K	–	609,912
Total	$–	$2,942,055

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Emerging Markets
Shares sold	40,381,882	55,410,811	$879,217,354	$1,332,719,199
Reinvestment of distributions	572,542	546,115	12,670,348	13,577,228
Shares redeemed	(38,074,038)	(27,685,404)	(819,023,837)	(631,200,476)
Net increase (decrease)	2,880,386	28,271,522	$72,863,865	$715,095,951
Class K
Shares sold	8,389,679	8,915,876	$189,089,919	$215,741,410
Reinvestment of distributions	167,256	216,324	3,701,385	5,377,704
Shares redeemed	(5,977,816)	(9,064,709)	(134,081,903)	(219,618,632)
Net increase (decrease)	2,579,119	67,491	$58,709,401	$1,500,482

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Emerging Markets Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Emerging Markets Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Emerging Markets	.99%
Actual		$1,000.00	$1,078.30	$5.17
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class K	.84%
Actual		$1,000.00	$1,079.10	$4.39
Hypothetical-C		$1,000.00	$1,020.91	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Fund
Emerging Markets	12/12/16	12/09/16	$0.140	$0.000
Class K	12/12/16	12/09/16	$0.178	$0.000

Emerging Markets designates 9% and Class K designates 7% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K and Emerging Markets designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Fund
Emerging Markets	12/07/15	$0.1491	$0.0391
Class K	12/07/15	$0.1911	$0.0391

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

EMF-K-ANN-1216
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Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund

Fidelity® China Region Fund

Fidelity® Emerging Asia Fund

Fidelity® Emerging Markets Fund

Fidelity® Europe Fund

Fidelity® Japan Fund

Fidelity® Japan Smaller Companies Fund

Fidelity® Latin America Fund

Fidelity® Nordic Fund

Fidelity® Pacific Basin Fund

Annual Report

October 31, 2016

Contents

Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	7.79%	2.23%	2.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$13,340	Fidelity® Canada Fund
$13,408	S&P/TSX Composite Index

Fidelity® Canada Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Risteard Hogan:  For the one-year period ending October 31, 2016, the fund’s share classes (excluding sales charges, if applicable) posted strong gains, but lagged the 10.03% result of the fund’s benchmark S&P/TSX Composite Index by about 2 to 3 percentage points. The period was marked by persistent volatility, driven by the bottoming-out of the commodities market and the subsequent rebound, which lifted stocks of many Canadian companies with exposure to materials and oil. Stock selection drove the underperformance relative to the S&P/TSX index overall, most notably in the materials sector. The fund’s biggest individual detractor was an average underweighting in miner Barrick Gold. I did not own this stock early in the period, and the fund missed out on its rally when commodities began to rise in late January. Our modestly overweighted stake in miner Detour Gold also hurt our relative results. The stock suffered after heavy rains flooded Detour’s gold mine, causing a shortfall in production. Conversely, stock selection in consumer discretionary proved beneficial, led by the fund’s position in home improvement retailer Rona. In February, U.S.-based competitor Lowe’s made a $2 billion acquisition bid for Rona, and its stock price doubled. I subsequently sold the position to take profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Canada Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Canada	93.2%
United States of America*	3.8%
Bailiwick of Jersey	0.9%
United Kingdom	0.8%
France	0.5%
Ireland	0.4%
Israel	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Canada	94.1%
United States of America*	3.0%
United Kingdom	0.9%
Bailiwick of Jersey	0.8%
France	0.4%
Israel	0.3%
Ireland	0.3%
Netherlands	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.0	98.0
Short-Term Investments and Net Other Assets (Liabilities)	3.0	2.0

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Banks)	9.3	10.0
The Toronto-Dominion Bank (Banks)	8.7	9.2
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.4	5.1
Canadian National Railway Co. (Road & Rail)	5.4	5.5
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4.1	3.4
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.7	3.3
Sun Life Financial, Inc. (Insurance)	3.6	2.9
TELUS Corp. (Diversified Telecommunication Services)	2.9	3.0
Bank of Nova Scotia (Banks)	2.9	2.3
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	2.4	1.8
	48.4

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.1	33.3
Energy	21.8	20.9
Materials	13.7	13.8
Consumer Staples	7.4	8.3
Industrials	7.4	7.2
Telecommunication Services	6.6	6.5
Information Technology	4.6	3.8
Consumer Discretionary	2.5	3.1
Real Estate	0.8	0.0
Utilities	0.7	0.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2016, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Canada Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	57,500	$2,360,788
Media - 1.8%
Cogeco Communications, Inc.	189,000	8,815,209
Corus Entertainment, Inc. Class B (non-vtg.)	588,000	4,852,874
Quebecor, Inc. Class B (sub. vtg.)	378,200	10,613,172
		24,281,255
Specialty Retail - 0.6%
AutoCanada, Inc.	255,900	4,206,811
Sleep Country Canada Holdings, Inc.	177,300	3,768,600
		7,975,411

TOTAL CONSUMER DISCRETIONARY		34,617,454

CONSUMER STAPLES - 7.4%
Beverages - 0.4%
Molson Coors Brewing Co. Class B	50,300	5,221,643
Food & Staples Retailing - 6.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	640,800	32,190,490
Empire Co. Ltd. Class A (non-vtg.)	228,300	3,288,419
George Weston Ltd.	296,400	24,153,075
Jean Coutu Group, Inc. Class A (sub. vtg.)	395,700	5,959,248
Metro, Inc. Class A (sub. vtg.)	387,395	11,974,500
North West Co., Inc.	350,200	6,683,904
		84,249,636
Food Products - 0.2%
AGT Food & Ingredients, Inc.	103,100	2,931,659
Tobacco - 0.5%
Imperial Tobacco Group PLC	152,745	7,395,198

TOTAL CONSUMER STAPLES		99,798,136

ENERGY - 21.8%
Energy Equipment & Services - 1.1%
Canadian Energy Services & Technology Corp.	1,773,500	6,994,569
Pason Systems, Inc.	374,300	4,255,629
ZCL Composites, Inc.	455,600	3,970,748
		15,220,946
Oil, Gas & Consumable Fuels - 20.7%
ARC Resources Ltd. (a)	826,300	14,027,325
Canadian Natural Resources Ltd.	842,998	26,754,958
Cenovus Energy, Inc.	1,629,000	23,500,447
Enbridge, Inc.	1,268,800	54,789,306
Imperial Oil Ltd.	560,400	18,174,458
Keyera Corp.	207,404	6,225,367
NuVista Energy Ltd. (b)	831,200	4,226,336
Painted Pony Petroleum Ltd. (b)	740,200	4,536,229
Parkland Fuel Corp.	372,600	8,703,167
Peyto Exploration & Development Corp.	445,000	11,432,715
PrairieSky Royalty Ltd. (a)	609,118	13,246,829
Raging River Exploration, Inc. (b)	865,700	6,938,250
Spartan Energy Corp. (b)	2,184,800	5,082,067
Suncor Energy, Inc.	2,425,100	72,772,888
Whitecap Resources, Inc.	982,700	7,853,980
		278,264,322

TOTAL ENERGY		293,485,268

FINANCIALS - 31.1%
Banks - 20.9%
Bank of Nova Scotia	741,000	39,820,532
Royal Bank of Canada	2,002,700	125,122,089
The Toronto-Dominion Bank	2,571,100	116,660,811
		281,603,432
Capital Markets - 1.5%
Amundi SA	125,500	6,150,636
Brookfield Asset Management, Inc. Class A	210,400	7,367,843
TMX Group Ltd.	152,700	7,045,853
		20,564,332
Diversified Financial Services - 0.5%
Element Financial Corp.	778,800	7,588,844
Insurance - 8.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	28,800	14,749,989
Intact Financial Corp.	317,325	21,571,381
Power Corp. of Canada (sub. vtg.)	1,190,900	25,544,019
Sun Life Financial, Inc.	1,442,700	48,283,608
		110,148,997

TOTAL FINANCIALS		419,905,605

HEALTH CARE - 0.4%
Pharmaceuticals - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	119,500	5,107,430
INDUSTRIALS - 7.4%
Airlines - 0.5%
WestJet Airlines Ltd.	400,400	6,552,434
Professional Services - 0.6%
Stantec, Inc.	347,600	7,733,083
Road & Rail - 5.9%
Canadian National Railway Co.	1,148,400	72,193,460
TransForce, Inc.	307,400	6,973,967
		79,167,427
Trading Companies & Distributors - 0.4%
Toromont Industries Ltd.	205,000	6,021,770

TOTAL INDUSTRIALS		99,474,714

INFORMATION TECHNOLOGY - 4.6%
IT Services - 1.6%
CGI Group, Inc. Class A (sub. vtg.) (b)	465,800	22,124,892
Semiconductors & Semiconductor Equipment - 0.3%
Dialog Semiconductor PLC (b)	89,400	3,508,464
Software - 2.7%
Constellation Software, Inc.	41,000	19,207,001
Open Text Corp.	271,814	16,876,664
		36,083,665

TOTAL INFORMATION TECHNOLOGY		61,717,021

MATERIALS - 13.7%
Chemicals - 2.4%
Agrium, Inc.	290,300	26,649,250
Monsanto Co.	55,600	5,602,812
		32,252,062
Construction Materials - 0.4%
CRH PLC	174,300	5,658,486
Containers & Packaging - 0.9%
CCL Industries, Inc. Class B	68,500	12,182,204
Metals & Mining - 9.4%
Agnico Eagle Mines Ltd. (Canada)	439,700	22,330,846
Barrick Gold Corp.	364,200	6,408,052
Detour Gold Corp. (b)	548,000	10,446,850
Franco-Nevada Corp.	299,000	19,569,977
Labrador Iron Ore Royalty Corp. (a)	569,900	6,241,580
Lundin Mining Corp. (b)	2,315,100	9,061,563
Randgold Resources Ltd.	139,064	12,349,798
Silver Wheaton Corp.	730,200	17,594,918
Tahoe Resources, Inc.	825,200	9,892,803
Teck Resources Ltd. Class B (sub. vtg.)	311,800	6,732,072
Torex Gold Resources, Inc. (b)	321,470	5,979,778
		126,608,237
Paper & Forest Products - 0.6%
Western Forest Products, Inc.	5,001,100	7,606,236

TOTAL MATERIALS		184,307,225

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Allied Properties (REIT)	396,700	10,665,028
TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 2.9%
TELUS Corp.	1,233,900	39,952,492
Wireless Telecommunication Services - 3.7%
Rogers Communications, Inc. Class B (non-vtg.)	1,237,000	49,764,050

TOTAL TELECOMMUNICATION SERVICES		89,716,542

UTILITIES - 0.7%
Electric Utilities - 0.7%
Hydro One Ltd.	502,700	9,171,005
TOTAL COMMON STOCKS
(Cost $1,060,078,806)		1,307,965,428

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 0.41% (c)	36,919,274	36,930,350
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	16,423,546	16,426,831
TOTAL MONEY MARKET FUNDS
(Cost $53,348,323)		53,357,181
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $1,113,427,129)		1,361,322,609
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(13,283,481)
NET ASSETS - 100%		$1,348,039,128

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$113,081
Fidelity Securities Lending Cash Central Fund	1,440,259
Total	$1,553,340

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$34,617,454	$34,617,454	$--	$--
Consumer Staples	99,798,136	99,798,136	--	--
Energy	293,485,268	293,485,268	--	--
Financials	419,905,605	419,905,605	--	--
Health Care	5,107,430	5,107,430	--	--
Industrials	99,474,714	99,474,714	--	--
Information Technology	61,717,021	61,717,021	--	--
Materials	184,307,225	166,298,941	18,008,284	--
Real Estate	10,665,028	10,665,028	--	--
Telecommunication Services	89,716,542	89,716,542	--	--
Utilities	9,171,005	9,171,005	--	--
Money Market Funds	53,357,181	53,357,181	--	--
Total Investments in Securities:	$1,361,322,609	$1,343,314,325	$18,008,284	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $15,496,692) — See accompanying schedule: Unaffiliated issuers (cost $1,060,078,806)	$1,307,965,428
Fidelity Central Funds (cost $53,348,323)	53,357,181
Total Investments (cost $1,113,427,129)		$1,361,322,609
Foreign currency held at value (cost $322,027)		322,012
Receivable for investments sold		5,446,147
Receivable for fund shares sold		517,222
Dividends receivable		2,275,466
Distributions receivable from Fidelity Central Funds		194,865
Prepaid expenses		3,620
Other receivables		22,731
Total assets		1,370,104,672
Liabilities
Payable for investments purchased	$1,904,493
Payable for fund shares redeemed	2,403,488
Accrued management fee	933,753
Distribution and service plan fees payable	29,658
Other affiliated payables	301,766
Other payables and accrued expenses	66,456
Collateral on securities loaned, at value	16,425,930
Total liabilities		22,065,544
Net Assets		$1,348,039,128
Net Assets consist of:
Paid in capital		$1,132,107,522
Undistributed net investment income		13,430,443
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,390,587)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		247,891,750
Net Assets		$1,348,039,128
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($44,143,668 ÷ 917,909 shares)		$48.09
Maximum offering price per share (100/94.25 of $48.09)		$51.02
Class T:
Net Asset Value and redemption price per share ($11,139,837 ÷ 232,955 shares)		$47.82
Maximum offering price per share (100/96.50 of $47.82)		$49.55
Class C:
Net Asset Value and offering price per share ($18,488,751 ÷ 394,450 shares)(a)		$46.87
Canada:
Net Asset Value, offering price and redemption price per share ($1,233,050,086 ÷ 25,500,126 shares)		$48.35
Class I:
Net Asset Value, offering price and redemption price per share ($41,216,786 ÷ 853,627 shares)		$48.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$36,030,694
Income from Fidelity Central Funds		1,553,340
Income before foreign taxes withheld		37,584,034
Less foreign taxes withheld		(5,201,439)
Total income		32,382,595
Expenses
Management fee
Basic fee	$8,884,225
Performance adjustment	2,391,451
Transfer agent fees	2,923,404
Distribution and service plan fees	374,493
Accounting and security lending fees	586,540
Custodian fees and expenses	24,761
Independent trustees' fees and expenses	5,552
Registration fees	82,165
Audit	77,777
Legal	6,773
Miscellaneous	12,106
Total expenses before reductions	15,369,247
Expense reductions	(62,846)	15,306,401
Net investment income (loss)		17,076,194
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(33,075,291)
Fidelity Central Funds	1,430
Other affiliated issuers	813,420
Foreign currency transactions	(327,888)
Total net realized gain (loss)		(32,588,329)
Change in net unrealized appreciation (depreciation) on: Investment securities	98,517,932
Assets and liabilities in foreign currencies	12,526
Total change in net unrealized appreciation (depreciation)		98,530,458
Net gain (loss)		65,942,129
Net increase (decrease) in net assets resulting from operations		$83,018,323

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,076,194	$20,629,341
Net realized gain (loss)	(32,588,329)	(6,996,196)
Change in net unrealized appreciation (depreciation)	98,530,458	(283,157,405)
Net increase (decrease) in net assets resulting from operations	83,018,323	(269,524,260)
Distributions to shareholders from net investment income	(17,462,078)	(24,029,674)
Distributions to shareholders from net realized gain	(1,771,774)	(262,730,704)
Total distributions	(19,233,852)	(286,760,378)
Share transactions - net increase (decrease)	(105,554,211)	(304,156,881)
Redemption fees	81,286	128,345
Total increase (decrease) in net assets	(41,688,454)	(860,313,174)
Net Assets
Beginning of period	1,389,727,582	2,250,040,756
End of period	$1,348,039,128	$1,389,727,582
Other Information
Undistributed net investment income end of period	$13,430,443	$14,473,984

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$45.25	$60.56	$57.31	$53.65	$52.20
Income from Investment Operations
Net investment income (loss)A	.48	.45	.47	.60	.57
Net realized and unrealized gain (loss)	2.84	(8.04)	3.13	3.63	1.50
Total from investment operations	3.32	(7.59)	3.60	4.23	2.07
Distributions from net investment income	(.42)	(.50)	(.03)	(.57)	(.33)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.48)	(7.72)	(.35)	(.57)	(.62)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.09	$45.25	$60.56	$57.31	$53.65
Total ReturnC,D	7.45%	(14.32)%	6.32%	7.98%	4.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.48%	1.43%	1.29%	1.19%	1.08%
Expenses net of fee waivers, if any	1.48%	1.43%	1.29%	1.19%	1.08%
Expenses net of all reductions	1.48%	1.43%	1.29%	1.18%	1.08%
Net investment income (loss)	1.06%	.90%	.79%	1.11%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$44,144	$58,286	$95,004	$116,661	$159,597
Portfolio turnover rateG	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.99	$60.22	$57.14	$53.48	$52.01
Income from Investment Operations
Net investment income (loss)A	.35	.29	.29	.45	.43
Net realized and unrealized gain (loss)	2.83	(8.00)	3.11	3.63	1.49
Total from investment operations	3.18	(7.71)	3.40	4.08	1.92
Distributions from net investment income	(.29)	(.30)	–	(.42)	(.16)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.35)	(7.52)	(.32)	(.42)	(.45)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$47.82	$44.99	$60.22	$57.14	$53.48
Total ReturnC,D	7.14%	(14.58)%	5.99%	7.69%	3.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.75%	1.59%	1.47%	1.36%
Expenses net of fee waivers, if any	1.77%	1.75%	1.59%	1.47%	1.36%
Expenses net of all reductions	1.77%	1.75%	1.59%	1.46%	1.36%
Net investment income (loss)	.78%	.58%	.48%	.83%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$11,140	$12,820	$21,989	$23,751	$29,626
Portfolio turnover rateG	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.02	$59.04	$56.27	$52.61	$51.19
Income from Investment Operations
Net investment income (loss)A	.15	.07	.02	.20	.19
Net realized and unrealized gain (loss)	2.78	(7.85)	3.07	3.58	1.46
Total from investment operations	2.93	(7.78)	3.09	3.78	1.65
Distributions from net investment income	(.02)	(.02)	–	(.12)	–
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.23)
Total distributions	(.08)	(7.24)	(.32)	(.12)	(.23)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$46.87	$44.02	$59.04	$56.27	$52.61
Total ReturnC,D	6.67%	(14.96)%	5.53%	7.21%	3.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.21%	2.19%	2.03%	1.93%	1.82%
Expenses net of fee waivers, if any	2.21%	2.19%	2.03%	1.92%	1.82%
Expenses net of all reductions	2.21%	2.18%	2.03%	1.92%	1.82%
Net investment income (loss)	.33%	.14%	.04%	.37%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$18,489	$21,610	$38,749	$46,040	$66,500
Portfolio turnover rateG	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$45.55	$60.95	$57.72	$54.05	$52.59
Income from Investment Operations
Net investment income (loss)A	.62	.60	.66	.77	.73
Net realized and unrealized gain (loss)	2.85	(8.09)	3.13	3.66	1.51
Total from investment operations	3.47	(7.49)	3.79	4.43	2.24
Distributions from net investment income	(.61)	(.69)	(.24)	(.76)	(.49)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.67)	(7.91)	(.56)	(.76)	(.78)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.35	$45.55	$60.95	$57.72	$54.05
Total ReturnC	7.79%	(14.08)%	6.64%	8.32%	4.36%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.15%	.98%	.87%	.77%
Expenses net of fee waivers, if any	1.17%	1.15%	.98%	.87%	.77%
Expenses net of all reductions	1.17%	1.14%	.98%	.86%	.77%
Net investment income (loss)	1.37%	1.18%	1.09%	1.42%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$1,233,050	$1,279,488	$2,057,843	$2,262,380	$2,992,597
Portfolio turnover rateF	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Canada Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$45.44	$60.80	$57.57	$53.91	$52.44
Income from Investment Operations
Net investment income (loss)A	.66	.61	.65	.78	.74
Net realized and unrealized gain (loss)	2.83	(8.07)	3.12	3.64	1.50
Total from investment operations	3.49	(7.46)	3.77	4.42	2.24
Distributions from net investment income	(.59)	(.68)	(.22)	(.76)	(.48)
Distributions from net realized gain	(.06)	(7.22)	(.32)	–	(.29)
Total distributions	(.65)	(7.90)	(.54)	(.76)	(.77)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.28	$45.44	$60.80	$57.57	$53.91
Total ReturnC	7.83%	(14.05)%	6.62%	8.34%	4.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.13%	1.00%	.86%	.76%
Expenses net of fee waivers, if any	1.13%	1.12%	1.00%	.86%	.76%
Expenses net of all reductions	1.13%	1.12%	1.00%	.85%	.76%
Net investment income (loss)	1.41%	1.21%	1.08%	1.43%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$41,217	$14,846	$30,165	$30,831	$59,245
Portfolio turnover rateF	44%	24%	85%	64%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$305,552,511
Gross unrealized depreciation	(70,218,263)
Net unrealized appreciation (depreciation) on securities	$235,334,248
Tax Cost	$1,125,988,361

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,548,465
Capital loss carryforward	$(37,937,420)
Net unrealized appreciation (depreciation) on securities and other investments	$235,320,823

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,213,379)
Long-term	(34,724,041)
Total capital loss carryforward	$(37,937,420)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$17,462,078	$ 24,029,674
Long-term Capital Gains	1,771,775	262,730,704
Total	$19,233,853	$ 286,760,378

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $548,563,418 and $674,318,641, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$115,855	$–
Class T	.25%	.25%	55,454	–
Class B	.75%	.25%	14,092	10,569
Class C	.75%	.25%	189,092	9,902
			$374,493	$20,471

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,909
Class T	2,394
Class B(a)	1,499
Class C(a)	1,244
$12,046

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$133,275.29
Class T	35,874.32
Class B	3,959.28
Class C	50,278.27
Canada	2,660,970.23
Class I	39,048.19
	$2,923,404

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $418 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,256 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,440,259, including $2,028 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $53,977 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund level operating expenses in the amount of $8,869.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$482,934	$783,478
Class T	79,315	106,245
Class C	8,502	12,920
Canada	16,735,044	22,800,214
Class I	156,283	326,817
Total	$17,462,078	$24,029,674
From net realized gain
Class A	$69,321	$11,358,847
Class T	16,639	2,548,483
Class B	3,460	742,098
Class C	28,339	4,664,328
Canada	1,638,014	239,967,215
Class I	16,001	3,449,733
Total	$1,771,774	$262,730,704

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	134,113	153,407	$6,147,050	$8,099,168
Reinvestment of distributions	11,425	200,582	496,287	10,552,616
Shares redeemed	(515,795)	(634,705)	(23,017,589)	(31,737,294)
Net increase (decrease)	(370,257)	(280,716)	$(16,374,252)	$(13,085,510)
Class T
Shares sold	23,059	21,812	$1,036,279	$1,102,045
Reinvestment of distributions	2,169	49,518	93,951	2,597,730
Shares redeemed	(77,250)	(151,491)	(3,322,138)	(7,597,599)
Net increase (decrease)	(52,022)	(80,161)	$(2,191,908)	$(3,897,824)
Class B
Shares sold	499	1,663	$21,798	$85,823
Reinvestment of distributions	68	12,380	2,895	641,184
Shares redeemed	(61,115)	(59,611)	(2,725,253)	(2,906,257)
Net increase (decrease)	(60,548)	(45,568)	$(2,700,560)	$(2,179,250)
Class C
Shares sold	41,578	42,631	$1,834,681	$2,146,853
Reinvestment of distributions	731	75,003	31,141	3,864,885
Shares redeemed	(138,754)	(283,087)	(5,980,751)	(13,692,762)
Net increase (decrease)	(96,445)	(165,453)	$(4,114,929)	$(7,681,024)
Canada
Shares sold	3,590,664	1,250,697	$166,771,731	$63,450,179
Reinvestment of distributions	388,588	4,716,591	16,926,879	249,177,482
Shares redeemed	(6,566,019)	(11,643,757)	(289,731,847)	(581,614,067)
Net increase (decrease)	(2,586,767)	(5,676,469)	$(106,033,237)	$(268,986,406)
Class I
Shares sold	807,708	66,679	$37,813,282	$3,430,310
Reinvestment of distributions	2,849	49,883	123,890	2,628,352
Shares redeemed	(283,652)	(285,976)	(12,076,497)	(14,385,529)
Net increase (decrease)	526,905	(169,414)	$25,860,675	$(8,326,867)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® China Region Fund	0.15%	7.45%	7.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Period Ending Values
$20,816	Fidelity® China Region Fund
$18,685	MSCI Golden Dragon Index

Fidelity® China Region Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Robert Bao:  For the year, the fund’s share classes generated flattish returns (excluding sales charges, if applicable), considerably lagging the 7.31% return of the benchmark MSCI Golden Dragon Index. Versus the benchmark, stock selection and sector selection both hurt, with most of the negative impact coming from the consumer discretionary, industrials and materials sectors. Geographically, picks in China detracted, as did overweighting China and underweighting Taiwan. The largest individual detractor was China Shanshui Cement Group, an out-of-benchmark stock that lost the vast majority of its value. Also weighing on relative results was Taiwan Semiconductor Manufacturing, which hurt because first we didn’t own it and later underweighted it for much of the period. Two non-benchmark positions – in Hong Kong-listed casino operator Summit Ascent Holdings and online travel company Tuniu, headquartered in China – further hampered results. Conversely, stock selection in consumer staples was a modest positive, along with positioning in utilities. A zero-weighting in the weak-performing shares of China-based online search firm Baidu made this benchmark stock our top relative contributor. Also bolstering results were non-benchmark names Kweichow Moutai, a liquor supplier based in China, and West China Cement. We liquidated the vast majority of this latter position to lock in profits after rival Anhui Conch Cement offered to double its stake in the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® China Region Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Cayman Islands	30.6%
China	29.0%
Taiwan	20.3%
United States of America*	6.1%
United Kingdom	4.8%
Bermuda	3.0%
Hong Kong	2.7%
Netherlands	2.1%
British Virgin Islands	1.1%
Other	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
China	37.1%
Cayman Islands	26.7%
Taiwan	18.9%
Hong Kong	6.2%
United Kingdom	3.5%
Bermuda	3.3%
Netherlands	2.8%
British Virgin Islands	1.1%
United States of America*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.9	99.6
Short-Term Investments and Net Other Assets (Liabilities)	6.1	0.4

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	9.2	7.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	8.8	7.6
Alibaba Group Holding Ltd. sponsored ADR (Internet Software & Services)	5.8	2.7
China Construction Bank Corp. (H Shares) (Banks)	2.8	2.6
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	2.5	2.7
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.1	1.0
Kweichow Moutai Co. Ltd. (A Shares) (Beverages)	2.0	2.4
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	1.9	2.3
China Pacific Insurance (Group) Co. Ltd. (H Shares) (Insurance)	1.7	2.0
BBMG Corp. (H Shares) (Construction Materials)	1.7	2.1
	38.5

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.2	27.8
Financials	17.0	22.1
Consumer Discretionary	12.6	19.8
Industrials	5.1	9.8
Materials	4.0	5.6
Energy	3.9	0.1
Real Estate	3.6	0.0
Consumer Staples	3.5	4.1
Utilities	3.3	2.9
Health Care	3.2	3.3

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2016, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® China Region Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 1.6%
Chongqing Changan Automobile Co. Ltd. (B Shares)	9,000,741	$13,752,575
Guangzhou Automobile Group Co. Ltd. (H Shares)	2,324,000	2,810,777
		16,563,352
Diversified Consumer Services - 1.8%
New Oriental Education & Technology Group, Inc. sponsored ADR	297,200	14,898,636
TAL Education Group ADR (a)(b)	51,000	4,153,440
		19,052,076
Hotels, Restaurants & Leisure - 1.9%
China CYTS Tours Holding Co. Ltd.	887,536	2,982,555
China International Travel Service Corp. Ltd. (A Shares)	753,281	5,008,310
Huangshan Tourism Development Co. Ltd.	7,381,914	10,105,840
Shanghai Jin Jiang International Hotel Co. Ltd. (H Shares)	8,996,000	2,633,072
		20,729,777
Household Durables - 3.2%
Haier Electronics Group Co. Ltd.	675,000	1,089,671
Nien Made Enterprise Co. Ltd.	800,000	9,286,836
Qingdao Haier Co. Ltd.	3,099,822	4,565,693
Sundart Holdings Ltd.	20,000,000	11,346,713
Techtronic Industries Co. Ltd.	2,081,000	7,835,060
		34,123,973
Internet & Direct Marketing Retail - 2.0%
Ctrip.com International Ltd. ADR (b)	259,700	11,465,755
JD.com, Inc. sponsored ADR (b)	390,500	10,133,475
		21,599,230
Textiles, Apparel & Luxury Goods - 1.4%
JNBY Design Ltd.	6,510,000	5,766,670
Lao Feng Xiang Co. Ltd. (B Shares)	1,368,188	4,665,521
Toung Loong Textile Manufacturing Co. Ltd.	1,618,300	4,439,886
		14,872,077

TOTAL CONSUMER DISCRETIONARY		126,940,485

CONSUMER STAPLES - 3.5%
Beverages - 2.0%
Kweichow Moutai Co. Ltd. (A Shares)	446,346	20,944,495
Food Products - 1.5%
China Modern Dairy Holdings Ltd. (a)(b)	34,000,000	7,408,888
Unified-President Enterprises Corp.	4,611,000	8,935,791
		16,344,679

TOTAL CONSUMER STAPLES		37,289,174

ENERGY - 3.9%
Energy Equipment & Services - 0.8%
China Oilfield Services Ltd. (H Shares)	8,126,000	7,858,243
Oil, Gas & Consumable Fuels - 3.1%
China Coal Energy Co. Ltd. (H Shares) (b)	11,180,000	6,342,813
China Shenhua Energy Co. Ltd. (H Shares)	3,560,500	7,409,722
CNOOC Ltd.	6,753,000	8,497,126
PetroChina Co. Ltd. (H Shares)	16,080,000	11,002,503
		33,252,164

TOTAL ENERGY		41,110,407

FINANCIALS - 17.0%
Banks - 6.8%
China Construction Bank Corp. (H Shares)	40,879,000	29,938,911
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (A Shares) (BNP Paribas Warrant Program) warrants 11/27/17 (b)(c)	3,196,700	11,577,529
Industrial & Commercial Bank of China Ltd. (H Shares)	33,821,000	20,300,707
Midea Group Co. Ltd. ELS (A Shares) (BNP Paribas Arbitrage Warrant Program) warrants 2/10/17 (b)(c)	2,559,400	10,255,278
		72,072,425
Capital Markets - 6.0%
Beijing Yanjing Brewery (UBS Warrant Programme) ELS warrants 10/6/17 (b)(c)	6,405,173	7,203,196
CITIC Securities Co. Ltd. (H Shares)	1,156,000	2,563,738
Hangzhou Robam Appliances Co. Ltd. ELS (A Shares) (UBS Warrant Programme) warrants 1/15/18 (b)(c)	1,330,500	7,430,284
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (UBS Warrant Programme) warrants 10/23/17 (b)(c)	1,147,262	11,792,969
Lens Technology Co., Ltd. ELS (UBS Warrant Programme) warrants 9/25/17 (b)(c)	2,192,811	8,226,520
Tai Fook Securities Group Ltd.	16,516,000	10,605,267
Wuliangye Yibin Co. Ltd. ELS (A Shares):
(Deutsche Bank Warrant Program) warrants 3/20/17 (b)(c)	1,013,394	5,231,636
(UBS Warrant Programme) warrants 3/7/19 (b)(c)	1,071,282	5,530,483
Yunnan Baiyao Group Co. Ltd. ELS (A Shares) (UBS Warrant Programme) warrants 2/17/17 (b)(c)	559,455	5,716,088
		64,300,181
Insurance - 4.2%
China Pacific Insurance (Group) Co. Ltd. (H Shares)	5,143,600	18,603,191
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	4,994,500	26,371,408
		44,974,599

TOTAL FINANCIALS		181,347,205

HEALTH CARE - 3.2%
Biotechnology - 0.0%
Samsung Biologics Co. Ltd. (b)	1,711	203,449
Health Care Providers & Services - 1.1%
Phoenix Healthcare Group Ltd.	6,945,000	11,050,319
Life Sciences Tools & Services - 0.8%
JHL Biotech, Inc. (b)	3,976,696	8,608,386
Pharmaceuticals - 1.3%
China Resources Pharmaceutical Group Ltd.	4,500,000	5,233,671
Livzon Pharmaceutical Group, Inc.	1,492,800	8,709,788
		13,943,459

TOTAL HEALTH CARE		33,805,613

INDUSTRIALS - 5.1%
Air Freight & Logistics - 0.0%
Sinotrans Air Transportation Development Co. Ltd. (A Shares)	30	85
Construction & Engineering - 1.7%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	20,963,000	14,487,906
China Energy Engineering Corp. Ltd.	27,132,000	3,743,286
		18,231,192
Electrical Equipment - 1.4%
Harbin Electric Machinery Co. Ltd.(H Shares)	21,974,000	10,738,305
Jiangnan Group Ltd.	25,552,000	4,217,181
		14,955,486
Machinery - 0.2%
EVA Precision Industrial Holdings Ltd.	15,240,000	1,670,288
Road & Rail - 0.8%
Daqin Railway Co. Ltd. (A Shares)	7,999,997	8,004,956
Trading Companies & Distributors - 1.0%
Summit Ascent Holdings Ltd. (a)(b)	35,866,000	10,960,205

TOTAL INDUSTRIALS		53,822,212

INFORMATION TECHNOLOGY - 36.2%
Electronic Equipment & Components - 5.1%
Chroma ATE, Inc.	4,073,000	10,347,695
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,366,400	22,635,201
Largan Precision Co. Ltd.	85,000	10,069,461
Sunny Optical Technology Group Co. Ltd.	1,076,000	5,258,222
Tongda Group Holdings Ltd.	20,390,000	5,389,624
		53,700,203
Internet Software & Services - 17.6%
58.com, Inc. ADR (b)	75,000	3,138,750
Alibaba Group Holding Ltd. sponsored ADR (b)	606,200	61,644,478
NetEase, Inc. ADR	68,300	17,552,417
SINA Corp. (b)	99,700	7,192,358
Tencent Holdings Ltd.	3,680,900	97,552,451
Weibo Corp. sponsored ADR (a)(b)	9,970	458,720
		187,539,174
Semiconductors & Semiconductor Equipment - 11.5%
Advanced Semiconductor Engineering, Inc.	13,995,000	16,458,964
Himax Technologies, Inc. sponsored ADR (a)	400,000	3,140,000
Taiwan Semiconductor Manufacturing Co. Ltd.	15,496,000	93,082,563
Vanguard International Semiconductor Corp.	4,668,000	9,534,840
		122,216,367
Software - 0.9%
China City Railway Transportation Technology Holdings Co. Ltd. (b)	48,540,000	10,013,990
Technology Hardware, Storage & Peripherals - 1.1%
ADLINK Technology, Inc.	3,682,844	7,148,772
Axiomtek Co. Ltd.	2,000,000	3,552,342
HTC Corp. (b)	358,000	1,049,184
		11,750,298

TOTAL INFORMATION TECHNOLOGY		385,220,032

MATERIALS - 4.0%
Construction Materials - 2.9%
BBMG Corp. (H Shares)	49,643,000	18,178,739
China Shanshui Cement Group Ltd. (a)(b)	20,656,000	2,660,720
TCC International Holdings Ltd.	28,948,000	7,353,129
West China Cement Ltd. (b)	26,992,000	2,749,474
		30,942,062
Metals & Mining - 1.1%
Angang Steel Co. Ltd. (H Shares) (b)	10,712,000	5,497,194
Jiangxi Copper Co. Ltd. (H Shares)	4,214,000	4,977,112
Zijin Mining Group Co. Ltd. (H Shares)	3,106,000	977,189
		11,451,495

TOTAL MATERIALS		42,393,557

REAL ESTATE - 3.6%
Real Estate Management & Development - 3.6%
Beijing Capital Land Ltd. (H Shares)	35,170,000	13,513,755
Cheung Kong Property Holdings Ltd.	2,338,500	17,322,669
Longfor Properties Co. Ltd.	789,500	1,048,520
Sun Hung Kai Properties Ltd.	456,000	6,808,647
		38,693,591
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
China Telecom Corp. Ltd. (H Shares)	7,408,000	3,830,300
Chunghwa Telecom Co. Ltd.	3,109,000	10,655,518
CITIC 1616 Holdings Ltd.	3,220,000	1,104,396
		15,590,214
UTILITIES - 3.3%
Independent Power and Renewable Electricity Producers - 2.4%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	22,166,000	6,745,074
Canvest Environmental Protection Group Co. Ltd.	16,700,000	7,536,538
Huaneng Renewables Corp. Ltd. (H Shares)	31,944,000	10,750,216
		25,031,828
Water Utilities - 0.9%
Beijing Enterprises Water Group Ltd.	13,838,000	10,045,444

TOTAL UTILITIES		35,077,272

TOTAL COMMON STOCKS
(Cost $899,926,189)		991,289,762

Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.7%
Internet & Direct Marketing Retail - 0.7%
China Internet Plus Holdings Ltd. Series A-11 (d)
(Cost $6,268,244)	1,983,088	7,656,108

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.41% (e)	24,629,687	24,637,076
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	11,655,545	11,657,876
TOTAL MONEY MARKET FUNDS
(Cost $36,292,626)		36,294,952
TOTAL INVESTMENT PORTFOLIO - 97.3%
(Cost $942,487,059)		1,035,240,822
NET OTHER ASSETS (LIABILITIES) - 2.7%		28,877,647
NET ASSETS - 100%		$1,064,118,469

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,963,983 or 6.9% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,656,108 or 0.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$6,268,244

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$73,885
Fidelity Securities Lending Cash Central Fund	1,295,017
Total	$1,368,902

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$134,596,593	$126,940,485	$--	$7,656,108
Consumer Staples	37,289,174	37,289,174	--	--
Energy	41,110,407	21,610,778	19,499,629	--
Financials	181,347,205	88,082,515	87,548,602	5,716,088
Health Care	33,805,613	33,602,164	203,449	--
Industrials	53,822,212	53,822,212	--	--
Information Technology	385,220,032	178,126,054	207,093,978	--
Materials	42,393,557	39,732,837	--	2,660,720
Real Estate	38,693,591	38,693,591	--	--
Telecommunication Services	15,590,214	4,934,696	10,655,518	--
Utilities	35,077,272	35,077,272	--	--
Money Market Funds	36,294,952	36,294,952	--	--
Total Investments in Securities:	$1,035,240,822	$694,206,730	$325,001,176	$16,032,916

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$440,166,850

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$12,373,756
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	1,388
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(4,719,036)
Ending Balance	$7,656,108
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$1,388
Equities - Health Care
Beginning Balance	$14,369,442
Net Realized Gain (Loss) on Investment Securities	(2,338,033)
Net Unrealized Gain (Loss) on Investment Securities	2,825,119
Cost of Purchases	--
Proceeds of Sales	(6,769,445)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(8,087,083)
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$--
Equities - Industrials
Beginning Balance	$15,897,809
Net Realized Gain (Loss) on Investment Securities	3,170,175
Net Unrealized Gain (Loss) on Investment Securities	(6,277,111)
Cost of Purchases	3,344,006
Proceeds of Sales	(16,134,879)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$--
Equities - Materials
Beginning Balance	$14,440,021
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(11,779,301)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$2,660,720
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$(11,779,301)
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	45,691
Net Unrealized Gain (Loss) on Investment Securities	(670,536)
Cost of Purchases	6,340,933
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$5,716,088
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2016	$(670,536)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $10,804,361) — See accompanying schedule: Unaffiliated issuers (cost $906,194,433)	$998,945,870
Fidelity Central Funds (cost $36,292,626)	36,294,952
Total Investments (cost $942,487,059)		$1,035,240,822
Foreign currency held at value (cost $148,734)		149,002
Receivable for investments sold		43,143,103
Receivable for fund shares sold		573,167
Dividends receivable		78,210
Distributions receivable from Fidelity Central Funds		72,094
Prepaid expenses		2,750
Other receivables		26,218
Total assets		1,079,285,366
Liabilities
Payable for investments purchased	$1,081,005
Payable for fund shares redeemed	1,391,162
Accrued management fee	636,535
Distribution and service plan fees payable	16,956
Other affiliated payables	234,584
Other payables and accrued expenses	151,435
Collateral on securities loaned, at value	11,655,220
Total liabilities		15,166,897
Net Assets		$1,064,118,469
Net Assets consist of:
Paid in capital		$1,178,148,346
Undistributed net investment income		10,634,162
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(217,422,863)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		92,758,824
Net Assets		$1,064,118,469
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($22,937,001 ÷ 901,030 shares)		$25.46
Maximum offering price per share (100/94.25 of $25.46)		$27.01
Class T:
Net Asset Value and redemption price per share ($5,644,336 ÷ 222,703 shares)		$25.34
Maximum offering price per share (100/96.50 of $25.34)		$26.26
Class C:
Net Asset Value and offering price per share ($11,218,488 ÷ 451,957 shares)(a)		$24.82
China Region:
Net Asset Value, offering price and redemption price per share ($1,004,984,818 ÷ 38,985,951 shares)		$25.78
Class I:
Net Asset Value, offering price and redemption price per share ($19,333,826 ÷ 754,563 shares)		$25.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$23,845,641
Income from Fidelity Central Funds (including $1,295,017 from security lending)		1,368,902
Income before foreign taxes withheld		25,214,543
Less foreign taxes withheld		(2,524,867)
Total income		22,689,676
Expenses
Management fee	$7,676,892
Transfer agent fees	2,422,825
Distribution and service plan fees	210,154
Accounting and security lending fees	518,036
Custodian fees and expenses	379,053
Independent trustees' fees and expenses	4,852
Registration fees	93,824
Audit	101,787
Legal	3,898
Interest	2,278
Miscellaneous	10,939
Total expenses before reductions	11,424,538
Expense reductions	(93,623)	11,330,915
Net investment income (loss)		11,358,761
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(213,648,715)
Fidelity Central Funds	9,478
Foreign currency transactions	192,332
Total net realized gain (loss)		(213,446,905)
Change in net unrealized appreciation (depreciation) on: Investment securities	180,727,946
Assets and liabilities in foreign currencies	5,159
Total change in net unrealized appreciation (depreciation)		180,733,105
Net gain (loss)		(32,713,800)
Net increase (decrease) in net assets resulting from operations		$(21,355,039)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,358,761	$23,670,929
Net realized gain (loss)	(213,446,905)	235,474,014
Change in net unrealized appreciation (depreciation)	180,733,105	(344,541,210)
Net increase (decrease) in net assets resulting from operations	(21,355,039)	(85,396,267)
Distributions to shareholders from net investment income	(15,103,497)	(13,114,934)
Distributions to shareholders from net realized gain	(159,831,115)	(172,413,722)
Total distributions	(174,934,612)	(185,528,656)
Share transactions - net increase (decrease)	(83,319,865)	200,238,928
Redemption fees	164,633	2,391,591
Total increase (decrease) in net assets	(279,444,883)	(68,294,404)
Net Assets
Beginning of period	1,343,563,352	1,411,857,756
End of period	$1,064,118,469	$1,343,563,352
Other Information
Undistributed net investment income end of period	$10,634,162	$15,009,760

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.34	$34.18	$35.56	$28.53	$27.28
Income from Investment Operations
Net investment income (loss)A	.18	.40B	.21	.30	.36
Net realized and unrealized gain (loss)	(.20)	(.83)	2.01C	7.06	1.42
Total from investment operations	(.02)	(.43)	2.22	7.36	1.78
Distributions from net investment income	(.27)	(.22)	(.30)	(.34)	(.19)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.86)	(4.46)	(3.61)	(.34)	(.53)
Redemption fees added to paid in capitalA	–D	.05	.01	.01	–D
Net asset value, end of period	$25.46	$29.34	$34.18	$35.56	$28.53
Total ReturnE,F	(.13)%	(1.45)%	6.45%C	26.07%	6.70%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.33%	1.28%	1.35%	1.35%	1.36%
Expenses net of fee waivers, if any	1.33%	1.28%	1.35%	1.35%	1.36%
Expenses net of all reductions	1.32%	1.26%	1.35%	1.31%	1.29%
Net investment income (loss)	.75%	1.26%B	.64%	.94%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$22,937	$32,761	$21,728	$20,623	$13,539
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.18	$34.02	$35.40	$28.40	$27.13
Income from Investment Operations
Net investment income (loss)A	.10	.30B	.12	.21	.29
Net realized and unrealized gain (loss)	(.22)	(.83)	1.99C	7.04	1.40
Total from investment operations	(.12)	(.53)	2.11	7.25	1.69
Distributions from net investment income	(.13)	(.12)	(.19)	(.26)	(.08)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.72)	(4.36)	(3.50)	(.26)	(.42)
Redemption fees added to paid in capitalA	–D	.05	.01	.01	–D
Net asset value, end of period	$25.34	$29.18	$34.02	$35.40	$28.40
Total ReturnE,F	(.50)%	(1.79)%	6.15%C	25.74%	6.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.67%	1.62%	1.65%	1.64%	1.64%
Expenses net of fee waivers, if any	1.67%	1.62%	1.65%	1.64%	1.64%
Expenses net of all reductions	1.67%	1.60%	1.65%	1.60%	1.57%
Net investment income (loss)	.40%	.92%B	.35%	.65%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$5,644	$6,409	$6,305	$5,965	$4,349
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$28.68	$33.56	$34.99	$28.07	$26.86
Income from Investment Operations
Net investment income (loss)A	–B	.15C	(.02)	.06	.16
Net realized and unrealized gain (loss)	(.21)	(.80)	1.97D	6.97	1.39
Total from investment operations	(.21)	(.65)	1.95	7.03	1.55
Distributions from net investment income	(.06)	(.04)	(.08)	(.12)	–
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.65)	(4.28)	(3.39)	(.12)	(.34)
Redemption fees added to paid in capitalA	–B	.05	.01	.01	–B
Net asset value, end of period	$24.82	$28.68	$33.56	$34.99	$28.07
Total ReturnE,F	(.88)%	(2.21)%	5.71%D	25.14%	5.88%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	2.05%	2.07%	2.10%	2.11%
Expenses net of fee waivers, if any	2.07%	2.05%	2.07%	2.10%	2.11%
Expenses net of all reductions	2.06%	2.02%	2.07%	2.07%	2.04%
Net investment income (loss)	.01%	.49%C	(.07)%	.19%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$11,218	$14,355	$10,445	$6,957	$4,515
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.66	$34.51	$35.83	$28.73	$27.49
Income from Investment Operations
Net investment income (loss)A	.26	.51B	.33	.41	.45
Net realized and unrealized gain (loss)	(.21)	(.84)	2.03C	7.11	1.42
Total from investment operations	.05	(.33)	2.36	7.52	1.87
Distributions from net investment income	(.35)	(.33)	(.38)	(.43)	(.29)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.93)D	(4.57)	(3.69)	(.43)	(.63)
Redemption fees added to paid in capitalA	–E	.05	.01	.01	–E
Net asset value, end of period	$25.78	$29.66	$34.51	$35.83	$28.73
Total ReturnF	.15%	(1.14)%	6.83%C	26.51%	7.01%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	.99%	1.01%	1.02%	1.04%
Expenses net of fee waivers, if any	1.02%	.98%	1.01%	1.02%	1.04%
Expenses net of all reductions	1.01%	.96%	1.01%	.98%	.98%
Net investment income (loss)	1.06%	1.55%B	.99%	1.27%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$1,004,985	$1,262,274	$1,352,761	$1,425,828	$1,265,488
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

 D Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity China Region Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$34.39	$35.75	$28.68	$27.46
Income from Investment Operations
Net investment income (loss)A	.26	.51B	.34	.42	.45
Net realized and unrealized gain (loss)	(.20)	(.84)	2.02C	7.10	1.42
Total from investment operations	.06	(.33)	2.36	7.52	1.87
Distributions from net investment income	(.36)	(.36)	(.43)	(.46)	(.31)
Distributions from net realized gain	(3.59)	(4.24)	(3.31)	–	(.34)
Total distributions	(3.95)	(4.60)	(3.73)D	(.46)	(.65)
Redemption fees added to paid in capitalA	–E	.05	.01	.01	–E
Net asset value, end of period	$25.62	$29.51	$34.39	$35.75	$28.68
Total ReturnF	.16%	(1.14)%	6.87%C	26.58%	7.02%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	.97%	.98%	.97%	1.04%
Expenses net of fee waivers, if any	1.00%	.97%	.98%	.97%	1.04%
Expenses net of all reductions	.99%	.95%	.98%	.93%	.98%
Net investment income (loss)	1.07%	1.57%B	1.01%	1.32%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$19,334	$26,961	$19,404	$10,206	$1,958
Portfolio turnover rateI	70%	151%	87%	92%	107%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

 D Total distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/16	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$16,032,916	Book value	Book value multiple	1.0	Increase
		Market approach	Transaction price	$3.86	Increase
			Discount rate	10.0%	Decrease
			Last trade	$69.23	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$147,085,482
Gross unrealized depreciation	(60,210,376)
Net unrealized appreciation (depreciation) on securities	$86,875,106
Tax Cost	$948,365,716

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,545,547
Capital loss carryforward	$(213,455,585)
Net unrealized appreciation (depreciation) on securities and other investments	$86,880,167

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(180,168,755)
Long-term	(33,286,830)
Total capital loss carryforward	$(213,455,585)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$15,103,497	$ 14,374,708
Long-term Capital Gains	159,831,115	171,153,948
Total	$174,934,612	$ 185,528,656

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $759,144,025 and $1,054,572,219, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$61,169	$2,147
Class T	.25%	.25%	27,456	251
Class B	.75%	.25%	3,869	2,902
Class C	.75%	.25%	117,660	37,575
			$210,154	$42,875

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$42,111
Class T	2,909
Class B(a)	282
Class C(a)	7,725
$53,027

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$67,457.28
Class T	20,574.37
Class B	1,105.29
Class C	31,284.27
China Region	2,264,470.22
Class I	37,935.20
	$2,422,825

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,430 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,885,000.59%		$2,033

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,779 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $12,193 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $2,532,250. The weighted average interest rate was .87%. The interest expense amounted to $245 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84,489 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,134.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$297,014	$147,088
Class T	28,522	22,529
Class C	29,301	12,652
China Region	14,431,516	12,728,622
Class I	317,144	204,043
Total	$15,103,497	$13,114,934
From net realized gain
Class A	$3,946,989	$2,783,517
Class T	763,704	789,251
Class B	93,006	149,794
Class C	1,752,229	1,276,956
China Region	150,087,760	165,004,911
Class I	3,187,427	2,409,293
Total	$159,831,115	$172,413,722

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	240,368	1,058,546	$5,824,186	$35,978,665
Reinvestment of distributions	162,605	93,297	4,157,811	2,812,898
Shares redeemed	(618,365)	(671,056)	(14,282,494)	(22,101,227)
Net increase (decrease)	(215,392)	480,787	$(4,300,497)	$16,690,336
Class T
Shares sold	43,307	151,664	$1,037,492	$5,390,399
Reinvestment of distributions	30,599	26,640	781,504	801,072
Shares redeemed	(70,825)	(143,989)	(1,686,295)	(4,554,275)
Net increase (decrease)	3,081	34,315	$132,701	$1,637,196
Class B
Shares sold	30	2,771	$648	$95,500
Reinvestment of distributions	3,443	4,834	87,630	144,877
Shares redeemed	(31,204)	(15,827)	(704,876)	(523,534)
Net increase (decrease)	(27,731)	(8,222)	$(616,598)	$(283,157)
Class C
Shares sold	98,283	412,366	$2,387,271	$14,420,908
Reinvestment of distributions	55,713	38,139	1,398,404	1,131,586
Shares redeemed	(202,505)	(261,252)	(4,847,372)	(7,778,046)
Net increase (decrease)	(48,509)	189,253	$(1,061,697)	$7,774,448
China Region
Shares sold	3,781,033	18,091,274	$92,584,217	$635,141,274
Reinvestment of distributions	6,142,435	5,608,420	158,659,097	170,439,887
Shares redeemed	(13,494,506)	(20,336,385)	(325,219,240)	(642,334,138)
Net increase (decrease)	(3,571,038)	3,363,309	$(73,975,926)	$163,247,023
Class I
Shares sold	405,852	1,017,162	$10,200,502	$33,130,120
Reinvestment of distributions	99,936	58,945	2,565,348	1,781,897
Shares redeemed	(664,751)	(726,796)	(16,263,698)	(23,738,935)
Net increase (decrease)	(158,963)	349,311	$(3,497,848)	$11,173,082

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	7.42%	5.41%	5.37%

 Prior to December 1, 2010, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$16,869	Fidelity® Emerging Asia Fund
$17,180	MSCI AC (All Country) Asia ex Japan Index

Fidelity® Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Colin Chickles, who managed the fund for most of the period:  For the year, the fund returned 7.42%, outperforming the 6.59% return of the benchmark MSCI AC (All Country) Asia ex Japan Index. Versus the benchmark, stock selection lifted performance, especially in consumer staples, information technology and energy. Geographically, our picks in India added the most value. A zero-weighting in the weak-performing shares of China-based online search firm Baidu made this benchmark stock our top contributor. We correctly forecast that the firm’s revenue from medical ads would weaken. Other contributors included a large overweighting in India’s Yes Bank – which we eliminated prior to period end – and out-of-benchmark positions in India-headquartered energy firm Petronet LNG and Kweichow Moutai, a China-based maker of the distilled spirit baijiu. Conversely, stock picks in materials weighed on relative performance. Taiwan and China were detractors from a regional perspective. One benchmark name that hurt relative results because we didn’t own it was Telekomunikasi Indonesia, a state-owned telecom services provider. Also weighing on relative performance was a non-benchmark stake in PAX Global Technology, a Hong Kong-listed, China-based provider of electronic point-of-sale devices, as well as an overweighting in Taiwanese diversified financial firm Fubon Financial Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Effective September 29, 2016, John Dance became Lead Portfolio Manager, joining Colin Chickles, who is retiring at the end of 2016.

Fidelity® Emerging Asia Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Cayman Islands	15.5%
Taiwan	15.0%
India	14.6%
Hong Kong	11.6%
Korea (South)	11.3%
China	9.9%
United States of America*	5.6%
Indonesia	3.8%
Bermuda	3.8%
Other	8.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Korea (South)	18.3%
Cayman Islands	15.1%
China	13.8%
Taiwan	13.6%
Hong Kong	12.4%
India	9.8%
Singapore	3.8%
Bermuda	2.8%
Thailand	2.3%
Other*	8.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.3	99.0
Bonds	0.1	0.0
Short-Term Investments and Net Other Assets (Liabilities)	4.6	1.0

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.4	4.5
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	5.3	4.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.1	5.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.9	2.0
AIA Group Ltd. (Hong Kong, Insurance)	2.7	2.8
China Mobile Ltd. (Hong Kong, Wireless Telecommunication Services)	2.5	1.4
China Construction Bank Corp. (H Shares) (China, Banks)	2.1	2.5
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.9	1.8
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.4	0.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.3	1.3
	31.6

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.2	23.0
Financials	17.6	31.7
Consumer Discretionary	9.4	9.1
Consumer Staples	6.8	5.5
Telecommunication Services	5.9	6.0
Utilities	5.9	5.4
Industrials	5.4	5.9
Real Estate	5.0	0.0
Energy	5.0	5.3
Health Care	4.8	1.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Emerging Asia Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Australia - 0.3%
Beacon Lighting Group Ltd.	438,521	$565,423
Woodside Petroleum Ltd.	102,898	2,220,648

TOTAL AUSTRALIA		2,786,071

Bermuda - 3.8%
Brilliance China Automotive Holdings Ltd.	2,752,000	3,268,101
Cheung Kong Infrastructure Holdings Ltd.	1,077,000	8,825,080
Hongkong Land Holdings Ltd.	1,058,500	7,091,950
Man Wah Holdings Ltd.	6,192,800	4,112,271
PAX Global Technology Ltd. (a)	2,390,000	1,494,607
Skyworth Digital Holdings Ltd.	5,769,200	3,734,279
Tai Cheung Holdings Ltd.	1,023,000	871,896
Vtech Holdings Ltd.	447,800	5,496,781

TOTAL BERMUDA		34,894,965

Cayman Islands - 15.5%
Alibaba Group Holding Ltd. sponsored ADR (b)	351,600	35,754,204
Cheung Kong Property Holdings Ltd.	1,382,500	10,241,005
China State Construction International Holdings Ltd.	3,758,000	5,494,868
ChinaCache International Holdings Ltd. sponsored ADR (a)(b)	55,418	186,204
Ctrip.com International Ltd. ADR (b)	184,900	8,163,335
Haitian International Holdings Ltd.	1,573,000	3,245,160
International Housewares Retail Co. Ltd.	9,610,000	1,920,625
JD.com, Inc. sponsored ADR (b)	253,300	6,573,135
Lee & Man Paper Manufacturing Ltd.	3,196,000	2,402,496
Lee's Pharmaceutical Holdings Ltd.	966,366	838,579
Longfor Properties Co. Ltd.	4,225,000	5,611,143
MGM China Holdings Ltd.	3,386,000	5,605,823
SITC International Holdings Co. Ltd.	5,435,000	3,216,619
TCC International Holdings Ltd.	2,680,000	680,751
Tencent Holdings Ltd.	1,847,400	48,960,417
Xingda International Holdings Ltd.	6,786,000	2,817,456
Xinyi Glass Holdings Ltd.	1,748,000	1,503,331

TOTAL CAYMAN ISLANDS		143,215,151

China - 9.9%
Aluminum Corp. of China Ltd. (H Shares) (b)	6,398,000	2,375,878
BBMG Corp. (H Shares)	17,937,000	6,568,339
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	3,018,000	918,372
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	1,574,000	1,087,820
China Construction Bank Corp. (H Shares)	26,559,000	19,451,247
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,466,800	8,921,835
China Telecom Corp. Ltd. (H Shares)	17,468,000	9,031,813
Huaneng Renewables Corp. Ltd. (H Shares)	18,080,000	6,084,520
Huangshan Tourism Development Co. Ltd.	427,380	585,083
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,557,251	10,604,144
Kweichow Moutai Co. Ltd. (A Shares)	184,748	8,669,180
PICC Property & Casualty Co. Ltd. (H Shares)	4,901,120	7,937,292
Shenzhen Expressway Co. (H Shares)	3,484,000	3,499,476
Tong Ren Tang Technologies Co. Ltd. (H Shares)	548,000	1,000,533
Weifu High-Technology Co. Ltd. (B Shares)	196,800	464,877
Zhengzhou Yutong Bus Co. Ltd.	1,428,118	4,542,038

TOTAL CHINA		91,742,447

Hong Kong - 11.6%
AIA Group Ltd.	3,894,800	24,582,455
China Mobile Ltd.	2,012,400	23,054,848
China Resources Beer Holdings Co. Ltd.	2,412,666	5,132,968
CNOOC Ltd. sponsored ADR (a)	65,800	8,256,584
CSPC Pharmaceutical Group Ltd.	5,144,000	5,332,666
Dah Sing Banking Group Ltd.	758,800	1,373,668
Dah Sing Financial Holdings Ltd.	130,800	888,804
HKT Trust/HKT Ltd. unit	6,458,300	8,876,930
Hysan Development Co. Ltd.	1,258,000	5,806,990
Magnificent Hotel Investment Ltd.	6,930,000	162,627
Power Assets Holdings Ltd.	1,213,000	11,409,681
Sino Land Ltd.	2,404,000	4,091,625
Techtronic Industries Co. Ltd.	2,019,500	7,603,510

TOTAL HONG KONG		106,573,356

India - 14.5%
Adani Ports & Special Economic Zone	729,813	3,358,835
Apollo Tyres Ltd. (b)	792,696	2,399,284
Asian Paints Ltd.	444,938	7,136,436
Axis Bank Ltd.	573,139	4,183,487
Bajaj Corp. Ltd.	364,264	2,221,720
Bharat Petroleum Corp. Ltd.	447,639	4,489,781
Bharti Infratel Ltd.	882,984	4,575,390
CCL Products (India) Ltd. (b)	122,021	457,313
Coal India Ltd.	548,355	2,670,032
Exide Industries Ltd. (b)	172,930	507,470
Havells India Ltd.	891,782	5,442,501
HCL Technologies Ltd.	321,191	3,674,616
HDFC Bank Ltd.	286,780	6,408,394
Housing Development Finance Corp. Ltd.	641,207	13,377,734
Indian Oil Corp. Ltd.	1,164,272	5,646,345
Indraprastha Gas Ltd. (b)	402,064	5,183,610
Page Industries Ltd.	17,150	4,230,035
Petronet LNG Ltd.	1,379,595	8,041,120
Power Finance Corp. Ltd.	1,976,469	3,677,058
Power Grid Corp. of India Ltd.	1,356,066	3,575,900
Redington India Ltd.	533,540	840,237
Reliance Industries Ltd.	747,167	11,816,483
Rural Electrification Corp. Ltd.	1,355,776	2,741,818
Sun Pharmaceutical Industries Ltd.	955,617	10,649,890
Tata Motors Ltd. (b)	990,372	7,972,808
Torrent Pharmaceuticals Ltd.	164,827	3,497,037
UPL Ltd. (b)	296,415	3,100,772
Vakrangee Ltd. (b)	259,461	980,776
VST Industries Ltd. (b)	31,444	1,118,433

TOTAL INDIA		133,975,315

Indonesia - 3.8%
PT Adaro Energy Tbk	14,982,200	1,819,956
PT Bank Central Asia Tbk	8,490,000	10,101,721
PT Bank Rakyat Indonesia Tbk	9,459,300	8,844,533
PT Gudang Garam Tbk	1,744,500	9,078,138
PT Indofood Sukses Makmur Tbk	7,887,900	5,138,500

TOTAL INDONESIA		34,982,848

Israel - 0.4%
Sarine Technologies Ltd.	3,165,100	3,708,257
Japan - 1.1%
KDDI Corp.	182,000	5,531,558
Olympus Corp.	137,200	4,906,074

TOTAL JAPAN		10,437,632

Korea (South) - 11.3%
AMOREPACIFIC Group, Inc.	33,709	4,361,889
BGFretail Co. Ltd.	38,110	5,797,693
Hyundai Fire & Marine Insurance Co. Ltd.	138,187	4,270,941
Hyundai Motor Co.	71,457	8,746,611
KEPCO Plant Service & Engineering Co. Ltd.	82,890	3,978,703
Kiwoom Securities Co. Ltd.	38,110	2,215,785
Korea Electric Power Corp.	176,260	7,628,424
Korea Petro Chemical Industries Co. Ltd.	9,528	1,703,578
Korea Zinc Co. Ltd.	10,137	4,032,625
LG Household & Health Care Ltd.	7,601	5,449,436
LS Industrial Systems Ltd.	70,383	2,409,165
Medy-Tox, Inc.	10,272	3,653,448
Samsung Biologics Co. Ltd. (b)	1,475	175,387
Samsung Electronics Co. Ltd.	32,862	47,091,220
SK Telecom Co. Ltd.	14,549	2,853,302

TOTAL KOREA (SOUTH)		104,368,207

Malaysia - 1.3%
AEON Credit Service Bhd	136,100	478,215
Bursa Malaysia Bhd	408,400	842,112
Cahya Mata Sarawak Bhd	973,500	891,118
Glomac Bhd	305,200	56,020
Tenaga Nasional Bhd	1,931,600	6,602,895
YTL Power International Bhd	8,024,300	2,926,622

TOTAL MALAYSIA		11,796,982

Netherlands - 0.9%
Gree Electric Appliances, Inc. of Zhuhai ELS (A Shares)(BNP Paribas Warrants Program) warrants 12/2/16 (b)(c)	1,457,900	4,819,672
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (A Shares) (BNP Paribas Warrant Program) warrants 11/27/17 (b)(c)	1,026,500	3,717,688

TOTAL NETHERLANDS		8,537,360

Philippines - 0.9%
Alliance Global Group, Inc.	2,226,500	655,590
Ayala Land, Inc.	5,307,800	3,972,945
Robinsons Land Corp.	1,865,700	1,192,319
Security Bank Corp.	467,698	2,128,468

TOTAL PHILIPPINES		7,949,322

Singapore - 1.5%
Boustead Singapore Ltd.	630,288	405,468
CWT Ltd.	322,000	457,107
Mapletree Industrial (REIT)	2,480,251	3,066,330
Sheng Siong Group Ltd.	5,146,800	3,865,880
UOL Group Ltd.	1,075,700	4,383,985
Wing Tai Holdings Ltd.	1,041,800	1,269,255

TOTAL SINGAPORE		13,448,025

Taiwan - 15.0%
Advanced Semiconductor Engineering, Inc.	4,835,000	5,686,252
Chinatrust Financial Holding Co. Ltd.	141,520	76,307
CTCI Corp.	2,238,000	3,290,080
E.SUN Financial Holdings Co. Ltd.	11,935,343	6,795,103
ECLAT Textile Co. Ltd.	356,000	4,053,602
Fubon Financial Holding Co. Ltd.	5,765,000	8,191,700
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,411,460	17,346,132
Largan Precision Co. Ltd.	55,000	6,515,534
Micro-Star International Co. Ltd.	1,656,000	4,774,423
Nien Made Enterprise Co. Ltd.	587,000	6,814,216
PChome Online, Inc.	312,963	3,404,739
Pou Chen Corp.	3,843,000	5,204,691
Taiwan Semiconductor Manufacturing Co. Ltd.	8,364,192	50,242,668
Unified-President Enterprises Corp.	4,123,000	7,990,082
Vanguard International Semiconductor Corp.	1,699,000	3,470,371
Voltronic Power Technology Corp.	304,000	4,570,341

TOTAL TAIWAN		138,426,241

Thailand - 1.8%
Delta Electronics PCL (For. Reg.)	454,500	1,018,288
Kasikornbank PCL (For. Reg.)	1,669,200	8,194,146
PTT Global Chemical PCL (For. Reg.)	1,577,200	2,700,878
Thai Beverage PCL	6,767,400	4,694,010

TOTAL THAILAND		16,607,322

United Kingdom - 0.7%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (UBS Warrant Programme) warrants 10/23/17 (b)(c)	660,536	6,789,801
United States of America - 1.0%
China Biologic Products, Inc. (b)	35,700	4,216,527
Cognizant Technology Solutions Corp. Class A (b)	92,500	4,749,875

TOTAL UNITED STATES OF AMERICA		8,966,402

TOTAL COMMON STOCKS
(Cost $811,826,674)		879,205,704
	Principal Amount	Value

Nonconvertible Bonds - 0.1%
India - 0.1%
NTPC Ltd. 8.49% 3/25/25
(Cost $449,651)	2,245,016	445,251
	Shares	Value

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.41% (d)	39,146,755	39,158,499
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	1,647,691	1,648,021
TOTAL MONEY MARKET FUNDS
(Cost $40,805,360)		40,806,520
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $853,081,685)		920,457,475
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,807,888
NET ASSETS - 100%		$922,265,363

Currency Abbreviations

INR – Indian rupee

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,327,161 or 1.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,698
Fidelity Securities Lending Cash Central Fund	72,033
Total	$136,731

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$87,008,593	$87,008,593	$--	$--
Consumer Staples	63,975,242	63,975,242	--	--
Energy	45,366,417	45,366,417	--	--
Financials	161,009,984	139,274,429	16,915,883	4,819,672
Health Care	44,874,285	44,698,898	175,387	--
Industrials	48,956,560	48,956,560	--	--
Information Technology	241,687,344	136,798,007	104,889,337	--
Materials	31,592,871	31,592,871	--	--
Real Estate	47,655,463	47,655,463	--	--
Telecommunication Services	53,923,841	22,484,133	31,439,708	--
Utilities	53,155,104	45,526,680	7,628,424	--
Corporate Bonds	445,251	--	445,251	--
Money Market Funds	40,806,520	40,806,520	--	--
Total Investments in Securities:	$920,457,475	$754,143,813	$161,493,990	$4,819,672

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$232,472,884

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,566,669) — See accompanying schedule: Unaffiliated issuers (cost $812,276,325)	$879,650,955
Fidelity Central Funds (cost $40,805,360)	40,806,520
Total Investments (cost $853,081,685)		$920,457,475
Foreign currency held at value (cost $2,702,126)		2,703,557
Receivable for investments sold		11,349,341
Receivable for fund shares sold		269,474
Dividends receivable		353,330
Interest receivable		1,730
Distributions receivable from Fidelity Central Funds		20,588
Prepaid expenses		2,345
Other receivables		385,682
Total assets		935,543,522
Liabilities
Payable for investments purchased	$9,528,636
Payable for fund shares redeemed	689,818
Accrued management fee	652,796
Other affiliated payables	190,893
Other payables and accrued expenses	569,291
Collateral on securities loaned, at value	1,646,725
Total liabilities		13,278,159
Net Assets		$922,265,363
Net Assets consist of:
Paid in capital		$994,228,868
Undistributed net investment income		8,874,495
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(147,640,120)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		66,802,120
Net Assets, for 27,634,314 shares outstanding		$922,265,363
Net Asset Value, offering price and redemption price per share ($922,265,363 ÷ 27,634,314 shares)		$33.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$24,259,314
Interest		36,153
Income from Fidelity Central Funds		136,731
Income before foreign taxes withheld		24,432,198
Less foreign taxes withheld		(2,422,512)
Total income		22,009,686
Expenses
Management fee
Basic fee	$6,369,309
Performance adjustment	1,319,607
Transfer agent fees	1,861,553
Accounting and security lending fees	431,452
Custodian fees and expenses	454,391
Independent trustees' fees and expenses	4,043
Registration fees	22,496
Audit	101,872
Legal	3,245
Interest	1,262
Miscellaneous	8,214
Total expenses before reductions	10,577,444
Expense reductions	(10,918)	10,566,526
Net investment income (loss)		11,443,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,855,868)
Fidelity Central Funds	7,350
Foreign currency transactions	(276,616)
Total net realized gain (loss)		(42,125,134)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $377,436)	88,123,301
Assets and liabilities in foreign currencies	(11,391)
Total change in net unrealized appreciation (depreciation)		88,111,910
Net gain (loss)		45,986,776
Net increase (decrease) in net assets resulting from operations		$57,429,936

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,443,160	$14,020,781
Net realized gain (loss)	(42,125,134)	31,654,705
Change in net unrealized appreciation (depreciation)	88,111,910	(108,963,314)
Net increase (decrease) in net assets resulting from operations	57,429,936	(63,287,828)
Distributions to shareholders from net investment income	(4,222,099)	(9,800,314)
Share transactions
Proceeds from sales of shares	45,716,202	198,826,376
Reinvestment of distributions	3,878,736	9,282,114
Cost of shares redeemed	(188,738,895)	(238,285,271)
Net increase (decrease) in net assets resulting from share transactions	(139,143,957)	(30,176,781)
Redemption fees	23,028	166,559
Total increase (decrease) in net assets	(85,913,092)	(103,098,364)
Net Assets
Beginning of period	1,008,178,455	1,111,276,819
End of period	$922,265,363	$1,008,178,455
Other Information
Undistributed net investment income end of period	$8,874,495	$2,018,342
Shares
Sold	1,462,017	5,802,749
Issued in reinvestment of distributions	126,673	283,510
Redeemed	(6,266,447)	(7,416,166)
Net increase (decrease)	(4,677,757)	(1,329,907)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Asia Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$31.20	$33.03	$30.91	$28.57	$27.32
Income from Investment Operations
Net investment income (loss)A	.39	.42	.43	.39	.46
Net realized and unrealized gain (loss)	1.91	(1.96)	2.08	2.49	1.30
Total from investment operations	2.30	(1.54)	2.51	2.88	1.76
Distributions from net investment income	(.13)	(.29)	(.39)	(.46)	(.51)
Distributions from net realized gain	–	–	–	(.08)	–
Total distributions	(.13)	(.29)	(.39)	(.54)	(.51)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$33.37	$31.20	$33.03	$30.91	$28.57
Total ReturnC	7.42%	(4.69)%	8.21%	10.19%	6.60%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.16%	1.09%	1.04%	1.08%	.94%
Expenses net of fee waivers, if any	1.16%	1.09%	1.04%	1.08%	.94%
Expenses net of all reductions	1.16%	1.09%	1.04%	1.05%	.91%
Net investment income (loss)	1.25%	1.26%	1.36%	1.31%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$922,265	$1,008,178	$1,111,277	$1,172,348	$1,325,208
Portfolio turnover rateF	77%	68%	90%	97%	94%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$109,588,208
Gross unrealized depreciation	(42,523,370)
Net unrealized appreciation (depreciation) on securities	$67,064,838
Tax Cost	$853,392,637

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,270,616
Capital loss carryforward	$(148,724,801)
Net unrealized appreciation (depreciation) on securities and other investments	$66,870,503

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(104,856,402)
No expiration
Short-term	(16,191,445)
Long-term	(27,676,954)
Total no expiration	(43,868,399)
Total capital loss carryforward	$(148,724,801)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$4,222,099	$ 9,800,314

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $692,058,490 and $805,278,577, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,512 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,946,500.58%		$956

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,312 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $72,033, including $12 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,161,455. The weighted average interest rate was .86%. The interest expense amounted to $306 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,053 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $6,865.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Fund	8.07%	2.57%	2.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$12,633	Fidelity® Emerging Markets Fund
$14,551	MSCI Emerging Markets Index

Fidelity® Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes returned slightly more than 8%, lagging the 9.67% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector positioning undercut favorable stock selection, particularly an overweighting in consumer staples and an underweighting in energy. Health care was a mixed bag, with favorable stock picks offset by the negative impact of a large overweighting. Geographically, my picks in Brazil and India hurt relative performance. The fund’s largest relative detractor was Petroleo Brasileiro – also known as Petrobras – Brazil’s large state-owned energy producer. We didn’t own Petrobras and so didn’t participate in this benchmark component’s 161% return. Other detractors included South Korea’s Samsung Electronics, a strong-performing index name we didn’t own for much of the period, and Brazilian bank Banco Bradesco, where our untimely ownership hurt. I sold Banco Bradesco from the fund by period end. Conversely, stock picking in consumer discretionary and financials added value. On a country basis, positioning in China helped. Our top relative contributor was a non-benchmark stake in Brazil-based Smiles, a firm that manages customer loyalty programs. The fund's overweighted holdings in two for-profit education companies, China-based TAL Education Group and Brazil’s Kroton Educacional, also proved timely.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Cayman Islands	13.4%
India	11.5%
United States of America*	10.6%
Brazil	8.9%
Korea (South)	7.8%
South Africa	7.5%
Mexico	7.3%
Taiwan	6.0%
Indonesia	3.6%
Other	23.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
India	13.5%
United States of America*	11.6%
Cayman Islands	9.4%
Mexico	8.5%
Brazil	8.3%
South Africa	6.8%
Korea (South)	5.5%
Taiwan	5.2%
Philippines	3.9%
Other	27.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	98.7
Short-Term Investments and Net Other Assets (Liabilities)	0.8	1.3

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	4.2	3.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.2	3.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.4	0.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.2	1.6
Naspers Ltd. Class N (South Africa, Media)	2.4	2.0
Baidu.com, Inc. sponsored ADR (Cayman Islands, Internet Software & Services)	1.7	1.3
Itau Unibanco Holding SA (Brazil, Banks)	1.5	1.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.2
Ambev SA sponsored ADR (Brazil, Beverages)	1.2	1.2
NAVER Corp. (Korea (South), Internet Software & Services)	1.1	1.0
	24.2

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.2	21.7
Financials	16.8	18.4
Consumer Staples	16.0	13.8
Consumer Discretionary	13.5	14.2
Industrials	8.2	9.8
Health Care	7.6	8.3
Materials	4.6	5.8
Utilities	2.7	3.3
Real Estate	1.7	0.0
Energy	1.4	2.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Emerging Markets Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
Argentina - 1.1%
Banco Macro SA sponsored ADR	281,800	$21,481,614
Grupo Financiero Galicia SA sponsored ADR (a)	624,700	19,453,158

TOTAL ARGENTINA		40,934,772

Australia - 0.9%
Amcor Ltd.	1,462,104	16,349,671
Sydney Airport unit	3,796,776	18,080,179

TOTAL AUSTRALIA		34,429,850

Belgium - 0.5%
Anheuser-Busch InBev SA NV	147,100	16,882,632
Bermuda - 2.8%
Axalta Coating Systems (b)	642,200	16,132,064
Cheung Kong Infrastructure Holdings Ltd.	2,116,000	17,338,783
China Gas Holdings Ltd.	12,302,000	18,749,107
China Resource Gas Group Ltd.	6,441,000	20,222,724
Credicorp Ltd. (United States)	194,732	28,952,754

TOTAL BERMUDA		101,395,432

Brazil - 5.4%
BB Seguridade Participacoes SA	2,441,820	24,586,496
CCR SA	3,763,400	20,455,824
Cielo SA	2,698,754	27,393,368
Kroton Educacional SA	4,983,260	24,822,630
Odontoprev SA	4,079,694	15,337,195
Qualicorp SA	3,044,100	19,588,288
Smiles SA	1,032,200	18,839,590
Ultrapar Participacoes SA	1,185,600	26,865,429
Weg SA	4,003,990	22,077,138

TOTAL BRAZIL		199,965,958

Cayman Islands - 13.4%
Alibaba Group Holding Ltd. sponsored ADR (b)	1,161,900	118,153,611
Baidu.com, Inc. sponsored ADR (b)	355,400	62,856,044
Ctrip.com International Ltd. ADR (b)	720,100	31,792,415
NetEase, Inc. ADR	136,500	35,079,135
New Oriental Education & Technology Group, Inc. sponsored ADR	483,300	24,227,829
Shenzhou International Group Holdings Ltd.	3,402,000	22,568,728
Sino Biopharmaceutical Ltd.	32,397,000	22,682,558
TAL Education Group ADR (a)(b)	250,400	20,392,576
Tencent Holdings Ltd.	5,811,800	154,026,280

TOTAL CAYMAN ISLANDS		491,779,176

China - 1.9%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	6,457,008	17,143,595
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	2,853,125	19,428,435
Kweichow Moutai Co. Ltd. (A Shares)	368,892	17,310,017
Shanghai International Airport Co. Ltd. (A Shares)	4,278,600	17,118,694

TOTAL CHINA		71,000,741

France - 0.4%
Dassault Systemes SA	207,462	16,429,265
Germany - 0.5%
Wirecard AG (a)	368,663	17,489,102
Hong Kong - 2.3%
AIA Group Ltd.	3,042,200	19,201,177
CSPC Pharmaceutical Group Ltd.	22,438,000	23,260,958
Guangdong Investment Ltd.	14,667,000	22,164,416
Techtronic Industries Co. Ltd.	4,964,500	18,691,569

TOTAL HONG KONG		83,318,120

India - 10.7%
Amara Raja Batteries Ltd.	1,242,781	18,860,968
Asian Paints Ltd.	1,259,949	20,208,535
Colgate-Palmolive Ltd.	1,172,862	17,110,606
Divi's Laboratories Ltd.	988,451	18,965,743
Eicher Motors Ltd.	55,469	19,973,861
GlaxoSmithKline Consumer Healthcare Ltd.	191,006	17,406,756
Godrej Consumer Products Ltd.	882,934	21,298,546
HDFC Bank Ltd.	845,121	18,885,099
Hindustan Unilever Ltd.	1,701,741	21,340,181
Housing Development Finance Corp. Ltd.	2,273,814	47,439,406
IndusInd Bank Ltd.	997,879	17,948,387
ITC Ltd.	7,753,207	28,255,632
LIC Housing Finance Ltd.	2,368,838	20,694,566
Power Grid Corp. of India Ltd.	6,881,239	18,145,593
Sun Pharmaceutical Industries Ltd.	2,246,132	25,032,056
Tata Consultancy Services Ltd.	834,250	29,999,280
Titan Co. Ltd.	1,980,527	11,090,936
Zee Entertainment Enterprises Ltd.	2,490,320	19,426,269

TOTAL INDIA		392,082,420

Indonesia - 3.6%
PT ACE Hardware Indonesia Tbk	224,374,400	14,702,645
PT Bank Central Asia Tbk	26,238,400	31,219,433
PT Bank Rakyat Indonesia Tbk	31,293,900	29,260,084
PT Kalbe Farma Tbk	149,536,200	19,941,216
PT Matahari Department Store Tbk	14,915,400	20,604,697
PT Surya Citra Media Tbk	88,330,500	17,939,594

TOTAL INDONESIA		133,667,669

Israel - 0.5%
Frutarom Industries Ltd.	365,900	19,361,807
Kenya - 0.5%
Safaricom Ltd.	94,198,200	18,394,828
Korea (South) - 7.8%
AMOREPACIFIC Corp.	90,977	28,555,716
AMOREPACIFIC Group, Inc.	173,287	22,423,050
Coway Co. Ltd.	291,671	22,849,056
KT&G Corp.	264,182	26,100,490
LG Household & Health Care Ltd.	32,766	23,491,150
NAVER Corp.	51,638	38,691,648
Samsung Electronics Co. Ltd.	85,821	122,981,424

TOTAL KOREA (SOUTH)		285,092,534

Luxembourg - 0.5%
Eurofins Scientific SA	40,160	18,247,046
Mexico - 7.3%
Banregio Grupo Financiero S.A.B. de CV	2,857,515	18,722,536
Embotelladoras Arca S.A.B. de CV	2,879,500	17,918,988
Fomento Economico Mexicano S.A.B. de CV unit	3,601,567	34,546,537
Gruma S.A.B. de CV Series B	1,582,255	21,953,673
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	2,162,557	20,902,468
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	1,354,740	21,547,827
Grupo Aeroportuario Norte S.A.B. de CV	2,921,600	16,998,484
Grupo Financiero Banorte S.A.B. de CV Series O	5,048,400	29,730,565
Kimberly-Clark de Mexico SA de CV Series A	9,160,200	19,753,968
Megacable Holdings S.A.B. de CV unit	4,779,152	17,375,976
Promotora y Operadora de Infraestructura S.A.B. de CV	1,723,775	19,270,602
Wal-Mart de Mexico SA de CV Series V	13,139,600	27,800,254

TOTAL MEXICO		266,521,878

Netherlands - 0.5%
Yandex NV Series A (b)	851,600	16,768,004
Philippines - 2.7%
Ayala Corp.	1,140,930	19,671,410
Ayala Land, Inc.	28,335,400	21,209,351
D&L Industries, Inc.	76,809,200	17,414,283
SM Investments Corp.	1,422,733	19,741,616
SM Prime Holdings, Inc.	36,034,800	20,015,406

TOTAL PHILIPPINES		98,052,066

Russia - 2.4%
Magnit OJSC	163,269	27,374,058
NOVATEK OAO GDR (Reg. S)	233,000	24,907,700
Sberbank of Russia (b)	16,184,100	37,670,906

TOTAL RUSSIA		89,952,664

South Africa - 7.5%
Aspen Pharmacare Holdings Ltd.	1,104,790	24,066,745
Bidcorp Ltd.	1,277,498	22,525,273
Capitec Bank Holdings Ltd.	433,511	22,023,179
Discovery Ltd.	2,570,785	21,969,523
FirstRand Ltd.	8,267,900	29,628,622
Mondi Ltd.	944,966	18,466,565
Naspers Ltd. Class N	515,712	86,434,230
Sanlam Ltd.	5,160,800	25,016,030
Shoprite Holdings Ltd.	1,598,400	23,589,995

TOTAL SOUTH AFRICA		273,720,162

Spain - 0.5%
Amadeus IT Holding SA Class A	400,400	18,900,181
Sweden - 0.5%
ASSA ABLOY AB (B Shares)	1,003,800	18,242,515
Switzerland - 1.0%
Nestle SA (Reg. S)	246,798	17,896,288
Sika AG	3,880	18,648,153

TOTAL SWITZERLAND		36,544,441

Taiwan - 6.0%
Advantech Co. Ltd.	2,226,000	18,144,917
ECLAT Textile Co. Ltd.	1,710,288	19,474,234
Largan Precision Co. Ltd.	244,000	28,905,276
Taiwan Semiconductor Manufacturing Co. Ltd.	25,462,000	152,947,098

TOTAL TAIWAN		219,471,525

Thailand - 2.0%
Airports of Thailand PCL (For. Reg.)	1,986,900	21,605,677
Bangkok Dusit Medical Services PCL (For. Reg.)	26,542,400	17,271,972
Minor International PCL (For. Reg.)	17,047,800	18,732,509
Thai Beverage PCL	22,505,100	15,610,006

TOTAL THAILAND		73,220,164

United Arab Emirates - 0.4%
DP World Ltd.	897,806	16,115,618
United Kingdom - 1.5%
British American Tobacco PLC (United Kingdom)	333,300	19,102,406
Imperial Tobacco Group PLC	368,332	17,832,912
NMC Health PLC	1,069,600	19,127,272

TOTAL UNITED KINGDOM		56,062,590

United States of America - 9.8%
A.O. Smith Corp.	375,400	16,956,818
Alphabet, Inc. Class C (b)	22,145	17,373,638
Amazon.com, Inc. (b)	21,180	16,728,388
American Tower Corp.	144,700	16,957,393
Amphenol Corp. Class A	285,300	18,809,829
China Biologic Products, Inc. (b)	162,678	19,213,899
Ecolab, Inc.	134,800	15,390,116
Facebook, Inc. Class A (b)	126,100	16,517,839
Gartner, Inc. (b)	175,100	15,065,604
International Flavors & Fragrances, Inc.	131,210	17,159,644
MasterCard, Inc. Class A	186,500	19,959,230
Mettler-Toledo International, Inc. (b)	42,880	17,326,950
Moody's Corp.	159,700	16,053,044
MSCI, Inc.	233,700	18,740,403
NIKE, Inc. Class B	321,000	16,107,780
Philip Morris International, Inc.	185,900	17,928,196
PPG Industries, Inc.	177,856	16,563,729
S&P Global, Inc.	141,600	17,253,960
TransDigm Group, Inc.	59,200	16,129,632
Visa, Inc. Class A	212,800	17,558,128
Yum! Brands, Inc.	203,100	17,523,468

TOTAL UNITED STATES OF AMERICA		361,317,688

TOTAL COMMON STOCKS
(Cost $2,856,971,806)		3,485,360,848

Preferred Stocks - 4.3%
Convertible Preferred Stocks - 0.8%
India - 0.8%
PC Jeweller Ltd. 13.00% (c)	169,426,966	30,541,656
Nonconvertible Preferred Stocks - 3.5%
Brazil - 3.5%
Ambev SA sponsored ADR	7,111,480	41,957,732
Itau Unibanco Holding SA	4,625,910	55,650,045
Itausa-Investimentos Itau SA (PN)	9,957,600	29,448,541
		127,056,318
TOTAL PREFERRED STOCKS
(Cost $135,138,743)		157,597,974

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.41% (d)	24,706,161	24,713,573
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	30,708,140	30,714,281
TOTAL MONEY MARKET FUNDS
(Cost $55,425,129)		55,427,854
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $3,047,535,678)		3,698,386,676
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(25,154,365)
NET ASSETS - 100%		$3,673,232,311

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,541,656 or 0.8% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$25,285,041

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$164,766
Fidelity Securities Lending Cash Central Fund	1,144,943
Total	$1,309,709

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$490,866,775	$460,325,119	$30,541,656	$--
Consumer Staples	583,108,657	546,109,963	36,998,694	--
Energy	51,773,129	51,773,129	--	--
Financials	620,700,938	564,144,933	56,556,005	--
Health Care	279,490,333	279,490,333	--	--
Industrials	304,077,921	285,835,406	18,242,515	--
Information Technology	964,048,901	657,075,523	306,973,378	--
Materials	175,694,567	175,694,567	--	--
Real Estate	58,182,150	58,182,150	--	--
Telecommunication Services	18,394,828	18,394,828	--	--
Utilities	96,620,623	96,620,623	--	--
Money Market Funds	55,427,854	55,427,854	--	--
Total Investments in Securities:	$3,698,386,676	$3,249,074,428	$449,312,248	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$666,460,877

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $29,603,506) — See accompanying schedule: Unaffiliated issuers (cost $2,992,110,549)	$3,642,958,822
Fidelity Central Funds (cost $55,425,129)	55,427,854
Total Investments (cost $3,047,535,678)		$3,698,386,676
Foreign currency held at value (cost $1,485)		1,510
Receivable for investments sold		34,882,383
Receivable for fund shares sold		2,810,835
Dividends receivable		3,922,032
Distributions receivable from Fidelity Central Funds		22,585
Prepaid expenses		9,373
Other receivables		1,673,132
Total assets		3,741,708,526
Liabilities
Payable for investments purchased	$31,581,198
Payable for fund shares redeemed	2,892,668
Accrued management fee	2,158,724
Other affiliated payables	662,788
Other payables and accrued expenses	470,026
Collateral on securities loaned, at value	30,710,811
Total liabilities		68,476,215
Net Assets		$3,673,232,311
Net Assets consist of:
Paid in capital		$3,493,934,336
Undistributed net investment income		17,935,313
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(488,808,056)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		650,170,718
Net Assets		$3,673,232,311
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,014,956,611 ÷ 124,350,769 shares)		$24.25
Class K:
Net Asset Value, offering price and redemption price per share ($658,275,700 ÷ 27,112,609 shares)		$24.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$58,880,371
Interest		1,142
Income from Fidelity Central Funds		1,309,709
Income before foreign taxes withheld		60,191,222
Less foreign taxes withheld		(5,368,976)
Total income		54,822,246
Expenses
Management fee	$23,732,309
Transfer agent fees	6,364,500
Accounting and security lending fees	1,447,441
Custodian fees and expenses	1,446,567
Independent trustees' fees and expenses	14,556
Registration fees	127,913
Audit	122,674
Legal	10,323
Interest	7,392
Miscellaneous	27,525
Total expenses before reductions	33,301,200
Expense reductions	(161,739)	33,139,461
Net investment income (loss)		21,682,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(227,255,582)
Fidelity Central Funds	6,658
Foreign currency transactions	(567,012)
Total net realized gain (loss)		(227,815,936)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $363,195)	470,386,999
Assets and liabilities in foreign currencies	(17,830)
Total change in net unrealized appreciation (depreciation)		470,369,169
Net gain (loss)		242,553,233
Net increase (decrease) in net assets resulting from operations		$264,236,018

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,682,785	$26,242,657
Net realized gain (loss)	(227,815,936)	(231,739,571)
Change in net unrealized appreciation (depreciation)	470,369,169	(191,944,680)
Net increase (decrease) in net assets resulting from operations	264,236,018	(397,441,594)
Distributions to shareholders from net investment income	(17,361,594)	(18,114,621)
Distributions to shareholders from net realized gain	–	(2,942,055)
Total distributions	(17,361,594)	(21,056,676)
Share transactions - net increase (decrease)	131,573,266	716,596,433
Redemption fees	1,810,193	519,430
Total increase (decrease) in net assets	380,257,883	298,617,593
Net Assets
Beginning of period	3,292,974,428	2,994,356,835
End of period	$3,673,232,311	$3,292,974,428
Other Information
Undistributed net investment income end of period	$17,935,313	$15,496,040

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.55	$25.44	$24.43	$22.15	$22.23
Income from Investment Operations
Net investment income (loss)A	.14	.19	.17	.20	.33
Net realized and unrealized gain (loss)	1.66	(2.91)	.86	2.38	(.11)
Total from investment operations	1.80	(2.72)	1.03	2.58	.22
Distributions from net investment income	(.11)	(.14)	(.02)	(.30)	(.30)
Distributions from net realized gain	–	(.03)	–	–	–
Total distributions	(.11)	(.17)	(.02)	(.30)	(.30)
Redemption fees added to paid in capitalA	.01	–B	–B	–B	–B
Net asset value, end of period	$24.25	$22.55	$25.44	$24.43	$22.15
Total ReturnC	8.07%	(10.76)%	4.22%	11.78%	1.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.05%	1.07%	1.08%	1.09%
Expenses net of fee waivers, if any	1.01%	1.05%	1.07%	1.08%	1.09%
Expenses net of all reductions	1.00%	1.03%	1.07%	1.03%	1.03%
Net investment income (loss)	.61%	.78%	.71%	.85%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$3,014,957	$2,738,934	$2,370,927	$2,241,338	$2,203,756
Portfolio turnover rateF	79%	107%	94%	119%	176%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.58	$25.48	$24.42	$22.15	$22.23
Income from Investment Operations
Net investment income (loss)A	.18	.24	.23	.25	.37
Net realized and unrealized gain (loss)	1.66	(2.92)	.86	2.38	(.10)
Total from investment operations	1.84	(2.68)	1.09	2.63	.27
Distributions from net investment income	(.15)	(.20)	(.03)	(.36)	(.35)
Distributions from net realized gain	–	(.03)	–	–	–
Total distributions	(.15)	(.22)B	(.03)	(.36)	(.35)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$24.28	$22.58	$25.48	$24.42	$22.15
Total ReturnD	8.27%	(10.60)%	4.47%	12.01%	1.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.85%	.86%	.87%	.87%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.87%	.87%
Expenses net of all reductions	.83%	.83%	.85%	.82%	.81%
Net investment income (loss)	.78%	.98%	.92%	1.07%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$658,276	$554,041	$623,430	$547,369	$607,919
Portfolio turnover rateG	79%	107%	94%	119%	176%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$704,504,212
Gross unrealized depreciation	(72,114,399)
Net unrealized appreciation (depreciation) on securities	$632,389,813
Tax Cost	$3,065,996,863

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,893,472
Capital loss carryforward	$(470,346,872)
Net unrealized appreciation (depreciation) on securities and other investments	$631,751,890

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(24,838,920)
No expiration
Short-term	(360,338,760)
Long-term	(85,169,192)
Total no expiration	(445,507,952)
Total capital loss carryforward	$(470,346,872)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$17,361,593	$ 21,056,676

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,816,722,956 and $2,675,719,953, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$6,093,454.22
Class K	271,046.05
	$6,364,500

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,120 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$45,190,667.65%		$7,392

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,668 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $193,421. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,144,943, including $5,055 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $136,860 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,342.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,537.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Emerging Markets	$13,660,209	$13,346,829
Class K	3,701,385	4,767,792
Total	$17,361,594	$18,114,621
From net realized gain
Emerging Markets	$–	$2,332,143
Class K	–	609,912
Total	$–	$2,942,055

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Emerging Markets
Shares sold	40,381,882	55,410,811	$879,217,354	$1,332,719,199
Reinvestment of distributions	572,542	546,115	12,670,348	13,577,228
Shares redeemed	(38,074,038)	(27,685,404)	(819,023,837)	(631,200,476)
Net increase (decrease)	2,880,386	28,271,522	$72,863,865	$715,095,951
Class K
Shares sold	8,389,679	8,915,876	$189,089,919	$215,741,410
Reinvestment of distributions	167,256	216,324	3,701,385	5,377,704
Shares redeemed	(5,977,816)	(9,064,709)	(134,081,903)	(219,618,632)
Net increase (decrease)	2,579,119	67,491	$58,709,401	$1,500,482

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Emerging Markets Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Fidelity® Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Europe Fund	(6.42)%	6.50%	1.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Period Ending Values
$12,000	Fidelity® Europe Fund
$11,034	MSCI Europe Index

Fidelity® Europe Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Stefan Lindblad:  For the one-year period ending October 31, 2016, the fund’s share classes (excluding sales charges, if applicable) posted negative results but, in general, modestly outpaced the -7.23% result of the fund’s benchmark MSCI Europe Index. Volatility was a consistent factor, stoked by the bottoming-out of commodities and its subsequent rebound, as well as by Brexit. Relative to the MSCI index, stock selection drove results, most notably in the consumer discretionary sector. Specifically, shares of German sports-apparel company adidas provided the biggest relative boost. The stock rose solidly throughout the period, and I sold our position to take profits after it reached my price target. Elsewhere, our position in Norwegian oil and gas company Statoil proved beneficial. I bought shares of Statoil when oil prices dropped to the low $30 range earlier in this reporting period. Once oil began to rally, I sold the position at a profit. Conversely, a combination of stock selection and an underweighting in the strong-performing materials sector held our relative performance back. Underweighting consumer staples also detracted. The fund’s most significant individual detractor, though, came from health care: Swedish medical tech company Getinge’s business restructuring has taken longer than expected, and the stock suffered.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Europe Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United Kingdom	20.5%
Sweden	15.4%
Germany	14.2%
France	8.7%
Netherlands	8.3%
Switzerland	8.2%
Bailiwick of Jersey	4.6%
Bermuda	3.5%
Ireland	3.3%
Other*	13.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	25.5%
Sweden	15.9%
Germany	14.5%
France	9.1%
Denmark	6.2%
Bailiwick of Jersey	5.5%
Isle of Man	3.8%
Spain	3.2%
Ireland	3.0%
Other*	13.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	98.3
Short-Term Investments and Net Other Assets (Liabilities)	0.4	1.7

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
SAP AG (Germany, Software)	4.7	3.5
Nestle SA (Reg. S) (Switzerland, Food Products)	4.7	0.0
Koninklijke Philips Electronics NV (Netherlands, Industrial Conglomerates)	3.8	0.0
Shire PLC (Bailiwick of Jersey, Biotechnology)	3.3	3.2
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	3.1	3.5
Vostok New Ventures Ltd. SDR (Bermuda, Capital Markets)	2.7	1.6
Standard Chartered PLC (United Kingdom) (United Kingdom, Banks)	2.7	3.0
William Hill PLC (United Kingdom, Hotels, Restaurants & Leisure)	2.6	3.1
Investor AB (B Shares) (Sweden, Diversified Financial Services)	2.3	0.0
Svenska Cellulosa AB (SCA) (B Shares) (Sweden, Household Products)	2.2	1.9
	32.1

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.2	17.7
Financials	21.1	24.6
Information Technology	16.3	13.4
Consumer Discretionary	12.7	16.7
Health Care	12.4	17.3
Consumer Staples	7.8	3.8
Materials	2.4	1.9
Real Estate	2.0	0.0
Energy	1.5	1.6
Utilities	1.2	1.3

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Europe Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Bailiwick of Jersey - 4.6%
Shire PLC	652,600	$36,847,557
Wolseley PLC	265,134	13,795,516

TOTAL BAILIWICK OF JERSEY		50,643,073

Bermuda - 3.5%
Vostok Emerging Finance Ltd. (depository receipt) (a)(b)(c)	53,380,307	8,746,849
Vostok New Ventures Ltd. SDR (b)	3,952,236	29,645,653

TOTAL BERMUDA		38,392,502

Denmark - 2.5%
Nets A/S (d)	947,200	18,089,035
Scandinavian Tobacco Group A/S	555,357	9,614,123

TOTAL DENMARK		27,703,158

Finland - 1.4%
Valmet Corp.	1,047,200	15,553,598
France - 8.7%
Bollore Group	3,447,549	11,353,641
Capgemini SA	225,100	18,651,374
Havas SA	2,857,100	23,243,724
Publicis Groupe SA	144,746	9,930,933
Rubis	148,500	13,543,359
Wendel SA	167,500	19,269,904

TOTAL FRANCE		95,992,935

Germany - 14.2%
Bertrandt AG	44,200	4,708,919
Brenntag AG	392,300	20,970,372
CompuGroup Medical AG	259,600	11,493,078
CTS Eventim AG	365,769	13,141,845
EDAG Engineering Group AG (a)	199,079	3,278,085
Fresenius Medical Care AG & Co. KGaA	139,900	11,395,434
Fresenius SE & Co. KGaA	206,797	15,264,247
GEA Group AG	386,506	14,945,508
LEG Immobilien AG	124,390	10,492,435
SAP AG	587,805	51,785,284

TOTAL GERMANY		157,475,207

Ireland - 3.3%
DCC PLC (United Kingdom)	149,700	12,212,466
Ryanair Holdings PLC sponsored ADR	152,067	11,418,711
United Drug PLC (United Kingdom)	1,554,241	12,432,125

TOTAL IRELAND		36,063,302

Isle of Man - 3.1%
Paysafe Group PLC (b)	4,237,010	22,455,814
Playtech Ltd.	1,030,319	11,703,105

TOTAL ISLE OF MAN		34,158,919

Italy - 1.1%
Prada SpA	3,449,900	12,099,371
Malta - 1.0%
Kambi Group PLC (a)(b)	752,299	11,181,849
Netherlands - 8.3%
CSM NV (exchangeable)	634,600	14,643,208
Intertrust NV	551,725	11,640,711
Koninklijke Philips Electronics NV	1,401,300	42,224,201
Koninklijke Wessanen NV	858,800	10,261,809
Wolters Kluwer NV	345,200	13,359,646

TOTAL NETHERLANDS		92,129,575

Norway - 2.3%
Schibsted ASA (A Shares)	396,600	9,508,973
TGS Nopec Geophysical Co. ASA (a)	812,300	16,467,500

TOTAL NORWAY		25,976,473

Spain - 1.5%
Amadeus IT Holding SA Class A	342,900	16,185,995
Sweden - 15.4%
AF AB (B Shares)	132,500	2,427,855
Dometic Group AB	1,899,000	13,434,908
Getinge AB (B Shares)	2,070,400	33,925,389
Hemfosa Fastigheter AB	1,295,260	12,189,468
Indutrade AB	903,300	16,791,580
Investor AB (B Shares)	703,868	25,023,058
Lundbergfoeretagen AB	94,092	6,094,210
Nobia AB	634,800	5,531,215
Nordea Bank AB	972,800	10,226,509
Pandox AB (a)	708,200	11,228,139
Svenska Cellulosa AB (SCA) (B Shares)	869,900	24,646,115
Svenska Handelsbanken AB (A Shares)	652,600	8,896,977

TOTAL SWEDEN		170,415,423

Switzerland - 8.2%
ABB Ltd. (Reg.)	929,180	19,169,382
Nestle SA (Reg. S)	713,854	51,764,346
Panalpina Welttransport Holding AG	151,620	19,688,919

TOTAL SWITZERLAND		90,622,647

United Kingdom - 20.5%
Bunzl PLC	460,058	12,382,811
CMC Markets PLC	3,189,300	7,409,229
Dechra Pharmaceuticals PLC	982,700	16,177,994
Diploma PLC	1,298,700	14,902,583
Essentra PLC	1,990,100	12,423,000
International Personal Finance PLC	4,993,203	17,998,899
Micro Focus International PLC	611,300	16,019,630
NCC Group Ltd.	5,707,500	13,238,432
Prudential PLC	1,465,649	23,917,724
Saga PLC	3,108,100	7,547,760
Shawbrook Group PLC (b)	2,688,800	7,398,373
Softcat PLC	3,064,278	12,152,191
St. James's Place Capital PLC	553,762	6,405,254
Standard Chartered PLC (United Kingdom)	3,361,700	29,292,698
William Hill PLC	8,013,573	29,013,878

TOTAL UNITED KINGDOM		226,280,456

TOTAL COMMON STOCKS
(Cost $1,128,734,265)		1,100,874,483

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 0.41% (e)	166,227	166,277
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	6,435,642	6,436,929
TOTAL MONEY MARKET FUNDS
(Cost $6,602,742)		6,603,206
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $1,135,337,007)		1,107,477,689
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,396,126)
NET ASSETS - 100%		$1,105,081,563

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,089,035 or 1.6% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,230
Fidelity Securities Lending Cash Central Fund	720,303
Total	$761,533

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Vostok Emerging Finance Ltd. (depository receipt)	$1,697,310	$3,320,861	$--	$--	$8,746,849
Total	$1,697,310	$3,320,861	$--	$--	$8,746,849

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$141,592,920	$141,592,920	$--	$--
Consumer Staples	86,672,270	34,907,924	51,764,346	--
Energy	16,467,500	16,467,500	--	--
Financials	229,127,931	196,313,230	32,814,701	--
Health Care	137,535,824	89,292,833	48,242,991	--
Industrials	245,905,708	184,512,125	61,393,583	--
Information Technology	180,280,860	128,495,576	51,785,284	--
Materials	27,066,208	27,066,208	--	--
Real Estate	22,681,903	22,681,903	--	--
Utilities	13,543,359	13,543,359	--	--
Money Market Funds	6,603,206	6,603,206	--	--
Total Investments in Securities:	$1,107,477,689	$861,476,784	$246,000,905	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$85,486,358

See accompanying notes which are an integral part of the financial statements.

Fidelity® Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $6,117,272) — See accompanying schedule: Unaffiliated issuers (cost $1,121,922,247)	$1,092,127,634
Fidelity Central Funds (cost $6,602,742)	6,603,206
Other affiliated issuers (cost $6,812,018)	8,746,849
Total Investments (cost $1,135,337,007)		$1,107,477,689
Foreign currency held at value (cost $153,461)		153,461
Receivable for investments sold		3,511,858
Receivable for fund shares sold		278,359
Dividends receivable		2,806,697
Distributions receivable from Fidelity Central Funds		6,563
Prepaid expenses		3,061
Other receivables		423,422
Total assets		1,114,661,110
Liabilities
Payable for investments purchased	$458,926
Payable for fund shares redeemed	1,590,155
Accrued management fee	751,469
Distribution and service plan fees payable	14,585
Other affiliated payables	236,894
Other payables and accrued expenses	93,635
Collateral on securities loaned, at value	6,433,883
Total liabilities		9,579,547
Net Assets		$1,105,081,563
Net Assets consist of:
Paid in capital		$1,336,948,143
Undistributed net investment income		11,516,901
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(215,386,504)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,996,977)
Net Assets		$1,105,081,563
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,266,603 ÷ 505,352 shares)		$34.17
Maximum offering price per share (100/94.25 of $34.17)		$36.25
Class T:
Net Asset Value and redemption price per share ($6,979,957 ÷ 204,514 shares)		$34.13
Maximum offering price per share (100/96.50 of $34.13)		$35.37
Class C:
Net Asset Value and offering price per share ($9,006,792 ÷ 266,348 shares)(a)		$33.82
Europe:
Net Asset Value, offering price and redemption price per share ($1,066,488,228 ÷ 31,126,337 shares)		$34.26
Class I:
Net Asset Value, offering price and redemption price per share ($5,339,983 ÷ 155,749 shares)		$34.29

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$26,678,819
Income from Fidelity Central Funds		761,533
Income before foreign taxes withheld		27,440,352
Less foreign taxes withheld		(2,468,243)
Total income		24,972,109
Expenses
Management fee
Basic fee	$8,740,355
Performance adjustment	1,346,685
Transfer agent fees	2,432,154
Distribution and service plan fees	196,334
Accounting and security lending fees	577,574
Custodian fees and expenses	120,074
Independent trustees' fees and expenses	5,629
Registration fees	92,430
Audit	90,972
Legal	7,723
Interest	1,290
Miscellaneous	11,035
Total expenses before reductions	13,622,255
Expense reductions	(168,284)	13,453,971
Net investment income (loss)		11,518,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,268,323)
Fidelity Central Funds	5,266
Foreign currency transactions	(9,441)
Total net realized gain (loss)		(10,272,498)
Change in net unrealized appreciation (depreciation) on: Investment securities	(89,572,080)
Assets and liabilities in foreign currencies	(354,842)
Total change in net unrealized appreciation (depreciation)		(89,926,922)
Net gain (loss)		(100,199,420)
Net increase (decrease) in net assets resulting from operations		$(88,681,282)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,518,138	$17,742,695
Net realized gain (loss)	(10,272,498)	56,856,298
Change in net unrealized appreciation (depreciation)	(89,926,922)	(21,376,933)
Net increase (decrease) in net assets resulting from operations	(88,681,282)	53,222,060
Distributions to shareholders from net investment income	(15,981,681)	(31,603,696)
Distributions to shareholders from net realized gain	(5,885,187)	–
Total distributions	(21,866,868)	(31,603,696)
Share transactions - net increase (decrease)	(219,773,724)	125,806,049
Redemption fees	22,478	48,244
Total increase (decrease) in net assets	(330,299,396)	147,472,657
Net Assets
Beginning of period	1,435,380,959	1,287,908,302
End of period	$1,105,081,563	$1,435,380,959
Other Information
Undistributed net investment income end of period	$11,516,901	$15,983,003

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class A

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$37.06	$36.24	$39.45
Income from Investment Operations
Net investment income (loss)B	.22	.37	.47
Net realized and unrealized gain (loss)	(2.67)	1.29	(3.68)
Total from investment operations	(2.45)	1.66	(3.21)
Distributions from net investment income	(.29)	(.84)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.44)	(.84)	–
Redemption fees added to paid in capitalB,C	–	–	–
Net asset value, end of period	$34.17	$37.06	$36.24
Total ReturnD,E,F	(6.69)%	4.63%	(8.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%	1.33%	1.35%I
Expenses net of fee waivers, if any	1.39%	1.33%	1.35%I
Expenses net of all reductions	1.38%	1.31%	1.35%I
Net investment income (loss)	.62%	.98%	1.94%I
Supplemental Data
Net assets, end of period (000 omitted)	$17,267	$23,381	$23,633
Portfolio turnover rateJ	62%	87%	80%K

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class T

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$36.94	$36.18	$39.45
Income from Investment Operations
Net investment income (loss)B	.11	.26	.40
Net realized and unrealized gain (loss)	(2.67)	1.29	(3.67)
Total from investment operations	(2.56)	1.55	(3.27)
Distributions from net investment income	(.09)	(.79)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.25)C	(.79)	–
Redemption fees added to paid in capitalB,D	–	–	–
Net asset value, end of period	$34.13	$36.94	$36.18
Total ReturnE,F,G	(6.99)%	4.33%	(8.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.70%	1.61%	1.62%J
Expenses net of fee waivers, if any	1.70%	1.61%	1.61%J
Expenses net of all reductions	1.68%	1.59%	1.61%J
Net investment income (loss)	.31%	.70%	1.68%J
Supplemental Data
Net assets, end of period (000 omitted)	$6,980	$9,632	$13,679
Portfolio turnover rateK	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class C

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$36.81	$36.07	$39.45
Income from Investment Operations
Net investment income (loss)B	(.06)	.07	.29
Net realized and unrealized gain (loss)	(2.65)	1.29	(3.67)
Total from investment operations	(2.71)	1.36	(3.38)
Distributions from net investment income	(.12)	(.62)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.28)C	(.62)	–
Redemption fees added to paid in capitalB,D	–	–	–
Net asset value, end of period	$33.82	$36.81	$36.07
Total ReturnE,F,G	(7.43)%	3.79%	(8.57)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.18%	2.13%	2.10%J
Expenses net of fee waivers, if any	2.18%	2.13%	2.10%J
Expenses net of all reductions	2.17%	2.11%	2.10%J
Net investment income (loss)	(.17)%	.18%	1.19%J
Supplemental Data
Net assets, end of period (000 omitted)	$9,007	$11,151	$6,818
Portfolio turnover rateK	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$37.19	$36.32	$37.92	$30.15	$27.67
Income from Investment Operations
Net investment income (loss)A	.33	.48	.94B	.61	.64
Net realized and unrealized gain (loss)	(2.68)	1.30	(2.00)	7.87	2.45
Total from investment operations	(2.35)	1.78	(1.06)	8.48	3.09
Distributions from net investment income	(.43)	(.91)	(.52)	(.70)	(.60)
Distributions from net realized gain	(.15)	–	(.02)	(.01)	(.02)
Total distributions	(.58)	(.91)	(.54)	(.71)	(.61)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$34.26	$37.19	$36.32	$37.92	$30.15
Total ReturnE	(6.42)%	4.97%	(2.82)%	28.71%	11.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.03%	.97%	1.06%	.83%
Expenses net of fee waivers, if any	1.07%	1.03%	.97%	1.05%	.83%
Expenses net of all reductions	1.06%	1.01%	.96%	1.02%	.80%
Net investment income (loss)	.94%	1.28%	2.43%B	1.82%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$1,066,488	$1,384,134	$1,237,047	$957,048	$602,520
Portfolio turnover rateH	62%	87%	80%I	59%	127%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding thi non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%.

 C Total distributions of $.61 per share is comprised of distributions from net investment income of $.595 and distributions from net realized gain of $.017 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Europe Fund Class I

Years ended October 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$37.21	$36.32	$39.45
Income from Investment Operations
Net investment income (loss)B	.35	.50	.56
Net realized and unrealized gain (loss)	(2.67)	1.30	(3.69)
Total from investment operations	(2.32)	1.80	(3.13)
Distributions from net investment income	(.45)	(.91)	–
Distributions from net realized gain	(.15)	–	–
Total distributions	(.60)	(.91)	–
Redemption fees added to paid in capitalB,C	–	–	–
Net asset value, end of period	$34.29	$37.21	$36.32
Total ReturnD,E	(6.33)%	5.02%	(7.93)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%	.98%	.97%H
Expenses net of fee waivers, if any	1.01%	.98%	.97%H
Expenses net of all reductions	1.00%	.96%	.96%H
Net investment income (loss)	1.00%	1.33%	2.33%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,340	$6,552	$5,666
Portfolio turnover rateI	62%	87%	80%J

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Europe and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$95,205,986
Gross unrealized depreciation	(131,418,275)
Net unrealized appreciation (depreciation) on securities	$(36,212,289)
Tax Cost	$1,143,689,978

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,376,217
Capital loss carryforward	$(210,891,559)
Net unrealized appreciation (depreciation) on securities and other investments	$(36,349,948)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(199,044,876)
No expiration
Short-term	(11,846,683)
Total capital loss carryforward	$(210,891,559)

Due to large redemptions in a prior period, $199,044,876 of capital losses that existed in the Fund prior to the mergers will be limited to approximately $32,029,274 per year.

The tax character of distributions paid was as follows:

	October 31, 2016	October 31,2015
Ordinary Income	$21,866,868	$ 31,603,696

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $774,962,231 and $1,005,252,770, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$50,523	$1,529
Class T	.25%	.25%	41,037	128
Class B	.75%	.25%	2,439	1,885
Class C	.75%	.25%	102,335	24,319
			$196,334	$27,861

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,563
Class T	1,042
Class B(a)	124
Class C(a)	3,282
$17,011

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$53,055.26
Class T	26,058.32
Class B	689.29
Class C	30,814.30
Europe	2,314,244.19
Class I	7,294.13
	$2,432,154

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,488,500.60%		$1,290

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,194 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $720,303. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $158,326 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,958.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$174,443	$549,660
Class T	23,347	299,142
Class B	–	18,443
Class C	38,160	108,670
Europe	15,664,870	30,497,764
Class I	80,861	130,017
Total	$15,981,681	$31,603,696
From net realized gain
Class A	$94,260	$–
Class T	39,080	–
Class C	47,778	–
Europe	5,676,211	–
Class I	27,858	–
Total	$5,885,187	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	144,459	402,890	$5,004,460	$15,313,815
Reinvestment of distributions	7,044	14,493	257,822	527,143
Shares redeemed	(277,024)	(438,670)	(9,579,027)	(16,388,542)
Net increase (decrease)	(125,521)	(21,287)	$(4,316,745)	$(547,584)
Class T
Shares sold	18,157	101,998	$629,088	$3,848,880
Reinvestment of distributions	1,677	8,153	61,481	296,280
Shares redeemed	(76,071)	(227,511)	(2,635,140)	(8,571,443)
Net increase (decrease)	(56,237)	(117,360)	$(1,944,571)	$(4,426,283)
Class B
Shares sold	183	7,973	$6,069	$306,370
Reinvestment of distributions	–	481	–	17,468
Shares redeemed	(14,607)	(23,568)	(499,471)	(877,823)
Net increase (decrease)	(14,424)	(15,114)	$(493,402)	$(553,985)
Class C
Shares sold	64,049	197,774	$2,232,592	$7,494,390
Reinvestment of distributions	2,232	2,632	81,438	95,708
Shares redeemed	(102,859)	(86,511)	(3,518,604)	(3,194,278)
Net increase (decrease)	(36,578)	113,895	$(1,204,574)	$4,395,820
Europe
Shares sold	2,489,815	10,168,406	$86,835,858	$387,319,779
Reinvestment of distributions	559,844	803,462	20,484,708	29,241,922
Shares redeemed	(9,143,028)	(7,807,853)	(318,516,566)	(290,372,067)
Net increase (decrease)	(6,093,369)	3,164,015	$(211,196,000)	$126,189,634
Class I
Shares sold	73,750	130,676	$2,648,638	$4,946,083
Reinvestment of distributions	2,803	2,526	102,586	91,940
Shares redeemed	(96,879)	(113,122)	(3,369,656)	(4,289,576)
Net increase (decrease)	(20,326)	20,080	$(618,432)	$748,447

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Fund	6.80%	7.21%	0.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Period Ending Values
$10,135	Fidelity® Japan Fund
$11,698	Tokyo Stock Price Index (TOPIX)

Fidelity® Japan Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Kirk Neureiter:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded single-digit gains that outpaced the 4.97% return of the benchmark Tokyo Stock Price Index by about 1 to 2 percentage points. Versus the benchmark, the fund was helped by stock selection in industrials, positioning in financials and a zero-weighting in the lagging utilities sector. A positive fair-value adjustment of 0.93 percentage points also lifted relative results. Our top relative contributor was DeNA, a provider of online gaming and e-commerce services. Our overweighting here proved timely, as the stock more than doubled in value this period. A second beneficial overweighting was Toshiba Plant Systems & Services, a company that builds and maintains power plants. KDDI, another relative contributor, is one of Japan’s major telecommunication-services providers and was the fund’s largest holding at period end. An out-of-benchmark stake in Sompo Care Message – which I sold – also rewarded us. Conversely, my picks in information technology weighed on relative performance. To a lesser extent, consumer discretionary and real estate decisions also hurt. An overweighting in real estate company Mitsui Fudosan was our largest relative detractor; I eliminated the position prior to period end. Tech-hardware maker Hitachi – also sold – hurt as well, as did our overweighting in East Japan Railway.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	98.3%
United States of America*	1.1%
Cayman Islands	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	98.1%
Cayman Islands	1.0%
United States of America*	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.1	0.9

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
KDDI Corp. (Wireless Telecommunication Services)	4.4	4.1
SoftBank Corp. (Wireless Telecommunication Services)	3.7	3.1
Astellas Pharma, Inc. (Pharmaceuticals)	3.7	5.0
ORIX Corp. (Diversified Financial Services)	3.6	3.3
Sony Corp. (Household Durables)	3.6	2.6
Mitsubishi UFJ Financial Group, Inc. (Banks)	3.3	3.1
Hoya Corp. (Health Care Equipment & Supplies)	3.2	3.3
East Japan Railway Co. (Road & Rail)	3.0	4.2
Honda Motor Co. Ltd. (Automobiles)	2.6	2.4
Suzuki Motor Corp. (Automobiles)	2.5	1.9
	33.6

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.2	20.3
Industrials	14.1	12.7
Information Technology	13.2	12.7
Health Care	12.3	13.5
Financials	11.6	16.4
Consumer Staples	11.1	9.9
Telecommunication Services	9.9	9.1
Materials	5.2	4.5
Real Estate	0.3	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Japan Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 21.2%
Auto Components - 3.8%
Bridgestone Corp.	143,900	$5,372,065
DaikyoNishikawa Corp.	125,600	1,624,045
Hi-Lex Corp.	17,200	470,716
NGK Spark Plug Co. Ltd.	214,300	4,242,269
Sumitomo Electric Industries Ltd.	249,000	3,690,955
		15,400,050
Automobiles - 6.8%
Fuji Heavy Industries Ltd.	89,600	3,497,877
Honda Motor Co. Ltd.	352,800	10,556,349
Isuzu Motors Ltd.	255,600	3,167,276
Suzuki Motor Corp.	284,700	10,126,166
		27,347,668
Hotels, Restaurants & Leisure - 0.8%
Skylark Co. Ltd.	230,600	3,247,794
Household Durables - 5.2%
Casio Computer Co. Ltd. (a)	189,200	2,644,867
Rinnai Corp.	41,200	3,967,960
Sony Corp.	457,600	14,422,750
		21,035,577
Internet & Direct Marketing Retail - 1.5%
Rakuten, Inc.	317,600	3,672,070
Start Today Co. Ltd.	123,900	2,178,617
		5,850,687
Media - 1.1%
Dentsu, Inc.	40,200	2,008,658
NEXT Co. Ltd. (a)	211,100	1,779,464
Proto Corp.	62,400	708,077
		4,496,199
Multiline Retail - 0.5%
Don Quijote Holdings Co. Ltd.	50,700	1,931,406
Specialty Retail - 1.5%
Nitori Holdings Co. Ltd.	15,600	1,869,858
USS Co. Ltd.	179,400	3,041,606
Xebio Holdings Co. Ltd.	78,700	1,223,989
		6,135,453

TOTAL CONSUMER DISCRETIONARY		85,444,834

CONSUMER STAPLES - 11.1%
Beverages - 1.5%
Asahi Group Holdings	166,200	5,944,657
Food & Staples Retailing - 6.1%
Ain Holdings, Inc.	39,300	2,656,975
San-A Co. Ltd.	49,600	2,705,369
Seven & i Holdings Co. Ltd.	182,500	7,627,515
Sundrug Co. Ltd.	50,800	4,006,065
Tsuruha Holdings, Inc.	22,800	2,635,034
Welcia Holdings Co. Ltd.	74,700	5,107,266
		24,738,224
Food Products - 0.1%
Japan Meat Co. Ltd.	31,900	449,283
Personal Products - 1.0%
Kao Corp.	77,400	3,989,196
Tobacco - 2.4%
Japan Tobacco, Inc.	249,700	9,509,887

TOTAL CONSUMER STAPLES		44,631,247

FINANCIALS - 11.6%
Banks - 4.3%
Mitsubishi UFJ Financial Group, Inc.	2,551,400	13,164,743
Shinsei Bank Ltd.	2,594,000	4,205,016
		17,369,759
Capital Markets - 0.5%
Monex Group, Inc.	833,700	1,915,912
Diversified Financial Services - 4.0%
Kyushu Railway Co.	50,600	1,490,932
ORIX Corp.	912,300	14,488,754
		15,979,686
Insurance - 2.8%
Sony Financial Holdings, Inc.	201,600	2,837,433
Tokio Marine Holdings, Inc.	217,800	8,616,880
		11,454,313

TOTAL FINANCIALS		46,719,670

HEALTH CARE - 12.3%
Biotechnology - 0.6%
PeptiDream, Inc. (a)(b)	44,300	2,289,559
Health Care Equipment & Supplies - 5.5%
Hoya Corp.	310,500	12,983,146
Olympus Corp.	259,300	9,272,194
		22,255,340
Health Care Providers & Services - 2.0%
Miraca Holdings, Inc.	71,800	3,478,059
Ship Healthcare Holdings, Inc.	140,300	4,113,879
Solasto Corp.	45,300	504,101
		8,096,039
Pharmaceuticals - 4.2%
Astellas Pharma, Inc.	990,400	14,699,381
Shionogi & Co. Ltd.	42,500	2,098,455
		16,797,836

TOTAL HEALTH CARE		49,438,774

INDUSTRIALS - 14.1%
Building Products - 1.5%
Daikin Industries Ltd.	64,500	6,199,676
Construction & Engineering - 1.1%
Toshiba Plant Systems & Services Corp.	265,900	4,297,707
Electrical Equipment - 3.6%
Mitsubishi Electric Corp.	447,000	6,063,293
Nidec Corp.	88,900	8,621,274
		14,684,567
Machinery - 2.4%
Komatsu Ltd.	61,500	1,368,935
Kubota Corp.	219,600	3,548,319
Makita Corp.	65,700	4,554,582
		9,471,836
Professional Services - 0.7%
Benefit One, Inc.	35,900	1,040,679
Outsourcing, Inc.	51,500	1,959,426
		3,000,105
Road & Rail - 3.0%
East Japan Railway Co.	136,400	12,040,191
Trading Companies & Distributors - 1.8%
Misumi Group, Inc.	321,800	5,882,432
Mitsui & Co. Ltd.	89,500	1,244,312
		7,126,744

TOTAL INDUSTRIALS		56,820,826

INFORMATION TECHNOLOGY - 13.2%
Electronic Equipment & Components - 6.9%
Alps Electric Co. Ltd.	20,600	495,013
Azbil Corp.	162,900	4,846,458
Iriso Electronics Co. Ltd.	18,100	997,597
Murata Manufacturing Co. Ltd.	18,700	2,615,896
OMRON Corp.	55,600	2,136,626
Shimadzu Corp.	613,000	8,937,513
TDK Corp.	55,400	3,835,263
Topcon Corp.	259,500	3,887,427
		27,751,793
Internet Software & Services - 3.6%
Alibaba Group Holding Ltd. sponsored ADR (b)	23,400	2,379,546
DeNA Co. Ltd.	158,100	5,095,623
Kakaku.com, Inc.	411,900	6,932,426
		14,407,595
IT Services - 0.3%
Otsuka Corp.	25,900	1,234,862
Semiconductors & Semiconductor Equipment - 0.9%
Sumco Corp.	367,100	3,857,578
Software - 1.5%
COLOPL, Inc. (a)	117,000	1,688,004
Nintendo Co. Ltd.	17,600	4,242,659
		5,930,663

TOTAL INFORMATION TECHNOLOGY		53,182,491

MATERIALS - 5.2%
Chemicals - 5.2%
Daicel Chemical Industries Ltd.	208,300	2,748,996
Hitachi Chemical Co. Ltd.	134,900	3,164,432
Kansai Paint Co. Ltd.	172,100	3,708,840
Shin-Etsu Chemical Co. Ltd.	87,600	6,658,335
Toray Industries, Inc.	524,000	4,890,733
		21,171,336
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Invincible Investment Corp.	2,530	1,230,380
TELECOMMUNICATION SERVICES - 9.9%
Diversified Telecommunication Services - 1.8%
Nippon Telegraph & Telephone Corp.	161,300	7,151,532
Wireless Telecommunication Services - 8.1%
KDDI Corp.	580,800	17,652,357
SoftBank Corp.	240,400	15,140,662
		32,793,019

TOTAL TELECOMMUNICATION SERVICES		39,944,551

TOTAL COMMON STOCKS
(Cost $353,862,189)		398,584,109

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 0.41% (c)	736,671	736,892
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	6,257,647	6,258,898
TOTAL MONEY MARKET FUNDS
(Cost $6,995,387)		6,995,790
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $360,857,576)		405,579,899
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(2,431,690)
NET ASSETS - 100%		$403,148,209

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,453
Fidelity Securities Lending Cash Central Fund	124,193
Total	$129,646

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$85,444,834	$60,465,735	$24,979,099	$--
Consumer Staples	44,631,247	44,631,247	--	--
Financials	46,719,670	33,554,927	13,164,743	--
Health Care	49,438,774	34,739,393	14,699,381	--
Industrials	56,820,826	55,451,891	1,368,935	--
Information Technology	53,182,491	48,939,832	4,242,659	--
Materials	21,171,336	21,171,336	--	--
Real Estate	1,230,380	1,230,380	--	--
Telecommunication Services	39,944,551	--	39,944,551	--
Money Market Funds	6,995,790	6,995,790	--	--
Total Investments in Securities:	$405,579,899	$307,180,531	$98,399,368	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$300,425,826

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,953,091) — See accompanying schedule: Unaffiliated issuers (cost $353,862,189)	$398,584,109
Fidelity Central Funds (cost $6,995,387)	6,995,790
Total Investments (cost $360,857,576)		$405,579,899
Receivable for investments sold		1,625,758
Receivable for fund shares sold		1,020,188
Dividends receivable		2,396,916
Distributions receivable from Fidelity Central Funds		15,643
Prepaid expenses		1,054
Other receivables		700
Total assets		410,640,158
Liabilities
Payable for investments purchased	$401,493
Payable for fund shares redeemed	489,133
Accrued management fee	169,088
Distribution and service plan fees payable	19,365
Other affiliated payables	82,996
Other payables and accrued expenses	71,758
Collateral on securities loaned, at value	6,258,116
Total liabilities		7,491,949
Net Assets		$403,148,209
Net Assets consist of:
Paid in capital		$553,719,763
Undistributed net investment income		3,364,219
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(198,564,073)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,628,300
Net Assets		$403,148,209
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,909,966 ÷ 1,899,417 shares)		$12.59
Maximum offering price per share (100/94.25 of $12.59)		$13.36
Class T:
Net Asset Value and redemption price per share ($4,192,527 ÷ 333,633 shares)		$12.57
Maximum offering price per share (100/96.50 of $12.57)		$13.03
Class C:
Net Asset Value and offering price per share ($15,076,897 ÷ 1,211,579 shares)(a)		$12.44
Japan:
Net Asset Value, offering price and redemption price per share ($352,936,346 ÷ 27,916,051 shares)		$12.64
Class I:
Net Asset Value, offering price and redemption price per share ($7,032,473 ÷ 557,040 shares)		$12.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$7,837,925
Income from Fidelity Central Funds		129,646
Income before foreign taxes withheld		7,967,571
Less foreign taxes withheld		(785,680)
Total income		7,181,891
Expenses
Management fee
Basic fee	$3,155,826
Performance adjustment	(931,093)
Transfer agent fees	880,448
Distribution and service plan fees	252,555
Accounting and security lending fees	234,932
Custodian fees and expenses	49,872
Independent trustees' fees and expenses	2,044
Registration fees	81,205
Audit	78,931
Legal	1,537
Interest	1,981
Miscellaneous	3,993
Total expenses before reductions	3,812,231
Expense reductions	(5,833)	3,806,398
Net investment income (loss)		3,375,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(20,161,579)
Fidelity Central Funds	1,060
Foreign currency transactions	213,018
Total net realized gain (loss)		(19,947,501)
Change in net unrealized appreciation (depreciation) on: Investment securities	35,434,261
Assets and liabilities in foreign currencies	(75,691)
Total change in net unrealized appreciation (depreciation)		35,358,570
Net gain (loss)		15,411,069
Net increase (decrease) in net assets resulting from operations		$18,786,562

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,375,493	$3,112,183
Net realized gain (loss)	(19,947,501)	(392,382)
Change in net unrealized appreciation (depreciation)	35,358,570	1,937,241
Net increase (decrease) in net assets resulting from operations	18,786,562	4,657,042
Distributions to shareholders from net investment income	(3,027,093)	(3,310,432)
Distributions to shareholders from net realized gain	(270,338)	–
Total distributions	(3,297,431)	(3,310,432)
Share transactions - net increase (decrease)	(159,708,771)	70,904,089
Redemption fees	43,507	139,156
Total increase (decrease) in net assets	(144,176,133)	72,389,855
Net Assets
Beginning of period	547,324,342	474,934,487
End of period	$403,148,209	$547,324,342
Other Information
Undistributed net investment income end of period	$3,364,219	$3,017,018

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.87	$11.65	$12.00	$9.30	$9.54
Income from Investment Operations
Net investment income (loss)A	.06	.04	.05	.08	.09
Net realized and unrealized gain (loss)	.72	.23	(.31)	2.80	(.15)
Total from investment operations	.78	.27	(.26)	2.88	(.06)
Distributions from net investment income	(.05)	(.05)	(.08)	(.11)	(.13)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.06)	(.05)	(.09)	(.19)	(.18)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	–B
Net asset value, end of period	$12.59	$11.87	$11.65	$12.00	$9.30
Total ReturnC,D	6.56%	2.31%	(2.18)%	31.58%	(.64)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%	1.10%	1.23%	1.26%	1.42%
Expenses net of fee waivers, if any	1.08%	1.10%	1.23%	1.26%	1.38%
Expenses net of all reductions	1.08%	1.09%	1.23%	1.25%	1.36%
Net investment income (loss)	.51%	.37%	.41%	.75%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$23,910	$23,918	$21,352	$20,520	$9,495
Portfolio turnover rateG	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.85	$11.62	$11.96	$9.28	$9.51
Income from Investment Operations
Net investment income (loss)A	.02	–B	.01	.05	.06
Net realized and unrealized gain (loss)	.71	.23	(.30)	2.78	(.13)
Total from investment operations	.73	.23	(.29)	2.83	(.07)
Distributions from net investment income	–B	–	(.04)	(.08)	(.11)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.01)	–	(.05)	(.16)	(.16)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	–B
Net asset value, end of period	$12.57	$11.85	$11.62	$11.96	$9.28
Total ReturnC,D	6.15%	1.98%	(2.42)%	31.04%	(.75)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.44%	1.43%	1.54%	1.55%	1.70%
Expenses net of fee waivers, if any	1.44%	1.43%	1.54%	1.55%	1.66%
Expenses net of all reductions	1.44%	1.42%	1.54%	1.53%	1.64%
Net investment income (loss)	.16%	.04%	.10%	.46%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$4,193	$4,809	$4,104	$5,357	$3,934
Portfolio turnover rateG	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.77	$11.58	$11.96	$9.25	$9.48
Income from Investment Operations
Net investment income (loss)A	(.02)	(.04)	(.03)	–B	.02
Net realized and unrealized gain (loss)	.69	.23	(.32)	2.79	(.14)
Total from investment operations	.67	.19	(.35)	2.79	(.12)
Distributions from net investment income	–	–	(.03)	(.01)	(.06)
Distributions from net realized gain	–	–	(.01)	(.08)	(.05)
Total distributions	–	–	(.03)C	(.09)	(.11)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	–B
Net asset value, end of period	$12.44	$11.77	$11.58	$11.96	$9.25
Total ReturnD,E	5.69%	1.64%	(2.90)%	30.55%	(1.27)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.81%	1.93%	1.97%	2.15%
Expenses net of fee waivers, if any	1.81%	1.81%	1.93%	1.97%	2.11%
Expenses net of all reductions	1.81%	1.80%	1.93%	1.95%	2.09%
Net investment income (loss)	(.21)%	(.34)%	(.29)%	.04%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$15,077	$18,491	$13,162	$11,824	$7,015
Portfolio turnover rateH	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$11.69	$12.03	$9.34	$9.57
Income from Investment Operations
Net investment income (loss)A	.09	.08	.09	.12	.12
Net realized and unrealized gain (loss)	.72	.23	(.32)	2.79	(.14)
Total from investment operations	.81	.31	(.23)	2.91	(.02)
Distributions from net investment income	(.07)	(.09)	(.11)	(.15)	(.16)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.08)	(.09)	(.11)B	(.23)	(.21)
Redemption fees added to paid in capitalA	–C	–C	–C	.01	–C
Net asset value, end of period	$12.64	$11.91	$11.69	$12.03	$9.34
Total ReturnD	6.80%	2.66%	(1.90)%	31.92%	(.19)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.80%	.90%	.93%	1.09%
Expenses net of fee waivers, if any	.78%	.80%	.90%	.93%	1.06%
Expenses net of all reductions	.78%	.79%	.90%	.91%	1.04%
Net investment income (loss)	.81%	.67%	.74%	1.08%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$352,936	$485,803	$415,612	$480,773	$353,550
Portfolio turnover rateG	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.89	$11.67	$12.02	$9.33	$9.57
Income from Investment Operations
Net investment income (loss)A	.10	.08	.09	.13	.12
Net realized and unrealized gain (loss)	.70	.23	(.32)	2.78	(.14)
Total from investment operations	.80	.31	(.23)	2.91	(.02)
Distributions from net investment income	(.07)	(.09)	(.12)	(.15)	(.17)
Distributions from net realized gain	(.01)	–	(.01)	(.08)	(.05)
Total distributions	(.07)B	(.09)	(.12)C	(.23)	(.22)
Redemption fees added to paid in capitalA	–D	–D	–D	.01	–D
Net asset value, end of period	$12.62	$11.89	$11.67	$12.02	$9.33
Total ReturnE	6.77%	2.72%	(1.90)%	32.04%	(.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.80%	.89%	.90%	1.03%
Expenses net of fee waivers, if any	.77%	.80%	.89%	.90%	1.01%
Expenses net of all reductions	.76%	.79%	.89%	.88%	.99%
Net investment income (loss)	.83%	.67%	.76%	1.11%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$7,032	$13,957	$20,253	$20,033	$1,488
Portfolio turnover rateH	15%	35%	112%	68%	52%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of .065 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive-foreign investment companies (PFIC), expiring capital loss carryforwards, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$62,245,810
Gross unrealized depreciation	(22,000,840)
Net unrealized appreciation (depreciation) on securities	$40,244,970

Tax Cost	$365,334,929

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,358,745
Capital loss carryforward	$(195,080,291)
Net unrealized appreciation (depreciation) on securities and other investments	$40,150,155

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(41,604,069)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(167,297,969)
No expiration
Short-term	(10,932,314)
Long-term	(16,850,008)
Total no expiration	(27,782,322)
Total capital loss carryforward	$(195,080,291)

Due to large redemptions in a prior period, $141,955,883 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $1,617,303 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$3,297,431	$ 3,310,432

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $66,643,788 and $222,810,669, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$64,315	$15,057
Class T	.25%	.25%	22,238	73
Class B	.75%	.25%	1,473	1,107
Class C	.75%	.25%	164,529	50,712
			$252,555	$66,949

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,740
Class T	1,209
Class B(a)	48
Class C(a)	8,824
$15,821

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$61,063.24
Class T	15,235.34
Class B	416.29
Class C	35,044.21
Japan	755,481.19
Class I	13,209.17
	$880,448

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $109 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,216,750.62%		$1,981

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,143 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $124,193. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,905 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,928.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$121,415	$79,823
Class T	822	–
Japan	2,828,514	3,066,127
Class I	76,342	164,482
Total	$3,027,093	$3,310,432
From net realized gain
Class A	$14,867	$–
Class T	2,466	–
Japan	245,958	–
Class I	7,047	–
Total	$270,338	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	813,081	1,104,408	$9,592,333	$13,420,485
Reinvestment of distributions	10,746	6,565	128,096	74,452
Shares redeemed	(938,856)	(929,216)	(10,914,042)	(10,724,499)
Net increase (decrease)	(115,029)	181,757	$(1,193,613)	$2,770,438
Class T
Shares sold	36,363	180,232	$424,255	$2,170,519
Reinvestment of distributions	269	–	3,216	–
Shares redeemed	(108,870)	(127,640)	(1,266,529)	(1,490,023)
Net increase (decrease)	(72,238)	52,592	$(839,058)	$680,496
Class B
Shares sold	1,967	711	$21,930	$8,779
Shares redeemed	(31,378)	(10,106)	(356,692)	(116,253)
Net increase (decrease)	(29,411)	(9,395)	$(334,762)	$(107,474)
Class C
Shares sold	261,804	747,753	$3,054,392	$8,932,993
Shares redeemed	(621,443)	(312,924)	(7,129,408)	(3,580,602)
Net increase (decrease)	(359,639)	434,829	$(4,075,016)	$5,352,391
Japan
Shares sold	4,048,778	18,408,352	$48,328,822	$225,875,166
Reinvestment of distributions	251,274	262,630	3,000,214	2,980,854
Shares redeemed	(17,176,238)	(13,426,033)	(197,588,759)	(161,325,584)
Net increase (decrease)	(12,876,186)	5,244,949	$(146,259,723)	$67,530,436
Class I
Shares sold	323,014	1,688,546	$3,826,994	$20,578,143
Reinvestment of distributions	6,575	14,222	78,372	161,134
Shares redeemed	(946,812)	(2,263,385)	(10,911,965)	(26,061,475)
Net increase (decrease)	(617,223)	(560,617)	$(7,006,599)	$(5,322,198)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers International II Fund were the owners of record of approximately 18% and 19%, respectively, of the total outstanding shares of the Fund. Mutual Funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

Fidelity® Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	15.44%	14.82%	3.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Period Ending Values
$13,995	Fidelity® Japan Smaller Companies Fund
$13,464	Russell/Nomura Mid-Small Cap™ Index

Fidelity® Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager David Jenkins:  For the year, the fund advanced 15.44%, versus the 6.99% return of its benchmark, the Russell/Nomura Mid-Small Cap Index. A strengthening yen bolstered the benchmark’s return in U.S. dollars, even as Japanese equities declined in local-currency terms. Strong security selection in nine of 11 sectors, notably consumer discretionary and consumer staples, pushed the fund ahead of the benchmark. Top individual contributors included consumer staples stocks Kotobuki Spirits and Rokko Butter. Kotobuki makes premium desserts and sweets. A strong reception for its new products and improvement to existing products enabled the company to raise prices, fueling better-than-expected revenue and earnings growth. Rokko Butter, a flavored cheese company, benefited as new higher-priced products sold well, resulting in massive earnings growth that drove the stock higher. We locked in gains and had all but eliminated Rokko from the portfolio by period end. By contrast, picks in materials and energy nicked relative performance. The biggest individual detractors, however, came from elsewhere. They included Shinksei Bank, a mid-size diversified financial institution with above-average exposure to consumer finance. The stock fell amid concern over the impact negative interest rates would have on the company’s bottom-line.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	97.9%
United States of America*	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	94.8%
United States of America*	5.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	94.8
Short-Term Investments and Net Other Assets (Liabilities)	2.1	5.2

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Elecom Co. Ltd. (Technology Hardware, Storage & Peripherals)	2.4	2.0
Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	2.3	2.0
Nitori Holdings Co. Ltd. (Specialty Retail)	2.2	1.8
Amano Corp. (Electronic Equipment & Components)	1.9	1.9
ORIX Corp. (Diversified Financial Services)	1.9	1.6
Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	1.9	1.5
Kuraray Co. Ltd. (Chemicals)	1.8	1.6
Tokio Marine Holdings, Inc. (Insurance)	1.8	1.2
A/S One Corp. (Health Care Providers & Services)	1.8	1.5
Daiichikosho Co. Ltd. (Media)	1.8	1.8
	19.8

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.7	23.1
Consumer Discretionary	19.1	19.6
Consumer Staples	11.0	11.6
Information Technology	10.2	9.4
Financials	9.4	9.0
Materials	8.2	7.2
Health Care	7.3	7.8
Utilities	3.6	3.6
Real Estate	2.8	0.0
Energy	2.0	2.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Japan Smaller Companies Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 19.1%
Auto Components - 4.1%
Bridgestone Corp.	256,000	$9,556,975
Hi-Lex Corp.	265,000	7,252,312
Sumitomo Electric Industries Ltd.	470,000	6,966,864
		23,776,151
Automobiles - 1.1%
Fuji Heavy Industries Ltd.	169,000	6,597,559
Distributors - 2.4%
Central Automotive Products Ltd.	885,000	7,662,630
Chori Co. Ltd.	406,100	6,443,696
		14,106,326
Diversified Consumer Services - 1.2%
Asante, Inc.	445,000	6,751,168
Hotels, Restaurants & Leisure - 1.3%
KOMEDA Holdings Co. Ltd. (a)	185,200	3,000,427
Koshidaka Holdings Co. Ltd.	286,600	4,667,806
		7,668,233
Media - 2.1%
Daiichikosho Co. Ltd.	237,400	10,334,042
Proto Corp.	174,000	1,974,445
		12,308,487
Specialty Retail - 5.8%
Arc Land Sakamoto Co. Ltd.	611,700	7,302,836
Fuji Corp.	303,300	6,047,490
Nitori Holdings Co. Ltd.	108,100	12,957,156
VT Holdings Co. Ltd.	1,487,400	8,013,550
		34,321,032
Textiles, Apparel & Luxury Goods - 1.1%
Hagihara Industries, Inc.	276,400	6,491,591

TOTAL CONSUMER DISCRETIONARY		112,020,547

CONSUMER STAPLES - 11.0%
Food & Staples Retailing - 4.4%
Mitsubishi Shokuhin Co. Ltd.	334,600	11,007,628
San-A Co. Ltd.	179,900	9,812,415
Sogo Medical Co. Ltd.	170,700	5,208,735
		26,028,778
Food Products - 5.1%
Japan Meat Co. Ltd.	478,500	6,739,244
Kotobuki Spirits Co. Ltd.	434,000	10,255,097
Morinaga & Co. Ltd.	114,000	5,310,289
Rokko Butter Co. Ltd.	500	13,464
S Foods, Inc. (a)	276,300	7,403,481
		29,721,575
Tobacco - 1.5%
Japan Tobacco, Inc.	235,300	8,961,459

TOTAL CONSUMER STAPLES		64,711,812

ENERGY - 2.0%
Energy Equipment & Services - 1.0%
Shinko Plantech Co. Ltd.	798,000	5,927,739
Oil, Gas & Consumable Fuels - 1.0%
San-Ai Oil Co. Ltd.	808,000	5,709,240

TOTAL ENERGY		11,636,979

FINANCIALS - 9.4%
Banks - 3.5%
Fukuoka Financial Group, Inc.	1,688,000	7,323,734
Mitsubishi UFJ Financial Group, Inc.	1,165,000	6,011,180
Shinsei Bank Ltd.	4,382,000	7,103,461
		20,438,375
Consumer Finance - 0.6%
AEON Financial Service Co. Ltd.	205,000	3,618,337
Diversified Financial Services - 3.5%
Fuyo General Lease Co. Ltd.	186,000	9,453,419
ORIX Corp.	715,300	11,360,085
		20,813,504
Insurance - 1.8%
Tokio Marine Holdings, Inc.	268,300	10,614,825

TOTAL FINANCIALS		55,485,041

HEALTH CARE - 7.3%
Health Care Equipment & Supplies - 2.4%
Medikit Co. Ltd.	208,200	9,043,111
Paramount Bed Holdings Co. Ltd.	138,900	5,297,988
		14,341,099
Health Care Providers & Services - 3.4%
A/S One Corp.	235,600	10,592,677
Miraca Holdings, Inc.	187,800	9,097,206
		19,689,883
Pharmaceuticals - 1.5%
Astellas Pharma, Inc.	580,100	8,609,765

TOTAL HEALTH CARE		42,640,747

INDUSTRIALS - 22.7%
Air Freight & Logistics - 0.8%
AIT Corp.	525,400	4,649,292
Building Products - 2.9%
Sekisui Jushi Corp.	568,200	9,373,377
Sinko Industries Ltd.	607,300	7,626,720
		17,000,097
Commercial Services & Supplies - 2.9%
Aeon Delight Co. Ltd.	275,000	8,142,224
ProNexus, Inc.	830,700	8,784,651
		16,926,875
Construction & Engineering - 2.8%
Hokuriku Electrical Construction Co. Ltd.	839,900	6,879,700
Toshiba Plant Systems & Services Corp.	587,900	9,502,150
		16,381,850
Electrical Equipment - 1.7%
Aichi Electric Co. Ltd.	185,800	3,401,697
Denyo Co. Ltd.	530,900	6,601,446
		10,003,143
Machinery - 2.1%
Daiwa Industries Ltd.	689,500	6,015,948
NGK Insulators Ltd.	360,000	6,618,480
		12,634,428
Marine - 0.7%
Nippon Concept Corp.	479,000	4,229,560
Professional Services - 2.9%
Funai Soken Holdings, Inc.	405,020	6,272,075
Meitec Corp.	79,100	2,700,277
Yamada Consulting Group Co. Ltd.	186,300	7,869,829
		16,842,181
Trading Companies & Distributors - 4.6%
Inaba Denki Sangyo Co. Ltd.	223,600	8,134,204
Mitani Shoji Co. Ltd.	243,900	7,279,556
Trusco Nakayama Corp.	125,000	6,472,299
Yuasa Trading Co. Ltd.	215,800	5,183,563
		27,069,622
Transportation Infrastructure - 1.3%
Kamigumi Co. Ltd.	903,000	7,723,763

TOTAL INDUSTRIALS		133,460,811

INFORMATION TECHNOLOGY - 10.2%
Electronic Equipment & Components - 2.6%
Amano Corp.	616,900	11,500,329
Dexerials Corp.	515,000	4,144,751
		15,645,080
IT Services - 2.2%
Otsuka Corp.	128,000	6,102,794
TKC Corp.	232,800	6,892,762
		12,995,556
Software - 3.0%
Broadleaf Co. Ltd.	312,000	3,513,607
Oracle Corp. Japan	111,600	6,087,079
SRA Holdings, Inc.	336,500	7,970,497
		17,571,183
Technology Hardware, Storage & Peripherals - 2.4%
Elecom Co. Ltd.	677,900	13,891,551

TOTAL INFORMATION TECHNOLOGY		60,103,370

MATERIALS - 8.2%
Chemicals - 8.2%
C. Uyemura & Co. Ltd.	128,400	5,981,062
Kuraray Co. Ltd.	705,400	10,721,919
Lintec Corp.	437,700	9,557,862
Mitsubishi Chemical Holdings Corp.	865,000	5,699,580
Sakata INX Corp.	570,800	7,500,357
SK Kaken Co. Ltd.	81,000	8,442,166
		47,902,946
REAL ESTATE - 2.8%
Real Estate Management & Development - 2.8%
Century21 Real Estate Japan Ltd.	250,400	3,144,625
Daito Trust Construction Co. Ltd.	78,600	13,172,452
		16,317,077
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
KDDI Corp.	303,200	9,215,211
UTILITIES - 3.6%
Electric Utilities - 2.0%
Hokuriku Electric Power Co., Inc.	375,900	4,276,234
The Okinawa Electric Power Co., Inc.	316,875	7,345,505
		11,621,739
Gas Utilities - 1.6%
Tokyo Gas Co. Ltd.	2,161,000	9,812,799

TOTAL UTILITIES		21,434,538

TOTAL COMMON STOCKS
(Cost $464,091,254)		574,929,079

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 0.41% (b)	6,706,023	6,708,035
Fidelity Securities Lending Cash Central Fund 0.48% (b)(c)	4,351,920	4,352,790
TOTAL MONEY MARKET FUNDS
(Cost $11,058,690)		11,060,825
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $475,149,944)		585,989,904
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,044,229
NET ASSETS - 100%		$587,034,133

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$72,850
Fidelity Securities Lending Cash Central Fund	61,758
Total	$134,608

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$112,020,547	$112,020,547	$--	$--
Consumer Staples	64,711,812	64,711,812	--	--
Energy	11,636,979	11,636,979	--	--
Financials	55,485,041	49,473,861	6,011,180	--
Health Care	42,640,747	34,030,982	8,609,765	--
Industrials	133,460,811	133,460,811	--	--
Information Technology	60,103,370	60,103,370	--	--
Materials	47,902,946	47,902,946	--	--
Real Estate	16,317,077	16,317,077	--	--
Telecommunication Services	9,215,211	--	9,215,211	--
Utilities	21,434,538	21,434,538	--	--
Money Market Funds	11,060,825	11,060,825	--	--
Total Investments in Securities:	$585,989,904	$562,153,748	$23,836,156	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$353,449,007

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $4,143,475) — See accompanying schedule: Unaffiliated issuers (cost $464,091,254)	$574,929,079
Fidelity Central Funds (cost $11,058,690)	11,060,825
Total Investments (cost $475,149,944)		$585,989,904
Foreign currency held at value (cost $40,311)		40,311
Receivable for investments sold		3,760,196
Receivable for fund shares sold		146,451
Dividends receivable		4,162,664
Distributions receivable from Fidelity Central Funds		13,416
Prepaid expenses		1,505
Other receivables		782
Total assets		594,115,229
Liabilities
Payable for investments purchased	$1,970,217
Payable for fund shares redeemed	244,450
Accrued management fee	335,309
Other affiliated payables	110,706
Other payables and accrued expenses	68,303
Collateral on securities loaned, at value	4,352,111
Total liabilities		7,081,096
Net Assets		$587,034,133
Net Assets consist of:
Paid in capital		$477,324,749
Undistributed net investment income		6,281,121
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,254,304)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		110,682,567
Net Assets, for 37,482,283 shares outstanding		$587,034,133
Net Asset Value, offering price and redemption price per share ($587,034,133 ÷ 37,482,283 shares)		$15.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$12,875,675
Income from Fidelity Central Funds		134,608
Income before foreign taxes withheld		13,010,283
Less foreign taxes withheld		(1,287,567)
Total income		11,722,716
Expenses
Management fee	$3,810,929
Transfer agent fees	1,008,103
Accounting and security lending fees	279,062
Custodian fees and expenses	68,740
Independent trustees' fees and expenses	2,354
Registration fees	25,994
Audit	65,890
Legal	1,568
Miscellaneous	6,308
Total expenses before reductions	5,268,948
Expense reductions	(3,889)	5,265,059
Net investment income (loss)		6,457,657
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,443,634
Fidelity Central Funds	3,720
Foreign currency transactions	489,972
Total net realized gain (loss)		13,937,326
Change in net unrealized appreciation (depreciation) on: Investment securities	60,722,611
Assets and liabilities in foreign currencies	(140,005)
Total change in net unrealized appreciation (depreciation)		60,582,606
Net gain (loss)		74,519,932
Net increase (decrease) in net assets resulting from operations		$80,977,589

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,457,657	$3,406,739
Net realized gain (loss)	13,937,326	(13,284,472)
Change in net unrealized appreciation (depreciation)	60,582,606	34,250,021
Net increase (decrease) in net assets resulting from operations	80,977,589	24,372,288
Distributions to shareholders from net investment income	(3,361,556)	(991,819)
Distributions to shareholders from net realized gain	(3,952,599)	(5,888,929)
Total distributions	(7,314,155)	(6,880,748)
Share transactions
Proceeds from sales of shares	106,869,419	181,245,784
Reinvestment of distributions	6,515,367	6,645,506
Cost of shares redeemed	(102,939,703)	(118,682,976)
Net increase (decrease) in net assets resulting from share transactions	10,445,083	69,208,314
Redemption fees	83,902	90,331
Total increase (decrease) in net assets	84,192,419	86,790,185
Net Assets
Beginning of period	502,841,714	416,051,529
End of period	$587,034,133	$502,841,714
Other Information
Undistributed net investment income end of period	$6,281,121	$3,344,679
Shares
Sold	7,750,747	13,218,734
Issued in reinvestment of distributions	472,128	539,846
Redeemed	(7,291,814)	(8,966,998)
Net increase (decrease)	931,061	4,791,582

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Japan Smaller Companies Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.76	$13.10	$13.86	$9.12	$8.62
Income from Investment Operations
Net investment income (loss)A	.17	.10	.09	.02	.06
Net realized and unrealized gain (loss)	1.93	.78	(.53)	4.91	.55
Total from investment operations	2.10	.88	(.44)	4.93	.61
Distributions from net investment income	(.09)	(.03)	(.02)	(.07)	(.08)
Distributions from net realized gain	(.11)	(.19)	(.31)	(.15)	(.03)
Total distributions	(.20)	(.22)	(.33)	(.22)	(.11)
Redemption fees added to paid in capitalA	–B	–B	.01	.03	–B
Net asset value, end of period	$15.66	$13.76	$13.10	$13.86	$9.12
Total ReturnC	15.44%	6.93%	(3.16)%	55.79%	7.13%
Ratios to Average Net AssetsD,E
Expenses before reductions	.96%	.98%	1.00%	1.01%	1.05%
Expenses net of fee waivers, if any	.96%	.98%	1.00%	1.01%	1.05%
Expenses net of all reductions	.96%	.97%	1.00%	.98%	1.02%
Net investment income (loss)	1.18%	.77%	.70%	.18%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$587,034	$502,842	$416,052	$661,445	$237,893
Portfolio turnover rateF	30%	41%	112%	91%	86%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$107,955,055
Gross unrealized depreciation	(11,575,084)
Net unrealized appreciation (depreciation) on securities	$96,379,971
Tax Cost	$489,609,933

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,433,192
Capital loss carryforward	$(1,945,816)
Net unrealized appreciation (depreciation) on securities and other investments	$96,222,025

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,945,816)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$7,314,155	$ 991,819
Long-term Capital Gains	–	5,888,929
Total	$7,314,155	$ 6,880,748

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $172,503,692 and $155,555,487, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,390 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $61,758. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $192 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $17.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,680.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund, VIP FundsManager 50% Portfolio, and VIP FundsManager 60% Portfolio were the owners of record of approximately 16%, 11%, and 11%, respectively of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 48% of the total outstanding shares of the Fund.

Fidelity® Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Latin America Fund	26.65%	(8.03)%	(0.46)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Period Ending Values
$9,550	Fidelity® Latin America Fund
$13,217	MSCI EM (Emerging Markets) Latin America Index

Fidelity® Latin America Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Will Pruett:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the 33.71% return of the benchmark MSCI Emerging Markets Latin America Index by roughly 7 to 8 percentage points. Relative results were hampered by unfavorable positioning in Brazil, mainly within the strong-performing materials sector and among highly levered domestic cyclicals, including banks. Here, underweighting the strong-performing bank Banco Bradesco was the fund's biggest detractor by far, followed by a less-than-benchmark stake in state-owned oil giant Petroleo Brasieiro, also known as Petrobras. Conversely, stock picking in the consumer discretionary sector was beneficial, as were choices in the industrials sector’s capital goods group, although to a lesser extent. The fund’s top individual contributors were names I chose to underweight. America Movil, a Mexico-based telecommunications firm, returned -20% this period. Wal-Mart de Mexico was another notable contributor, as the stock also lost ground this period. I sold out of both names on valuation concerns in January when I took over the fund. Banco Bradesco was also sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Will Pruett became sole Portfolio Manager of the fund on January 1, 2016, after having previously served as Co-Manager.

Fidelity® Latin America Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Brazil	57.9%
Mexico	22.8%
Bermuda	4.8%
Panama	4.0%
United States of America*	2.6%
Argentina	2.1%
United Kingdom	2.0%
France	1.5%
Peru	1.2%
Other	1.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Brazil	45.5%
Mexico	30.6%
United States of America*	8.4%
Chile	3.8%
Bermuda	3.7%
Panama	2.6%
United Kingdom	1.4%
Spain	1.0%
Peru	1.0%
Other	2.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	96.6
Short-Term Investments and Net Other Assets (Liabilities)	0.9	3.4

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Itau Unibanco Holding SA (Brazil, Banks)	10.2	8.0
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.5	2.3
Ambev SA (Brazil, Beverages)	6.1	0.0
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	4.9	5.0
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	4.5	3.5
Cielo SA (Brazil, IT Services)	3.7	3.9
Credicorp Ltd. (United States) (Bermuda, Banks)	3.6	3.7
Kroton Educacional SA (Brazil, Diversified Consumer Services)	3.5	2.6
BB Seguridade Participacoes SA (Brazil, Insurance)	2.8	2.5
Smiles SA (Brazil, Media)	2.7	1.8
	48.5

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.2	35.2
Consumer Discretionary	17.3	14.5
Consumer Staples	13.3	16.4
Industrials	9.4	10.2
Energy	6.5	2.3
Information Technology	4.9	5.9
Health Care	4.3	6.2
Utilities	1.9	1.5
Materials	1.2	3.6
Real Estate	1.1	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2016, 26.9% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Latin American market.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Latin America Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 76.7%
	Shares	Value
Argentina - 2.1%
Grupo Financiero Galicia SA sponsored ADR	202,608	$6,309,213
Grupo Superveille SA sponsored ADR (a)	475,000	7,210,500

TOTAL ARGENTINA		13,519,713

Bermuda - 4.8%
Credicorp Ltd. (United States)	151,821	22,572,746
PAX Global Technology Ltd. (a)	12,476,240	7,802,124

TOTAL BERMUDA		30,374,870

Brazil - 35.5%
Ambev SA	6,567,532	38,742,678
BB Seguridade Participacoes SA	1,762,780	17,749,295
Cielo SA	2,277,207	23,114,507
CVC Brasil Operadora e Agencia de Viagens SA	1,814,733	13,928,872
Equatorial Energia SA	668,406	11,923,257
Estacio Participacoes SA	2,421,505	14,041,998
FPC Par Corretora de Seguros	1,809,373	8,553,709
Grendene SA	1,679,603	10,323,876
Kroton Educacional SA	4,457,759	22,205,003
MAHLE Metal Leve SA	1,138,576	7,893,699
Multiplus SA	796,822	10,804,028
Qualicorp SA	2,460,713	15,834,287
Smiles SA	930,784	16,988,558
Tegma Gestao Logistica SA (b)	2,562,627	6,454,737
Valid Solucoes SA	659,175	6,176,668

TOTAL BRAZIL		224,735,172

Chile - 1.1%
Vina San Pedro SA	574,573,084	6,649,785
France - 1.5%
Edenred SA	419,118	9,710,132
Mexico - 22.8%
Compartamos S.A.B. de CV	7,444,573	14,691,422
Credito Real S.A.B. de CV	4,204,186	7,722,837
Genomma Lab Internacional SA de CV (b)	9,725,099	11,633,484
Gruma S.A.B. de CV Series B	751,554	10,427,757
Grupo Aeroportuario Norte S.A.B. de CV	1,138,679	6,625,074
Grupo Financiero Banorte S.A.B. de CV Series O	5,233,321	30,819,584
Grupo GICSA SA de CV (b)	10,205,012	6,900,167
Kimberly-Clark de Mexico SA de CV Series A	7,148,566	15,415,880
Megacable Holdings S.A.B. de CV unit	1,796,523	6,531,774
Promotora y Operadora de Infraestructura S.A.B. de CV	1,551,159	14,607,205
Qualitas Controladora S.A.B. de CV	4,954,982	9,091,518
Unifin Financiera SAPI de CV	3,407,489	10,160,631

TOTAL MEXICO		144,627,333

Panama - 4.0%
Copa Holdings SA Class A	171,117	15,782,121
Intergroup Financial Services Corp.	314,911	9,825,223

TOTAL PANAMA		25,607,344

Peru - 1.2%
Cementos Pacasmayo SAA	3,812,245	7,367,205
United Kingdom - 2.0%
British American Tobacco PLC (United Kingdom)	221,491	12,694,302
United States of America - 1.7%
First Cash Financial Services, Inc.	221,675	10,463,060
TOTAL COMMON STOCKS
(Cost $389,289,536)		485,748,916

Nonconvertible Preferred Stocks - 22.4%
Brazil - 22.4%
Alpargatas SA (PN)	2,325,383	7,729,422
Itau Unibanco Holding SA	5,389,489	64,835,957
Itausa-Investimentos Itau SA (PN)	9,677,029	28,618,783
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (b)	7,364,950	40,816,405
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $73,702,351)		142,000,567

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 0.41% (c)	7,696,911	7,699,220
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	3,078,421	3,079,036
TOTAL MONEY MARKET FUNDS
(Cost $10,775,455)		10,778,256
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $473,767,342)		638,527,739
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(5,106,372)
NET ASSETS - 100%		$633,421,367

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$40,904
Fidelity Securities Lending Cash Central Fund	53,768
Total	$94,672

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$110,447,230	$110,447,230	$--	$--
Consumer Staples	83,930,402	71,236,100	12,694,302	--
Energy	40,816,405	40,816,405	--	--
Financials	248,624,478	248,624,478	--	--
Health Care	27,467,771	27,467,771	--	--
Industrials	59,355,937	59,355,937	--	--
Information Technology	30,916,631	30,916,631	--	--
Materials	7,367,205	7,367,205	--	--
Real Estate	6,900,167	6,900,167	--	--
Utilities	11,923,257	11,923,257	--	--
Money Market Funds	10,778,256	10,778,256	--	--
Total Investments in Securities:	$638,527,739	$625,833,437	$12,694,302	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $2,884,288) — See accompanying schedule: Unaffiliated issuers (cost $462,991,887)	$627,749,483
Fidelity Central Funds (cost $10,775,455)	10,778,256
Total Investments (cost $473,767,342)		$638,527,739
Receivable for investments sold		1,428,891
Receivable for fund shares sold		764,699
Dividends receivable		542,971
Distributions receivable from Fidelity Central Funds		14,678
Prepaid expenses		1,486
Other receivables		1,645
Total assets		641,282,109
Liabilities
Payable for investments purchased	$3,505,497
Payable for fund shares redeemed	604,756
Accrued management fee	361,441
Distribution and service plan fees payable	12,339
Other affiliated payables	162,441
Other payables and accrued expenses	135,768
Collateral on securities loaned, at value	3,078,500
Total liabilities		7,860,742
Net Assets		$633,421,367
Net Assets consist of:
Paid in capital		$636,343,447
Undistributed net investment income		7,710,475
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(175,411,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		164,778,543
Net Assets		$633,421,367
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($19,114,774 ÷ 851,405 shares)		$22.45
Maximum offering price per share (100/94.25 of $22.45)		$23.82
Class T:
Net Asset Value and redemption price per share ($7,377,589 ÷ 328,319 shares)		$22.47
Maximum offering price per share (100/96.50 of $22.47)		$23.28
Class C:
Net Asset Value and offering price per share ($6,589,974 ÷ 291,411 shares)(a)		$22.61
Latin America:
Net Asset Value, offering price and redemption price per share ($596,514,428 ÷ 26,613,893 shares)		$22.41
Class I:
Net Asset Value, offering price and redemption price per share ($3,824,602 ÷ 170,776 shares)		$22.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$19,138,493
Income from Fidelity Central Funds		94,672
Income before foreign taxes withheld		19,233,165
Less foreign taxes withheld		(910,667)
Total income		18,322,498
Expenses
Management fee	$3,611,588
Transfer agent fees	1,507,375
Distribution and service plan fees	124,708
Accounting and security lending fees	264,748
Custodian fees and expenses	346,298
Independent trustees' fees and expenses	2,289
Registration fees	83,027
Audit	79,297
Legal	1,567
Interest	882
Miscellaneous	5,010
Total expenses before reductions	6,026,789
Expense reductions	(33,716)	5,993,073
Net investment income (loss)		12,329,425
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(87,561,727)
Fidelity Central Funds	1,234
Foreign currency transactions	(422,119)
Total net realized gain (loss)		(87,982,612)
Change in net unrealized appreciation (depreciation) on: Investment securities	203,504,980
Assets and liabilities in foreign currencies	57,819
Total change in net unrealized appreciation (depreciation)		203,562,799
Net gain (loss)		115,580,187
Net increase (decrease) in net assets resulting from operations		$127,909,612

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,329,425	$10,341,112
Net realized gain (loss)	(87,982,612)	(87,419,393)
Change in net unrealized appreciation (depreciation)	203,562,799	(231,042,995)
Net increase (decrease) in net assets resulting from operations	127,909,612	(308,121,276)
Distributions to shareholders from net investment income	(10,264,003)	(12,592,762)
Distributions to shareholders from net realized gain	–	(66,395,306)
Total distributions	(10,264,003)	(78,988,068)
Share transactions - net increase (decrease)	5,109,952	(98,503,600)
Redemption fees	103,536	127,133
Total increase (decrease) in net assets	122,859,097	(485,485,811)
Net Assets
Beginning of period	510,562,270	996,048,081
End of period	$633,421,367	$510,562,270
Other Information
Undistributed net investment income end of period	$7,710,475	$7,012,875

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.09	$30.31	$40.71	$48.95	$52.38
Income from Investment Operations
Net investment income (loss)A	.40	.28	.49	.72	.92
Net realized and unrealized gain (loss)	4.27	(10.11)	(4.08)	(4.73)	(3.66)
Total from investment operations	4.67	(9.83)	(3.59)	(4.01)	(2.74)
Distributions from net investment income	(.31)	(.31)	(.57)	(.79)	(.70)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.31)	(2.39)	(6.82)	(4.24)	(.70)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.45	$18.09	$30.31	$40.71	$48.95
Total ReturnC,D	26.29%	(34.60)%	(9.06)%	(8.93)%	(5.23)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.40%	1.40%	1.38%	1.37%	1.35%
Expenses net of fee waivers, if any	1.40%	1.40%	1.38%	1.37%	1.35%
Expenses net of all reductions	1.39%	1.39%	1.38%	1.35%	1.35%
Net investment income (loss)	2.14%	1.26%	1.52%	1.66%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$19,115	$16,424	$34,898	$48,464	$69,654
Portfolio turnover rateG	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.11	$30.33	$40.68	$48.88	$52.27
Income from Investment Operations
Net investment income (loss)A	.35	.22	.40	.61	.78
Net realized and unrealized gain (loss)	4.27	(10.13)	(4.08)	(4.74)	(3.65)
Total from investment operations	4.62	(9.91)	(3.68)	(4.13)	(2.87)
Distributions from net investment income	(.26)	(.23)	(.43)	(.63)	(.53)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.26)	(2.31)	(6.68)	(4.08)	(.53)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.47	$18.11	$30.33	$40.68	$48.88
Total ReturnC,D	25.93%	(34.78)%	(9.30)%	(9.17)%	(5.49)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.68%	1.67%	1.65%	1.63%	1.61%
Expenses net of fee waivers, if any	1.68%	1.67%	1.65%	1.63%	1.61%
Expenses net of all reductions	1.68%	1.66%	1.65%	1.61%	1.61%
Net investment income (loss)	1.86%	.99%	1.25%	1.40%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$7,378	$5,284	$9,761	$12,705	$19,334
Portfolio turnover rateG	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.18	$30.37	$40.59	$48.73	$52.05
Income from Investment Operations
Net investment income (loss)A	.26	.11	.25	.40	.54
Net realized and unrealized gain (loss)	4.30	(10.17)	(4.07)	(4.74)	(3.64)
Total from investment operations	4.56	(10.06)	(3.82)	(4.34)	(3.10)
Distributions from net investment income	(.13)	(.05)	(.16)	(.36)	(.23)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.13)	(2.13)	(6.41)	(3.81)	(.23)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.61	$18.18	$30.37	$40.59	$48.73
Total ReturnC,D	25.31%	(35.08)%	(9.74)%	(9.62)%	(5.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.15%	2.13%	2.12%	2.10%
Expenses net of fee waivers, if any	2.14%	2.15%	2.13%	2.12%	2.10%
Expenses net of all reductions	2.14%	2.15%	2.13%	2.10%	2.10%
Net investment income (loss)	1.39%	.51%	.77%	.91%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$6,590	$5,394	$11,349	$15,185	$27,405
Portfolio turnover rateG	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.08	$30.34	$40.80	$49.09	$52.48
Income from Investment Operations
Net investment income (loss)A	.45	.34	.59	.87	1.09
Net realized and unrealized gain (loss)	4.26	(10.11)	(4.10)	(4.74)	(3.67)
Total from investment operations	4.71	(9.77)	(3.51)	(3.87)	(2.58)
Distributions from net investment income	(.38)	(.41)	(.71)	(.98)	(.82)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.38)	(2.49)	(6.96)	(4.43)	(.82)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.41	$18.08	$30.34	$40.80	$49.09
Total ReturnC	26.65%	(34.45)%	(8.79)%	(8.63)%	(4.91)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.13%	1.08%	1.04%	1.02%
Expenses net of fee waivers, if any	1.14%	1.12%	1.08%	1.04%	1.02%
Expenses net of all reductions	1.13%	1.12%	1.07%	1.03%	1.02%
Net investment income (loss)	2.40%	1.53%	1.83%	1.99%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$596,514	$481,005	$933,298	$1,324,748	$2,274,601
Portfolio turnover rateF	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Latin America Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.08	$30.35	$40.79	$49.07	$52.51
Income from Investment Operations
Net investment income (loss)A	.46	.36	.60	.87	1.08
Net realized and unrealized gain (loss)	4.26	(10.13)	(4.07)	(4.74)	(3.67)
Total from investment operations	4.72	(9.77)	(3.47)	(3.87)	(2.59)
Distributions from net investment income	(.40)	(.42)	(.73)	(.97)	(.86)
Distributions from net realized gain	–	(2.08)	(6.25)	(3.45)	–
Total distributions	(.40)	(2.50)	(6.98)	(4.42)	(.86)
Redemption fees added to paid in capitalA	–B	–B	.01	.01	.01
Net asset value, end of period	$22.40	$18.08	$30.35	$40.79	$49.07
Total ReturnC	26.77%	(34.42)%	(8.69)%	(8.63)%	(4.93)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.07%	1.06%	1.04%	1.03%	1.04%
Expenses net of fee waivers, if any	1.07%	1.06%	1.04%	1.03%	1.04%
Expenses net of all reductions	1.06%	1.05%	1.04%	1.01%	1.04%
Net investment income (loss)	2.47%	1.60%	1.86%	2.00%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$3,825	$1,828	$4,531	$5,131	$7,928
Portfolio turnover rateF	108%	30%	30%	23%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$173,272,430
Gross unrealized depreciation	(11,656,235)
Net unrealized appreciation (depreciation) on securities	$161,616,195
Tax Cost	$476,911,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,709,003
Capital loss carryforward	$(172,266,895)
Net unrealized appreciation (depreciation) on securities and other investments	$161,636,251

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(44,509,664)
Long-term	(127,757,231)
Total capital loss carryforward	$(172,266,895)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$10,264,003	$ 13,610,992
Long-term Capital Gains	–	65,377,076
Total	$10,264,003	$ 78,988,068

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $564,954,966 and $549,686,328, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$39,659	$–
Class T	.25%	.25%	28,255	–
Class B	.75%	.25%	2,961	2,221
Class C	.75%	.25%	53,833	5,002
			$124,708	$7,223

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,559
Class T	4,271
Class B(a)	48
Class C(a)	583
$11,461

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$48,105.30
Class T	19,103.34
Class B	821.28
Class C	16,255.30
Latin America	1,416,462.29
Class I	6,629.22
	$1,507,375

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,154 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,287,286.62%		$882

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,313 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,768, including $303 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,351 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,365.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$264,922	$341,444
Class T	74,433	71,167
Class B	1,059	–
Class C	37,419	18,114
Latin America	9,833,214	12,109,807
Class I	52,956	52,230
Total	$10,264,003	$12,592,762
From net realized gain
Class A	$–	$2,330,553
Class T	–	658,521
Class B	–	144,042
Class C	–	754,025
Latin America	–	62,251,897
Class I	–	256,268
Total	$–	$66,395,306

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	225,272	218,330	$4,334,307	$4,910,163
Reinvestment of distributions	14,810	103,775	256,538	2,587,573
Shares redeemed	(296,685)	(565,352)	(5,448,405)	(12,518,797)
Net increase (decrease)	(56,603)	(243,247)	$(857,560)	$(5,021,061)
Class T
Shares sold	88,506	29,946	$1,738,665	$658,518
Reinvestment of distributions	4,243	28,508	73,689	713,357
Shares redeemed	(56,211)	(88,493)	(1,058,502)	(1,990,592)
Net increase (decrease)	36,538	(30,039)	$753,852	$(618,717)
Class B
Shares sold	1	116	$10	$2,989
Reinvestment of distributions	59	5,261	1,009	133,376
Shares redeemed	(34,427)	(43,584)	(635,494)	(982,322)
Net increase (decrease)	(34,367)	(38,207)	$(634,475)	$(845,957)
Class C
Shares sold	75,193	48,350	$1,418,728	$1,099,271
Reinvestment of distributions	1,720	25,875	30,044	652,617
Shares redeemed	(82,272)	(151,109)	(1,513,384)	(3,411,105)
Net increase (decrease)	(5,359)	(76,884)	$(64,612)	$(1,659,217)
Latin America
Shares sold	5,528,011	2,736,036	$106,883,642	$60,647,605
Reinvestment of distributions	545,601	2,862,287	9,420,593	71,197,829
Shares redeemed	(6,058,036)	(9,758,242)	(111,613,300)	(221,025,945)
Net increase (decrease)	15,576	(4,159,919)	$4,690,935	$(89,180,511)
Class I
Shares sold	136,401	41,136	$2,463,122	$906,993
Reinvestment of distributions	2,787	11,139	48,070	276,862
Shares redeemed	(69,501)	(100,491)	(1,289,380)	(2,361,992)
Net increase (decrease)	69,687	(48,216)	$1,221,812	$(1,178,137)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	1.97%	11.42%	5.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period. Returns shown for the FTSE Capped Nordic Index for periods prior to October 1, 2009 (it's inception date) are returns of the uncapped FTSE Nordic Index.

Period Ending Values
$16,722	Fidelity® Nordic Fund
$15,351	FTSE® Capped Nordic Index

Fidelity® Nordic Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Stefan Lindblad:  For the one-year period ending October 31, 2016, the fund gained 1.97%, well ahead of the -3.99% result of the fund’s benchmark FTSE Capped Nordic Index. An emphasis on stock selection drove the fund’s outperformance relative to the benchmark, especially in the consumer services group within the consumer discretionary sector; results were offset somewhat by an unfavorable overweighting in the retailing segment. The fund’s biggest individual contributor was an out-of-index stake in Kambi Group, a Malta-based company that provides sports-betting infrastructure to Europe’s gaming industry. As the company’s revenues rose, so did its stock price. Elsewhere, underweighting Novo Nordisk, a poor-performing index heavyweight in the health care sector, was another win. The greater focus on drug costs and cost savings in the U.S. put increased pressure on drug companies like Denmark-based Novo Nordisk. Conversely, a combination of stock picking and a sizable underweighting in the industrial sector's capital goods segment detracted, with the most significant relative detractor being Sweden-based Eltel, a non-index company that provides infrastructure network services. After a material profit warning, shares plummeted and I sold the position at a loss. Also, Swedish medical tech company Getinge’s business restructuring took longer than expected, hurting the fund's holdings in the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Nordic Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Sweden	50.5%
Finland	13.8%
Denmark	13.4%
Norway	9.1%
Malta	8.3%
United States of America*	2.8%
Bermuda	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Sweden	48.1%
Denmark	22.6%
Finland	11.8%
Malta	8.4%
Norway	4.1%
United States of America*	3.7%
Bermuda	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	96.3
Short-Term Investments and Net Other Assets (Liabilities)	2.8	3.7

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Svenska Cellulosa AB (SCA) (B Shares) (Sweden, Household Products)	6.5	5.1
Kambi Group PLC (Malta, Hotels, Restaurants & Leisure)	4.7	4.9
Bravida AB (Sweden, Commercial Services & Supplies)	4.3	3.2
Svenska Handelsbanken AB (A Shares) (Sweden, Banks)	4.0	3.1
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	3.7	3.4
Valmet Corp. (Finland, Machinery)	3.7	2.7
Investor AB (B Shares) (Sweden, Diversified Financial Services)	3.6	0.0
Vaisala Oyj (Finland, Electronic Equipment & Components)	3.6	2.0
Dometic Group AB (Sweden, Auto Components)	3.6	0.0
Unibet Group PLC unit (Malta, Hotels, Restaurants & Leisure)	3.6	3.5
	41.3

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.8	22.9
Financials	20.1	15.4
Industrials	18.5	22.0
Consumer Staples	14.2	13.4
Health Care	8.7	15.3
Information Technology	6.8	4.8
Real Estate	3.6	0.0
Energy	0.8	0.8
Utilities	0.7	0.0
Materials	0.0	1.7

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2016, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Nordic Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Bermuda - 2.1%
Vostok Emerging Finance Ltd. (depository receipt) (a)	9,489,995	$1,555,022
Vostok New Ventures Ltd. SDR (a)	1,004,054	7,531,392

TOTAL BERMUDA		9,086,414

Denmark - 13.4%
Alm. Brand A/S	1,265,654	9,526,307
DONG Energy A/S	80,238	3,181,905
Jyske Bank A/S (Reg.)	107,400	4,874,037
Nets A/S (b)	707,500	13,511,393
NNIT A/S	138,748	4,126,114
Novo Nordisk A/S Series B	384,005	13,680,374
Scandinavian Tobacco Group A/S	494,105	8,553,753

TOTAL DENMARK		57,453,883

Finland - 13.8%
Cramo Oyj (B Shares)	365,000	9,596,256
Olvi PLC (A Shares)	326,046	9,874,930
Raisio Group PLC (V Shares)	2,002,000	8,373,220
Vaisala Oyj	455,400	15,492,377
Valmet Corp.	1,062,585	15,782,105

TOTAL FINLAND		59,118,888

Malta - 8.3%
Kambi Group PLC (a)(c)	1,373,411	20,413,791
Unibet Group PLC unit	1,745,298	15,400,569

TOTAL MALTA		35,814,360

Norway - 9.1%
Marine Harvest ASA	813,800	14,767,446
Schibsted ASA:
(A Shares)	319,100	7,650,815
(B Shares)	291,854	6,570,146
TGS Nopec Geophysical Co. ASA	159,098	3,225,343
Zalaris ASA (A Shares) (d)	1,912,400	7,059,517

TOTAL NORWAY		39,273,267

Sweden - 50.5%
Addlife AB (a)	227,375	3,511,768
AddTech AB (B Shares)	667,000	9,489,380
AF AB (B Shares)	500,100	9,163,549
Bravida AB	2,989,800	18,371,473
Coor Service Management Holding AB	711,900	4,137,968
Dometic Group AB	2,180,500	15,426,443
Dustin Group AB (c)	1,087,188	7,402,674
East Capital Explorer AB (d)	1,420,992	9,439,560
Getinge AB (B Shares)	968,000	15,861,561
Hemfosa Fastigheter AB	1,624,989	15,292,490
Industrivarden AB (C Shares)	527,700	9,418,050
Investor AB (B Shares)	437,310	15,546,713
Mekonomen AB (c)	687,390	12,214,821
Nobia AB	1,554,000	13,540,497
Nordea Bank AB	303,000	3,185,272
Pandox AB	271,300	4,301,319
Svenska Cellulosa AB (SCA) (B Shares)	979,000	27,737,149
Svenska Handelsbanken AB (A Shares)	1,247,300	17,004,597
Systemair AB	482,379	6,181,847

TOTAL SWEDEN		217,227,131

TOTAL COMMON STOCKS
(Cost $400,288,937)		417,973,943

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 0.41% (e)	12,732,711	12,736,531
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	3,958,343	3,959,135
TOTAL MONEY MARKET FUNDS
(Cost $16,695,233)		16,695,666
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $416,984,170)		434,669,609
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(4,649,647)
NET ASSETS - 100%		$430,019,962

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,511,393 or 3.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$40,143
Fidelity Securities Lending Cash Central Fund	498,934
Total	$539,077

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
East Capital Explorer AB	$5,881,630	$2,469,905	$--	$116,274	$9,439,560
Zalaris ASA (A Shares)	7,941,931	347,140	--	195,500	7,059,517
Total	$13,823,561	$2,817,045	$--	$311,774	$16,499,077

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$102,921,075	$102,921,075	$--	$--
Consumer Staples	60,752,745	45,985,299	14,767,446	--
Energy	3,225,343	3,225,343	--	--
Financials	86,634,703	69,630,106	17,004,597	--
Health Care	37,179,817	23,499,443	13,680,374	--
Industrials	79,782,095	79,782,095	--	--
Information Technology	29,003,770	29,003,770	--	--
Real Estate	15,292,490	15,292,490	--	--
Utilities	3,181,905	3,181,905	--	--
Money Market Funds	16,695,666	16,695,666	--	--
Total Investments in Securities:	$434,669,609	$389,217,192	$45,452,417	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$22,585,312

See accompanying notes which are an integral part of the financial statements.

Fidelity® Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $3,771,209) — See accompanying schedule: Unaffiliated issuers (cost $382,950,474)	$401,474,866
Fidelity Central Funds (cost $16,695,233)	16,695,666
Other affiliated issuers (cost $17,338,463)	16,499,077
Total Investments (cost $416,984,170)		$434,669,609
Receivable for investments sold		2,452,624
Receivable for fund shares sold		84,192
Dividends receivable		259,931
Distributions receivable from Fidelity Central Funds		9,948
Prepaid expenses		1,215
Other receivables		11,477
Total assets		437,488,996
Liabilities
Payable for investments purchased	$2,185,579
Payable for fund shares redeemed	907,061
Accrued management fee	260,717
Other affiliated payables	95,038
Other payables and accrued expenses	62,382
Collateral on securities loaned, at value	3,958,257
Total liabilities		7,469,034
Net Assets		$430,019,962
Net Assets consist of:
Paid in capital		$436,138,424
Undistributed net investment income		5,589,227
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,386,163)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,678,474
Net Assets, for 9,497,403 shares outstanding		$430,019,962
Net Asset Value, offering price and redemption price per share ($430,019,962 ÷ 9,497,403 shares)		$45.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends (including $311,774 earned from other affiliated issuers)		$11,607,286
Income from Fidelity Central Funds		539,077
Income before foreign taxes withheld		12,146,363
Less foreign taxes withheld		(1,648,902)
Total income		10,497,461
Expenses
Management fee	$3,124,641
Transfer agent fees	881,264
Accounting and security lending fees	235,431
Custodian fees and expenses	53,050
Independent trustees' fees and expenses	1,915
Registration fees	25,425
Audit	89,357
Legal	1,311
Miscellaneous	3,328
Total expenses before reductions	4,415,722
Expense reductions	(37,819)	4,377,903
Net investment income (loss)		6,119,558
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,706,332)
Fidelity Central Funds	4,018
Foreign currency transactions	(21,445)
Total net realized gain (loss)		(1,723,759)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,080,327
Assets and liabilities in foreign currencies	(3,496)
Total change in net unrealized appreciation (depreciation)		3,076,831
Net gain (loss)		1,353,072
Net increase (decrease) in net assets resulting from operations		$7,472,630

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,119,558	$5,506,157
Net realized gain (loss)	(1,723,759)	120,453
Change in net unrealized appreciation (depreciation)	3,076,831	10,093,903
Net increase (decrease) in net assets resulting from operations	7,472,630	15,720,513
Distributions to shareholders from net investment income	(5,087,442)	–
Distributions to shareholders from net realized gain	(468,224)	–
Total distributions	(5,555,666)	–
Share transactions
Proceeds from sales of shares	96,625,403	67,283,706
Reinvestment of distributions	5,260,046	–
Cost of shares redeemed	(79,556,474)	(164,909,842)
Net increase (decrease) in net assets resulting from share transactions	22,328,975	(97,626,136)
Redemption fees	47,548	50,450
Total increase (decrease) in net assets	24,293,487	(81,855,173)
Net Assets
Beginning of period	405,726,475	487,581,648
End of period	$430,019,962	$405,726,475
Other Information
Undistributed net investment income end of period	$5,589,227	$5,079,232
Shares
Sold	2,066,948	1,529,284
Issued in reinvestment of distributions	111,940	–
Redeemed	(1,699,653)	(3,755,142)
Net increase (decrease)	479,235	(2,225,858)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Nordic Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$44.99	$43.36	$43.91	$30.60	$29.60
Income from Investment Operations
Net investment income (loss)A	.64	.56	.71	.90	.70B
Net realized and unrealized gain (loss)	.27	1.06	1.35	13.04	.91
Total from investment operations	.91	1.62	2.06	13.94	1.61
Distributions from net investment income	(.57)	–	(.83)	(.63)	(.61)
Distributions from net realized gain	(.05)	–	(1.80)	–	–
Total distributions	(.62)	–	(2.63)	(.63)	(.61)
Redemption fees added to paid in capitalA	–C	.01	.02	–C	–C
Net asset value, end of period	$45.28	$44.99	$43.36	$43.91	$30.60
Total ReturnD	1.97%	3.76%	4.88%	46.42%	5.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.00%	.99%	1.04%	1.08%
Expenses net of fee waivers, if any	.98%	1.00%	.99%	1.04%	1.08%
Expenses net of all reductions	.98%	.99%	.98%	1.02%	1.04%
Net investment income (loss)	1.37%	1.26%	1.56%	2.50%	2.40%B
Supplemental Data
Net assets, end of period (000 omitted)	$430,020	$405,726	$487,582	$439,147	$296,951
Portfolio turnover rateG	63%	80%	103%	61%	193%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.83%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$46,593,017
Gross unrealized depreciation	(32,596,376)
Net unrealized appreciation (depreciation) on securities	$13,996,641
Tax Cost	$420,672,968

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,617,213
Capital loss carryforward	$(26,725,350)
Net unrealized appreciation (depreciation) on securities and other investments	$13,989,676

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(24,086,581)
No expiration
Short-term	(998,155)
Long-term	(1,640,614)
Total no expiration	(2,638,769)
Total capital loss carryforward	$(26,725,350)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$5,555,666	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $288,335,754 and $273,039,927, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,149 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $498,934, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $34,792 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,027.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	12.05%	10.98%	6.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Period Ending Values
$18,947	Fidelity® Pacific Basin Fund
$13,303	MSCI AC (All Country) Pacific Index

Fidelity® Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager John Dance:  For the year, the fund returned 12.05%, significantly outperforming the 6.15% gain of the benchmark MSCI AC (All Country) Pacific Index. Versus the benchmark, stock selection in Japan added roughly 6 percentage points to the fund’s result. Among sectors, picks in consumer staples and financials added the most value. The top relative contributor by a wide margin was Japan-based Sosei Group, an out-of-index biotech stock. Sosei’s stock had an especially strong April, buoyed by news that Allergan would pay the company $125 million in advance fees for the rights to a portfolio of treatments. I liquidated most of the position to lock in profits. Other contributors included Petronet LNG, an India-based import terminal for liquefied natural gas; Nitori Holdings, a home furnishings retailer headquartered in Japan; and Kweichow Moutai, a China-based maker of distilled spirits. Conversely, information technology was the only significant detractor among sectors; on a country basis, Hong Kong and South Korea were the main negatives. A large overweighting in KEPCO Plant Service & Engineering, a Korea-based provider of power plant maintenance, was our largest individual detractor. Also weighing on results were PAX Global Technology, a Hong Kong-listed, China-based provider of electronic point-of-sale devices, and 1-Page, an Australian provider of a cloud-based human-resources platform.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pacific Basin Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	36.0%
Australia	13.4%
India	7.9%
Taiwan	7.4%
China	5.4%
Hong Kong	5.3%
Bermuda	4.1%
United States of America*	3.2%
Indonesia	3.2%
Other	14.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	36.6%
Australia	13.9%
Taiwan	7.7%
Hong Kong	6.0%
India	5.8%
Bermuda	4.8%
China	4.3%
United States of America*	3.7%
Indonesia	3.2%
Other	14.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.4	98.8
Short-Term Investments and Net Other Assets (Liabilities)	0.6	1.2

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.3	2.9
Naspers Ltd. Class N (South Africa, Media)	2.9	2.2
AIA Group Ltd. (Hong Kong, Insurance)	2.0	2.2
Commonwealth Bank of Australia (Australia, Banks)	2.0	2.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.9	1.2
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	1.8	1.6
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.6	1.8
Fuji Heavy Industries Ltd. (Japan, Automobiles)	1.5	1.1
Daito Trust Construction Co. Ltd. (Japan, Real Estate Management & Development)	1.5	1.3
Cheung Kong Infrastructure Holdings Ltd. (Bermuda, Electric Utilities)	1.4	1.8
	19.9

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.9	22.2
Health Care	14.6	15.5
Consumer Discretionary	14.0	16.5
Information Technology	11.6	10.0
Consumer Staples	11.5	11.7
Industrials	10.6	9.8
Real Estate	4.8	0.0
Telecommunication Services	4.2	4.8
Materials	4.0	3.7
Energy	2.3	2.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Pacific Basin Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Australia - 13.4%
1-Page Ltd. (a)(b)	872,167	$129,374
Aconex Ltd. (b)	1,044,424	4,417,383
ALS Ltd.	599,406	2,840,682
Amcor Ltd.	447,130	4,999,937
Arena (REIT) unit	2,192,142	3,226,733
Asaleo Care Ltd.	3,476,847	3,861,463
Australia & New Zealand Banking Group Ltd.	432,796	9,168,997
Blue Sky Alternative Investments Ltd.	812,543	4,499,779
Commonwealth Bank of Australia	240,378	13,419,768
CSL Ltd.	106,723	8,159,823
Hansen Technologies Ltd.	1,580,243	4,940,593
HUB24 Ltd. (b)	847,594	3,417,253
Magellan Financial Group Ltd.	251,802	4,078,010
NIB Holdings Ltd.	1,403,041	5,144,354
realestate.com.au Ltd.	133,721	5,202,041
Reliance Worldwide Corp. Ltd.	1,035,565	2,331,753
Sydney Airport unit	1,171,376	5,578,071
Woodside Petroleum Ltd.	309,417	6,677,547

TOTAL AUSTRALIA		92,093,561

Bermuda - 4.1%
Brilliance China Automotive Holdings Ltd.	2,248,000	2,669,582
Cheung Kong Infrastructure Holdings Ltd.	1,211,000	9,923,094
Dairy Farm International Holdings Ltd.	864,700	6,113,429
Hongkong Land Holdings Ltd.	982,000	6,579,400
PAX Global Technology Ltd. (a)	4,667,000	2,918,549

TOTAL BERMUDA		28,204,054

Cayman Islands - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (b)	130,400	13,260,376
China High Precision Automation Group Ltd. (b)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (b)	2,572,200	3
International Housewares Retail Co. Ltd.	17,378,000	3,473,113

TOTAL CAYMAN ISLANDS		16,733,494

China - 5.4%
Industrial & Commercial Bank of China Ltd. (H Shares)	13,110,000	7,869,143
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,381,079	9,404,496
Kweichow Moutai Co. Ltd. (A Shares)	261,750	12,282,448
Shenzhen Expressway Co. (H Shares)	4,216,000	4,234,727
Weifu High-Technology Co. Ltd. (B Shares)	1,382,213	3,265,035

TOTAL CHINA		37,055,849

Hong Kong - 5.3%
AIA Group Ltd.	2,207,800	13,934,771
China Resources Beer Holdings Co. Ltd.	2,050,666	4,362,810
Hang Seng Bank Ltd.	394,400	7,124,632
Magnificent Hotel Investment Ltd.	90,048,000	2,113,162
Techtronic Industries Co. Ltd.	2,368,500	8,917,511

TOTAL HONG KONG		36,452,886

India - 7.9%
Asian Paints Ltd.	433,057	6,945,875
Bharti Infratel Ltd.	1,673,826	8,673,324
HDFC Bank Ltd.	281,357	6,287,212
Housing Development Finance Corp. Ltd.	291,623	6,084,236
Indraprastha Gas Ltd. (b)	269,883	3,479,467
Page Industries Ltd.	18,365	4,529,714
Petronet LNG Ltd.	1,596,517	9,305,474
Sun Pharmaceutical Industries Ltd.	831,279	9,264,203

TOTAL INDIA		54,569,505

Indonesia - 3.2%
PT Bank Central Asia Tbk	7,964,500	9,476,461
PT Bank Rakyat Indonesia Tbk	8,236,100	7,700,829
PT Gudang Garam Tbk	886,300	4,612,183

TOTAL INDONESIA		21,789,473

Israel - 0.8%
Sarine Technologies Ltd.	4,978,000	5,832,266
Japan - 36.0%
Arcland Service Holdings Co. Ltd.	191,500	5,688,209
Asahi Group Holdings	227,600	8,140,818
Astellas Pharma, Inc.	655,800	9,733,294
Broadleaf Co. Ltd.	146,951	1,654,898
Create SD Holdings Co. Ltd.	211,800	4,443,215
Daito Trust Construction Co. Ltd.	61,900	10,373,725
East Japan Railway Co.	78,300	6,911,634
Fuji Heavy Industries Ltd.	268,400	10,478,017
Harmonic Drive Systems, Inc. (a)	115,100	3,249,844
Hoya Corp.	167,700	7,012,153
Hulic Co. Ltd.	321,400	3,067,812
Japan Tobacco, Inc.	233,400	8,889,097
Kakaku.com, Inc.	304,100	5,118,113
Kao Corp.	138,300	7,127,982
KDDI Corp.	367,800	11,178,610
Keyence Corp.	10,800	7,935,997
Kyushu Railway Co.	48,500	1,429,055
Misumi Group, Inc.	262,700	4,802,097
Mitsubishi Pencil Co. Ltd.	96,200	4,825,136
Mitsui Fudosan Co. Ltd.	196,000	4,467,798
Nakanishi, Inc.	138,400	4,955,583
Nidec Corp.	78,300	7,593,316
Nihon M&A Center, Inc.	113,600	3,699,285
Nihon Parkerizing Co. Ltd.	426,800	5,901,211
Nitori Holdings Co. Ltd.	61,400	7,359,569
Olympus Corp.	135,500	4,845,285
Open House Co. Ltd.	191,800	4,065,714
ORIX Corp.	458,000	7,273,758
PeptiDream, Inc. (a)(b)	48,600	2,511,796
ProNexus, Inc.	276,400	2,922,929
Rakuten, Inc.	432,400	4,999,380
Seven Bank Ltd.	1,402,200	4,318,781
Shionogi & Co. Ltd.	155,400	7,672,940
SK Kaken Co. Ltd.	48,000	5,002,765
SMS Co., Ltd.	153,400	4,009,435
SoftBank Corp.	143,900	9,062,983
Sosei Group Corp. (a)(b)	27,300	4,107,886
Start Today Co. Ltd.	325,800	5,728,761
Sysmex Corp.	85,000	5,908,744
The Suruga Bank Ltd.	251,900	6,161,185
Tokyo Century Corp.	91,500	3,232,645
Toshiba Plant Systems & Services Corp.	355,900	5,752,365
Welcia Holdings Co. Ltd.	65,800	4,498,770

TOTAL JAPAN		248,112,590

Korea (South) - 2.6%
BGFretail Co. Ltd.	26,620	4,049,713
Cheil Industries, Inc.	19,172	2,707,116
KEPCO Plant Service & Engineering Co. Ltd.	88,695	4,257,341
LG Household & Health Care Ltd.	4,513	3,235,536
Medy-Tox, Inc.	10,750	3,823,459

TOTAL KOREA (SOUTH)		18,073,165

Netherlands - 0.5%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (A Shares) (BNP Paribas Warrant Program) warrants 11/27/17 (b)(c)	900,000	3,259,541
New Zealand - 1.9%
EBOS Group Ltd.	495,076	6,036,192
Ryman Healthcare Group Ltd.	1,120,794	7,117,141

TOTAL NEW ZEALAND		13,153,333

Philippines - 1.5%
Bank of the Philippine Islands (BPI)	2,604,550	5,437,182
D&L Industries, Inc.	20,046,200	4,544,901

TOTAL PHILIPPINES		9,982,083

South Africa - 2.9%
Naspers Ltd. Class N	118,300	19,827,286
Taiwan - 7.4%
Advantech Co. Ltd.	743,000	6,056,457
CTCI Corp.	3,474,000	5,107,122
ECLAT Textile Co. Ltd.	418,000	4,759,567
Nien Made Enterprise Co. Ltd.	589,000	6,837,433
Taiwan Semiconductor Manufacturing Co. Ltd.	3,806,000	22,862,170
Voltronic Power Technology Corp.	329,703	4,956,760

TOTAL TAIWAN		50,579,509

Thailand - 1.0%
Thai Beverage PCL	10,071,600	6,985,872
United Kingdom - 0.5%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (UBS Warrant Programme) warrants 10/23/17 (b)(c)	357,688	3,676,757
United States of America - 2.6%
China Biologic Products, Inc. (b)	41,600	4,913,376
Cognizant Technology Solutions Corp. Class A (b)	147,300	7,563,855
GI Dynamics, Inc. CDI (b)	5,561,290	88,840
ResMed, Inc. CDI	923,110	5,505,325

TOTAL UNITED STATES OF AMERICA		18,071,396

TOTAL COMMON STOCKS
(Cost $567,636,394)		684,452,620

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.41% (d)	3,361,523	3,362,532
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	7,331,506	7,332,972
TOTAL MONEY MARKET FUNDS
(Cost $10,693,414)		10,695,504
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $578,329,808)		695,148,124
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(6,829,777)
NET ASSETS - 100%		$688,318,347

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,936,298 or 1.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$31,055
Fidelity Securities Lending Cash Central Fund	418,713
Total	$449,768

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$95,848,380	$95,848,380	$--	$--
Consumer Staples	78,603,336	78,603,336	--	--
Energy	15,983,021	15,983,021	--	--
Financials	136,693,634	115,600,981	21,092,653	--
Health Care	101,060,536	91,327,242	9,733,294	--
Industrials	73,903,159	73,903,159	--	--
Information Technology	80,867,202	58,005,030	22,862,170	2
Materials	27,394,692	27,394,689	--	3
Real Estate	31,781,182	31,781,182	--	--
Telecommunication Services	28,914,917	8,673,324	20,241,593	--
Utilities	13,402,561	13,402,561	--	--
Money Market Funds	10,695,504	10,695,504	--	--
Total Investments in Securities:	$695,148,124	$621,218,409	$73,929,710	$5

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$373,505,253

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $6,911,242) — See accompanying schedule: Unaffiliated issuers (cost $567,636,394)	$684,452,620
Fidelity Central Funds (cost $10,693,414)	10,695,504
Total Investments (cost $578,329,808)		$695,148,124
Receivable for investments sold		757,258
Receivable for fund shares sold		978,261
Dividends receivable		1,402,975
Distributions receivable from Fidelity Central Funds		34,230
Prepaid expenses		1,748
Other receivables		41,592
Total assets		698,364,188
Liabilities
Payable for investments purchased	$1,536,509
Payable for fund shares redeemed	390,223
Accrued management fee	517,424
Other affiliated payables	132,503
Other payables and accrued expenses	137,627
Collateral on securities loaned, at value	7,331,555
Total liabilities		10,045,841
Net Assets		$688,318,347
Net Assets consist of:
Paid in capital		$562,353,693
Undistributed net investment income		4,193,451
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,056,934
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		116,714,269
Net Assets, for 23,886,203 shares outstanding		$688,318,347
Net Asset Value, offering price and redemption price per share ($688,318,347 ÷ 23,886,203 shares)		$28.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$14,077,819
Income from Fidelity Central Funds		449,768
Income before foreign taxes withheld		14,527,587
Less foreign taxes withheld		(1,127,613)
Total income		13,399,974
Expenses
Management fee
Basic fee	$4,548,902
Performance adjustment	1,374,143
Transfer agent fees	1,212,934
Accounting and security lending fees	323,920
Custodian fees and expenses	167,460
Independent trustees' fees and expenses	2,933
Registration fees	28,284
Audit	93,684
Legal	2,331
Miscellaneous	5,670
Total expenses before reductions	7,760,261
Expense reductions	(30,583)	7,729,678
Net investment income (loss)		5,670,296
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,958,907
Fidelity Central Funds	3,326
Foreign currency transactions	92,182
Total net realized gain (loss)		12,054,415
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $50,320)	55,475,381
Assets and liabilities in foreign currencies	(96,976)
Total change in net unrealized appreciation (depreciation)		55,378,405
Net gain (loss)		67,432,820
Net increase (decrease) in net assets resulting from operations		$73,103,116

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,670,296	$9,343,644
Net realized gain (loss)	12,054,415	28,035,513
Change in net unrealized appreciation (depreciation)	55,378,405	(45,966,498)
Net increase (decrease) in net assets resulting from operations	73,103,116	(8,587,341)
Distributions to shareholders from net investment income	(8,723,132)	(4,307,962)
Distributions to shareholders from net realized gain	(22,916,293)	(38,224,213)
Total distributions	(31,639,425)	(42,532,175)
Share transactions
Proceeds from sales of shares	74,529,168	132,445,887
Reinvestment of distributions	30,030,138	40,866,947
Cost of shares redeemed	(111,767,463)	(165,448,385)
Net increase (decrease) in net assets resulting from share transactions	(7,208,157)	7,864,449
Redemption fees	30,553	85,778
Total increase (decrease) in net assets	34,286,087	(43,169,289)
Net Assets
Beginning of period	654,032,260	697,201,549
End of period	$688,318,347	$654,032,260
Other Information
Undistributed net investment income end of period	$4,193,451	$7,437,966
Shares
Sold	2,706,719	4,689,033
Issued in reinvestment of distributions	1,147,503	1,545,649
Redeemed	(4,183,480)	(6,127,983)
Net increase (decrease)	(329,258)	106,699

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Pacific Basin Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$27.01	$28.92	$31.47	$24.85	$22.96
Income from Investment Operations
Net investment income (loss)A	.24	.37B	.31	.12	.30
Net realized and unrealized gain (loss)	2.88	(.49)	1.25	7.26	1.79
Total from investment operations	3.12	(.12)	1.56	7.38	2.09
Distributions from net investment income	(.36)	(.18)	(.18)	(.29)	(.12)
Distributions from net realized gain	(.95)	(1.61)	(3.93)	(.47)	(.08)
Total distributions	(1.31)	(1.79)	(4.11)	(.76)	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$28.82	$27.01	$28.92	$31.47	$24.85
Total ReturnD	12.05%	(.29)%	5.68%	30.58%	9.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.19%	1.17%	1.18%	1.23%	1.28%
Expenses net of fee waivers, if any	1.19%	1.17%	1.18%	1.22%	1.28%
Expenses net of all reductions	1.19%	1.17%	1.18%	1.21%	1.26%
Net investment income (loss)	.87%	1.34%B	1.09%	.42%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$688,318	$654,032	$697,202	$719,675	$581,254
Portfolio turnover rateG	30%	36%	30%	82%	26%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$154,189,671
Gross unrealized depreciation	(43,588,505)
Net unrealized appreciation (depreciation) on securities	$110,601,166
Tax Cost	$584,546,958

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,900,747
Undistributed long-term capital gain	$7,567,769
Net unrealized appreciation (depreciation) on securities and other investments	$110,527,171

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$8,723,132	$ 8,734,926
Long-term Capital Gains	22,916,293	33,797,249
Total	$31,639,425	$ 42,532,175

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $194,332,452 and $223,295,528, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $132 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,658 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $6,119. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,713, including $4,669 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $25,869 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $51.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $4,663.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each a fund of Fidelity Investment Trust) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Canada
Class A	1.40%
Actual		$1,000.00	$1,007.30	$7.06
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class T	1.69%
Actual		$1,000.00	$1,006.10	$8.52
Hypothetical-C		$1,000.00	$1,016.64	$8.57
Class C	2.13%
Actual		$1,000.00	$1,003.60	$10.73
Hypothetical-C		$1,000.00	$1,014.43	$10.79
Canada	1.09%
Actual		$1,000.00	$1,009.00	$5.50
Hypothetical-C		$1,000.00	$1,019.66	$5.53
Class I	1.12%
Actual		$1,000.00	$1,009.20	$5.66
Hypothetical-C		$1,000.00	$1,019.51	$5.69
China Region
Class A	1.32%
Actual		$1,000.00	$1,116.70	$7.02
Hypothetical-C		$1,000.00	$1,018.50	$6.70
Class T	1.67%
Actual		$1,000.00	$1,114.80	$8.88
Hypothetical-C		$1,000.00	$1,016.74	$8.47
Class C	2.05%
Actual		$1,000.00	$1,112.50	$10.89
Hypothetical-C		$1,000.00	$1,014.83	$10.38
China Region	1.01%
Actual		$1,000.00	$1,118.40	$5.38
Hypothetical-C		$1,000.00	$1,020.06	$5.13
Class I	.99%
Actual		$1,000.00	$1,118.30	$5.27
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Emerging Asia	1.18%
Actual		$1,000.00	$1,101.30	$6.23
Hypothetical-C		$1,000.00	$1,019.20	$5.99
Emerging Markets	.99%
Actual		$1,000.00	$1,078.30	$5.17
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class K	.84%
Actual		$1,000.00	$1,079.10	$4.39
Hypothetical-C		$1,000.00	$1,020.91	$4.27
Europe
Class A	1.38%
Actual		$1,000.00	$951.50	$6.77
Hypothetical-C		$1,000.00	$1,018.20	$7.00
Class T	1.69%
Actual		$1,000.00	$949.90	$8.28
Hypothetical-C		$1,000.00	$1,016.64	$8.57
Class C	2.17%
Actual		$1,000.00	$947.90	$10.63
Hypothetical-C		$1,000.00	$1,014.23	$10.99
Europe	1.06%
Actual		$1,000.00	$952.70	$5.20
Hypothetical-C		$1,000.00	$1,019.81	$5.38
Class I	.99%
Actual		$1,000.00	$953.30	$4.86
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Fidelity Japan Fund
Class A	1.07%
Actual		$1,000.00	$1,111.20	$5.68
Hypothetical-C		$1,000.00	$1,019.76	$5.43
Class T	1.42%
Actual		$1,000.00	$1,109.40	$7.53
Hypothetical-C		$1,000.00	$1,018.00	$7.20
Class C	1.78%
Actual		$1,000.00	$1,106.80	$9.43
Hypothetical-C		$1,000.00	$1,016.19	$9.02
Japan	.77%
Actual		$1,000.00	$1,111.70	$4.09
Hypothetical-C		$1,000.00	$1,021.27	$3.91
Class I	.74%
Actual		$1,000.00	$1,111.90	$3.93
Hypothetical-C		$1,000.00	$1,021.42	$3.76
Japan Smaller Companies	.96%
Actual		$1,000.00	$1,111.40	$5.10
Hypothetical-C		$1,000.00	$1,020.31	$4.88
Fidelity Latin America Fund
Class A	1.38%
Actual		$1,000.00	$1,163.80	$7.51
Hypothetical-C		$1,000.00	$1,018.20	$7.00
Class T	1.66%
Actual		$1,000.00	$1,162.40	$9.02
Hypothetical-C		$1,000.00	$1,016.79	$8.42
Class C	2.13%
Actual		$1,000.00	$1,159.50	$11.56
Hypothetical-C		$1,000.00	$1,014.43	$10.79
Latin America	1.11%
Actual		$1,000.00	$1,165.40	$6.04
Hypothetical-C		$1,000.00	$1,019.56	$5.63
Class I	1.03%
Actual		$1,000.00	$1,166.70	$5.61
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Nordic	.98%
Actual		$1,000.00	$928.60	$4.75
Hypothetical-C		$1,000.00	$1,020.21	$4.98
Pacific Basin	1.18%
Actual		$1,000.00	$1,084.30	$6.18
Hypothetical-C		$1,000.00	$1,019.20	$5.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/12/16	12/09/16	$0.453	$0.188
Class T	12/12/16	12/09/16	$0.338	$0.188
Class C	12/12/16	12/09/16	$0.105	$0.188
Canada	12/12/16	12/09/16	$0.611	$0.188
Class I	12/12/16	12/09/16	$0.660	$0.188
Fidelity China Region Fund
Class A	12/12/16	12/09/16	$0.182	$0.050
Class T	12/12/16	12/09/16	$0.111	$0.050
Class C	12/12/16	12/09/16	$0.000	$0.018
China Region	12/12/16	12/09/16	$0.271	$0.050
Class I	12/12/16	12/09/16	$0.281	$0.050
Fidelity Emerging Asia Fund
Emerging Asia	12/12/16	12/09/16	$0.339	$0.052
Fidelity Emerging Markets Fund
Class K	12/12/16	12/09/16	$0.178	$0.000
Emerging Markets	12/12/16	12/09/16	$0.140	$0.000
Fidelity Europe Fund
Class A	12/19/16	12/16/16	$0.224	$0.126
Class T	12/19/16	12/16/16	$0.091	$0.126
Class C	12/19/16	12/16/16	$0.000	$0.000
Europe	12/19/16	12/16/16	$0.382	$0.126
Class I	12/19/16	12/16/16	$0.408	$0.126
Fidelity Japan Fund
Class A	12/12/16	12/09/16	$0.060	$0.034
Class T	12/12/16	12/09/16	$0.010	$0.034
Class C	12/12/16	12/09/16	$0.000	$0.000
Japan	12/12/16	12/09/16	$0.112	$0.034
Class I	12/12/16	12/09/16	$0.110	$0.034
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/12/16	12/09/16	$0.169	$0.245
Fidelity Latin America Fund
Class A	12/12/16	12/09/16	$0.346	$0.000
Class T	12/12/16	12/09/16	$0.289	$0.000
Class C	12/12/16	12/09/16	$0.198	$0.000
Latin America	12/12/16	12/09/16	$0.395	$0.000
Class I	12/12/16	12/09/16	$0.406	$0.000
Fidelity Nordic Fund
Nordic	12/12/16	12/09/16	$0.650	$0.120
Fidelity Pacific Basin Fund
Pacific Basin	12/19/16	12/16/16	$0.171	$0.459

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pacific Basin Fund	$7,607,921

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class T	Class C	Retail Class	Class I	Class K
Fidelity Canada Fund
December, 2015	5%	7%	19%	4%	4%	–
Fidelity Emerging Markets Fund
December, 2015	–	–	–	9%	–	7%
Fidelity Pacific Basin Fund
December, 2015	–	–	–	1%	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class B	Class C	Retail Class	Class I	Class K
Fidelity Canada Fund
December, 2015	100%	100%	–	100%	100%	100%	–
Fidelity China Region Fund
December, 2015	100%	100%	–	100%	100%	99%	–
Fidelity Emerging Asia Fund
December, 2015	–	–	–	–	87%	–	–
Fidelity Emerging Markets Fund
December, 2015	–	–	–	–	100%	–	100%
Fidelity Europe Fund
December, 2015	100%	100%	–	100%	100%	100%	–
Fidelity Japan Fund
December, 2015	100%	100%	–	–	100%	100%	–
Fidelity Japan Smaller Companies Fund
December, 2015	–	–	–	–	91%	–	–
Fidelity Latin America Fund
December 04, 2015	67%	78%	100%	100%	56%	52%	–
December 28, 2015	25%	25%	25%	25%	25%	25%	–
Fidelity Nordic Fund
December, 2015	–	–	–	–	88%	–	–
Fidelity Pacific Basin
December, 2015	–	–	–	–	100%	–	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/07/15	$0.5458	$0.1278
Class T	12/07/15	$0.4138	$0.1278
Class C	12/07/15	$0.1458	$0.1278
Canada	12/07/15	$0.7408	$0.1278
Class I	12/07/15	$0.7138	$0.1278
Fidelity China Region Fund
Class A	12/07/15	$0.3321	$0.0621
Class T	12/07/15	$0.1961	$0.0621
Class C	12/07/15	$0.1221	$0.0621
China Region	12/07/15	$0.4071	$0.0621
Class I	12/07/15	$0.4191	$0.0621
Fidelity Emerging Asia Fund
Emerging Asia	12/07/15	$0.2166	$0.0846
Fidelity Emerging Markets Fund
Emerging Markets	12/07/15	$0.1491	$0.0391
Class K	12/07/15	$0.1911	$0.0391
Fidelity Europe Fund
Class A	12/07/15	$0.4943	$0.0553
Class T	12/07/15	$0.3013	$0.0553
Class C	12/07/15	$0.3323	$0.0553
Europe	12/07/15	$0.6343	$0.0553
Class I	12/07/15	$0.6563	$0.0553
Fidelity Japan Fund
Class A	12/07/15	$0.0727	$0.0177
Class T	12/07/15	$0.0257	$0.0177
Japan	12/07/15	$0.0927	$0.0177
Class I	12/07/15	$0.0887	$0.0177
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/07/15	$0.1871	$0.0229
Fidelity Latin America Fund
Class A	12/07/15	$0.3341	$0.0571
Class A	12/29/15	$0.0280	$0.0000
Class T	12/07/15	$0.2881	$0.0571
Class T	12/29/15	$0.0280	$0.0000
Class B	12/07/15	$0.0631	$0.0571
Class B	12/29/15	$0.0280	$0.0000
Class C	12/07/15	$0.1611	$0.0571
Class C	12/29/15	$0.0280	$0.0000
Latin America	12/07/15	$0.4041	$0.0571
Latin America	12/29/15	$0.0280	$0.0000
Class I	12/07/15	$0.4291	$0.0571
Class I	12/29/15	$0.0280	$0.0000
Fidelity Nordic Fund
Nordic	12/07/15	$0.7110	$0.0940
Fidelity Pacific Basin Fund
Pacific Basin	12/07/15	$0.4013	$0.0393

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Fidelity Canada Fund in January 2014 and September 2014, for Fidelity Europe Fund in December 2013 and September 2014, for Fidelity Japan Smaller Companies Fund in March 2014, for Fidelity Latin America Fund in October 2015 and December 2015, for Fidelity Nordic Fund in September 2014, and for Fidelity Pacific Basin Fund in October 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. For Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, a peer group is not shown below because the funds do not generally utilize a peer group for performance comparison purposes. For Fidelity Emerging Asia Fund, Fidelity Europe Fund, and Fidelity Pacific Basin Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

The Board has discussed Fidelity Japan Fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that there was a portfolio management change for Fidelity Japan Fund in March 2014.

The Board also considered that each of Fidelity Canada Fund's, Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, and Fidelity Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Japan Fund, the Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders of Fidelity Emerging Asia Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning December 1, 2010. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to December 1, 2010 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2011 through 2013 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Nordic Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Latin America Fund).  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Canada Fund's, Fidelity Europe Fund's, and Fidelity Japan Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the funds offer multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

For Fidelity Canada Fund, the Board noted that the total expense ratio of the retail class ranked equal to the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I of Fidelity Canada Fund was above the competitive median because of a positive performance fee adjustment in 2015. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

For Fidelity Europe Fund, the Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. For each of Fidelity Japan Fund and Fidelity Latin America Fund, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class of the fund ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board noted that the total expense ratio of each class of Fidelity China Region Fund and Fidelity Emerging Markets Fund ranked below the competitive median for 2015.

Total Expense Ratio (for Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund).  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Emerging Asia Fund's and Fidelity Pacific Basin Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Nordic Fund ranked below the competitive median for 2015.

The Board noted that Fidelity Pacific Basin Fund's total expense ratio ranked equal to the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes of some funds were above the median of the universe presented for comparison, the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

TIF-ANN-1216
1.754542.116

Item 2.

Code of Ethics

As of the end of the period, October 31, 2016, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (the “Funds”):

Services Billed by PwC

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$68,000	$-	$5,700	$2,900
Fidelity China Region Fund	$81,000	$-	$5,500	$2,900
Fidelity Emerging Asia Fund	$68,000	$-	$5,500	$2,900
Fidelity Emerging Markets Fund	$79,000	$-	$6,700	$3,400
Fidelity Europe Fund	$72,000	$-	$12,700	$3,000
Fidelity Japan Fund	$69,000	$-	$5,500	$2,900
Fidelity Japan Smaller Companies Fund	$57,000	$-	$5,500	$2,400
Fidelity Latin America Fund	$68,000	$-	$5,500	$2,800
Fidelity Nordic Fund	$56,000	$-	$23,400	$2,400
Fidelity Pacific Basin Fund	$69,000	$-	$5,700	$2,900

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$65,000	$-	$5,200	$2,400
Fidelity China Region Fund	$63,000	$-	$5,200	$2,300
Fidelity Emerging Asia Fund	$65,000	$-	$5,200	$2,100
Fidelity Emerging Markets Fund	$81,000	$-	$5,900	$2,900
Fidelity Europe Fund	$70,000	$-	$15,400	$2,200
Fidelity Japan Fund	$64,000	$-	$7,600	$1,900
Fidelity Japan Smaller Companies Fund	$54,000	$-	$5,200	$1,900
Fidelity Latin America Fund	$64,000	$-	$5,200	$2,000
Fidelity Nordic Fund	$54,000	$-	$37,600	$1,900
Fidelity Pacific Basin Fund	$65,000	$-	$5,400	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$5,775,000	$3,465,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2016 A	October 31, 2015 A
PwC	$6,665,000	$4,885,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2016